As filed with the Securities and Exchange Commission on September 15, 2023

Securities Act File No. 333-273992

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES
ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No. 1

PEAR TREE FUNDS
(Exact Name of Registrant as Specified in Charter)

55 Old Bedford Road

Lincoln, Massachusetts 01773

(Address of Principal Executive Offices and Zip Code)

(781) 259-1144

(Registrant’s Telephone Number, including Area Code)

Willard L. Umphrey

President

PEAR TREE ADVISORS, INC.

55 Old Bedford Road

Lincoln, Massachusetts 01773

(Name and Address of Agent for Service)

Copy to:

John Hunt, Esq.

SULLIVAN & WORCESTER LLP

One Post Office Square

Boston, Massachusetts 02109

Approximate Date of Proposed Offering: As soon as practicable after this Registration Statement becomes effective.

Title of Securities Being Registered: Ordinary Shares, Institutional Shares and R6 Shares of Pear Tree Polaris International Opportunities Fund, a series of the Registrant.

No filing fee is required because the Registrant has previously registered an indefinite number of shares under the Securities Act of 1933 pursuant to Section 24(f) under the Investment Company Act of 1940.

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A Message from the President of Pear Tree Funds

Pear Tree Axiom Emerging Markets World Equity Fund

September 15, 2023

Dear Shareholder:

At the upcoming shareholders meeting of Pear Tree Axiom Emerging Markets World Equity Fund (“Emerging Markets Fund”), you will be asked to consider the proposed Reorganization of Emerging Markets Fund with and into Pear Tree Polaris International Opportunities Fund (“International Opportunities Fund”). Both funds are separate series of Pear Tree Funds (the “Trust”), although each has its own assets and liabilities. In this proposed merger, shares of Emerging Markets Fund would, in effect, be exchanged for shares of International Opportunities Fund with an equal total net asset value. The exchange is expected to qualify as a tax-free reorganization for U.S. federal income tax purposes.

Pear Tree Advisors, Inc. (the “Manager”), which serves as the investment manager to both Emerging Markets Fund and International Opportunities Fund, is recommending the proposed Reorganization because it believes that it is in the best interests of both funds and their shareholders. The Manager believes that the funds are appropriate merger partners, noting that Emerging Markets Fund and International Opportunities Fund have substantially similar investment objectives, with Emerging Markets Fund seeking long-term capital growth and International Opportunities Fund seeking long-term capital appreciation. The Manager also believes that the combined fund would have greater commercial and scale prospects, which would further benefit shareholders.

The Pear Tree Funds’ Trustees have carefully reviewed the terms of the proposed Reorganization, and they have determined to recommend that shareholders of Emerging Markets Fund approve the Reorganization as proposed. Details regarding the terms of the proposed Reorganization, as well as its potential benefits and costs to shareholders, are discussed in the Combined Prospectus/Proxy Statement, which we urge you to review carefully.

If you have questions, please call us at (800) 326-2151 or contact your broker or financial intermediary.

Sincerely,

Willard L. Umphrey

President of Pear Tree Funds

Notice of a Special Meeting of Shareholders
Combined Prospectus/Proxy Statement

PROXY CARD(S) ENCLOSED

If you have any questions, please contact us at (800) 326-2151 or call your broker or financial intermediary. Please refer to your proxy card for the touchtone voting phone number and web address for voting.

Important Notice Regarding the Availability of Proxy Materials for the Special Shareholder Meeting to be held on October 17, 2023.

The Combined Prospectus/Proxy Statement for this meeting is available at http://peartreefunds.com.

1	Pear Tree Funds Combined Prospectus/Proxy Statement September 15, 2023

Notice of a Special Meeting of Shareholders

To the Shareholders of Pear Tree Axiom Emerging Markets World Equity Fund:

This is the formal agenda for a Special Shareholders’ Meeting of Pear Tree Axiom Emerging Markets World Equity Fund (“Emerging Markets Fund”). It tells you what matters will be voted on and provides the time and place of the meeting in case you wish to attend in person.

A Special Meeting of Shareholders of Emerging Markets Fund will be held on October 17, 2023, at 11:00 a.m. Eastern Time, at 55 Old Bedford Road Lincoln, Massachusetts 01773 to consider the following proposal:

1.	Approving a Plan of Reorganization providing for the transfer of all assets of Pear Tree Axiom Emerging Markets World Equity Fund to Pear Tree Polaris International Opportunities Fund in exchange for the assumption by Pear Tree Polaris International Opportunities Fund of all stated liabilities of Pear Tree Axiom Emerging Markets World Equity Fund, the issuance and delivery of shares of beneficial interest of Pear Tree Polaris International Opportunities Fund, and the distribution of these shares to the shareholders of Pear Tree Axiom Emerging Markets World Equity Fund in complete liquidation of Pear Tree Axiom Emerging Markets World Equity Fund.

By Deborah A. Kessinger, Clerk, and by the Trustees

John M. Bulbrook, Lead Independent Trustee

William H. Dunlap

Clinton S. Marshall

Willard L. Umphrey

In order for you to be represented at the Emerging Markets Fund’s special shareholder meeting, we urge you to record your voting instructions over the Internet or by telephone or to mark, sign, date, and mail the enclosed proxy card(s) in the postage-paid envelope provided.

September 15, 2023

2	Pear Tree Funds Combined Prospectus/Proxy Statement September 15, 2023

COMBINED Prospectus/Proxy Statement

September 15, 2023

Acquisition of the assets and assumption of the liabilities of

Pear Tree Axiom Emerging Markets World Equity Fund

A series of Pear Tree Funds
55 Old Bedford Road

Lincoln, Massachusetts 01773
(781) 259-1144

by and in exchange for shares of

Pear Tree Polaris International Opportunities Fund

A series of Pear Tree Funds
55 Old Bedford Road

Lincoln, Massachusetts 01773
(781) 259-1144

This Combined Prospectus/Proxy Statement is a proxy statement for Pear Tree Axiom Emerging Markets World Equity Fund (“Emerging Markets Fund”), and a prospectus for Pear Tree Polaris International Opportunities Fund (“International Opportunities Fund,” and together with Emerging Markets Funds, the “Funds”), each a series of the Pear Tree Funds (the “Trust”), an open-end management investment company. This Combined Prospectus/Proxy Statement and the enclosed proxy card are being mailed to shareholders of Emerging Markets Fund are being mailed to shareholders on or about September 15, 2023. This Combined Prospectus/Proxy Statement contains information you should know before voting on the following proposal. You should read this document carefully and retain it for future reference.

1.	Approving a Plan of Reorganization providing for the transfer of all assets of Pear Tree Axiom Emerging Markets World Equity Fund to Pear Tree Polaris International Opportunities Fund in exchange for the assumption by Pear Tree Polaris International Opportunities Fund of all stated liabilities of Pear Tree Axiom Emerging Markets World Equity Fund, the issuance and delivery of shares of beneficial interest of Pear Tree Polaris International Opportunities Fund, and the distribution of these shares to the shareholders of Pear Tree Axiom Emerging Markets World Equity Fund in complete liquidation of Pear Tree Axiom Emerging Markets World Equity Fund.

The proposal will be considered by shareholders who owned shares of Emerging Markets Fund on September 11, 2023 at a meeting of shareholders (the “Meeting”) that will be held on October 17, 2023, at 11:00 a.m. Eastern Time, at the offices of Pear Tree Advisors, Inc. (the “Manager”), the investment manager of both Funds, at 55 Old Bedford Road, Lincoln, Massachusetts 01773.

3	Pear Tree Funds Combined Prospectus/Proxy Statement September 15, 2023

The Plan of Reorganization (the “Plan”), and the transactions contemplated thereby (collectively, the “Reorganization”), have been approved by the Trustees of the Trust. Under the Plan, shareholders of Ordinary, Institutional and R6 Shares of Emerging Markets Fund would receive Ordinary, Institutional and R6 Shares of Pear Tree Polaris International Opportunities Fund (“International Opportunities Fund,” and together with Emerging Markets Funds, the “Funds”) as of the closing date of the Reorganization. Upon completion of the Reorganization, Emerging Markets Fund would be terminated as a separate series of the Trust and International Opportunities Fund would continue as the surviving fund. The Reorganization is expected to be consummated during the fourth quarter 2023. Failure of any of the conditions to closing as described herein, including approval of the Plan by shareholders of Emerging Markets Fund, could result in the Reorganization not being completed. If the Reorganization is not completed, it is expected that Emerging Markets Fund and International Opportunities Fund would continue to operate as separate series of the Trust.

The Trustees of the Trust have determined, among other things, that the Reorganization is in the best interests of each of Emerging Markets Fund and International Opportunities Fund, and that the interests of each Fund’s shareholders will not be diluted as a result of the Reorganization. For U.S. federal income tax purposes, the Reorganization will be treated as a tax-free reorganization of Emerging Markets Fund into International Opportunities Fund for Emerging Markets Fund shareholders.

The Funds have the same investment manager, but different investment sub-advisers and portfolio managers. The investment objectives of the Funds are substantially similar: Emerging Markets Fund seeks long-term growth of capital and International Opportunities Fund seeks long-term capital appreciation. The Funds also have similar principal investment strategies and risks. Each Fund invests at least 80 percent of its assets in foreign securities, with Emerging Markets Fund investing principally in a diversified portfolio of emerging markets securities, and International Opportunities Fund investing principally in a non-diversified portfolio of securities from foreign developed markets as well as emerging markets. From time to time, the Acquiring Fund’s portfolio investments have been concentrated in a specific industry, however, historically, such concentration has been for less than one year, and the Acquiring Fund currently has no intention as part of its principal investment strategy to concentrate the Acquiring Fund’s portfolio investments in any specific industry for any period longer than one year. Emerging Markets Fund generally has higher management fees and expense ratios than International Opportunities Fund.

In anticipation of the Reorganization, the Manager expects to dispose of a substantial portion of Emerging Markets Fund’s current portfolio holdings to align the number of holdings in the portfolio to International Opportunities Fund’s strategy. For a discussion of the tax impact of these sales, please see “Information about the proposed Reorganization—Federal Income Tax Consequences.”

This Combined Prospectus/Proxy Statement sets forth concisely the information about International Opportunities Fund that shareholders of Emerging Markets Fund should know when considering whether to approve the Plan and invest in International Opportunities Fund, and it should be read and retained by investors for future reference.

The following documents have been filed with the Securities and Exchange Commission (the “SEC”) and are incorporated into this Combined Prospectus/Proxy Statement by reference:

•	The Statement of Additional Information relating to the Reorganization dated the same date as this Combined Prospectus/Proxy Statement, as supplement to date (the “Merger SAI”) (File No. 333-273992);

•	The Prospectus and Statement of Additional Information of Pear Tree Funds dated August 1, 2023, as supplemented (File Nos. 333-102055 and 811-03790), which relate to Emerging Markets Fund, as supplement to date; and

4	Pear Tree Funds Combined Prospectus/Proxy Statement September 15, 2023

•	The Statement of Additional Information of Pear Tree Funds dated August 1, 2023, as supplemented (File Nos. 333-102055 and 811-03790), which relates to International Opportunities Markets Fund, as supplement to date.

Copies of these documents are available without charge and can be obtained by visiting the Pear Tree Funds’ website at www.peartreefunds.com, by calling Pear Tree Funds, Attention: Transfer Agent toll-free at 1-800-326-2151, or by emailing Pear Tree Funds at info@peartreefunds.com.

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and files reports, proxy materials and other information with the SEC. These reports, proxy materials and other information may be inspected and copied at the Public Reference Room maintained by the SEC. Copies may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Public Reference Branch of the SEC Office of Consumer Affairs and Information Services, 100 F Street, N.E., Washington, D.C. 20549¬0102. In addition, copies of these documents may be viewed online or downloaded from the SEC’s website at www.sec.gov.

investments in either Fund are not bank deposits, are not federally insured, are not guaranteed by any bank or government agency and may lose value. There is no assurance that either Fund will achieve its investment objective.

AS WITH SHARES OF ALL OPEN-END MUTUAL FUNDS, THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED ON THE ADEQUACY OF THE DISCLOSURE IN THIS COMBINED PROSPECTUS/INFORMATION STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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5	Pear Tree Funds Combined Prospectus/Proxy Statement September 15, 2023

Table of Contents	Page

A.	Overview	7

B.	Comparison Fee Table and Example; Portfolio Turnover	8

(i)	Fees and Expenses of the Funds	8

(ii)	Expense Example	10

(iii)	Portfolio Turnover	11

C.	Comparison of Performance	11

(i)	Calendar-Year Total Returns – Ordinary Shares	11

(ii)	Average Annual Total Returns (Before and After Tax and Distributions)	13

D.	Summary of Investment Objectives, Strategies, Risks and Restrictions	14

(i)	Investment Objectives and Principal Investment Strategies	14

(ii)	Principal Investment Risks	16

(iii)	Disclosure of Portfolio Holdings	28

(iv)	Investment Policies	29

E.	Key Information about the Reorganization	33

F.	Information about Voting and the Shareholder Meeting	45

G.	Additional Information about Pear Tree Polaris International Opportunities Fund	53

H.	Financial Highlights of Pear Tree Polaris International Opportunities Fund	59

Appendix A – Plan of Reorganization	A-1

6	Pear Tree Funds Combined Prospectus/Proxy Statement September 15, 2023

A.	Overview

At a meeting held on July 26, 2023, the Trustees of Pear Tree Funds (the “Trust”), including all of the trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), considered and approved a Plan of Reorganization (the “Plan of Reorganization”) for Pear Tree Axiom Emerging Markets World Equity Fund (“Emerging Markets Fund”).

The Plan of Reorganization generally provides that Emerging Markets Fund would transfer all of its assets to Pear Tree Polaris International Opportunities Fund (“International Opportunities Fund,” and together with Emerging Markets Fund, the “Funds”) in exchange for that number of Ordinary, Institutional, and R6 Shares of International Opportunities Fund equivalent in aggregate net asset value to the aggregate net asset value of the Ordinary, Institutional, and R6 Shares of Emerging Markets Fund outstanding immediately prior to the Closing Date (as described below), and the assumption by International Opportunities Fund of all of Emerging Markets Fund’s stated liabilities. That transfer and exchange would be followed by a distribution of the International Opportunities Fund shares to Emerging Markets Fund’s Ordinary, Institutional, and R6 shareholders so that each Emerging Markets Fund shareholder would receive shares of International Opportunities Fund equivalent to the value of Emerging Markets Fund shares held by such shareholder as of the Valuation Time (as described below).

Unless delayed for any reason, the Valuation Time is expected to occur as of the close of regular trading on the NYSE on October 31, 2023, and the Closing Date is expected to occur on the following business day, that is November 1, 2023. Emerging Markets Fund will then be liquidated and terminated as a separate series of the Trust and International Opportunities Fund will continue as the surviving fund.

As set forth in the Plan of Reorganization, the proposed Reorganization is subject to normal and customary closing conditions as described therein, including approval of the Plan of Reorganization and the transactions contemplated therein (the “Reorganization”) by the shareholders of Emerging Markets Fund. Failure of any of those closing conditions may result in the Reorganization not being completed.

A copy of the Plan of Reorganization is attached to this Combined Prospectus/Information Statement as Appendix A.

The costs associated with the proposed Reorganization are estimated to be approximately $258,600. Each Fund will bear its own costs, which represent fees and expenses, including legal and accounting expenses, portfolio transfer taxes (if any), the costs of printing and mailing this Combined Prospectus/Proxy Statement, proxy solicitation costs, SEC filing fees, and other similar expenses incurred in connection with the consummation of the proposed Reorganization. Joint expenses will be allocated between the Funds as determined by the Manager in its reasonable judgment Each Fund has been accruing anticipated expenses of the Reorganization since July 26, 2023.

7	Pear Tree Funds Combined Prospectus/Proxy Statement September 15, 2023

The Trustees unanimously recommend that shareholders of Emerging Markets Fund approve the Plan and the proposed Reorganization

B.	Comparison Fee Table and Example; Portfolio Turnover

(i)                 Fees and Expenses of the Funds

The following table shows the comparative fees and expenses of the Funds as of March 31, 2023 (adjusted to account for changes in fee waiver agreements since that time). The table also reflects the pro forma combined fees for International Opportunities Fund after giving effect to the Reorganization. Neither Fund currently imposes any shareholder fees (i.e., fees paid directly from your investment), such as, sales charges (loads), redemption fees, or exchange fees.

Annual Fund Operating Expenses (expenses that are deducted from fund assets)

	Management Fees	Distribution (12b-1) Fees	Other Expenses	Total Annual Fund Operating Expenses	Fee Waiver and/or Expense Reimbursement	Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement
Emerging Markets Fund
Ordinary Shares	1.00%	0.25%	0.53%	1.78%	0.22%[1]	1.56%[1]
Institutional Shares	1.00%	None	0.53%	1.53%	0.34%[1,2]	1.19%[1,2]
R6 Shares	1.00%	None	0.37%	1.37%	0.38%[1,3]	0.99%[1,3]

International Opportunities Fund
Ordinary Shares	0.90%	0.25%	0.45%	1.60%	0.10%[4]	1.50%[4]
Institutional Shares	0.90%	None	0.48%	1.38%	0.32%[4,5,6]	1.06%[4,5,6]
R6 Shares	0.90%	None	0.33%	1.23%	0.24%[4,7]	0.99%[4,7]

International Opportunities Fund (pro forma combined)
Ordinary Shares	0.90%	0.25%	0.45%	1.60%	0.10%[4]	1.50	%4†
Institutional Shares	0.90%	None	0.48%	1.38%	0.32%[4,5,6]	1.06	%4,5,6†
R6 Shares	0.90%	None	0.33%	1.23%	0.24%[4,7]	0.99	%4,7†

(1)	The Manager has contractually agreed until September 30, 2024 to waive such portion of the management fees that it would otherwise receive under its agreement with the Trust for serving as investment manager to Emerging Markets Fund, such that the aggregate management fee that the Manager would receive during the waiver period for serving as the investment manager of Emerging Markets Fund would be calculated using (a) an annual rate of 0.78 percent if Emerging Markets Fund’s net assets are up to $300 million, (b) an annual rate of 0.83 percent if Emerging Markets Fund’s net assets are between $300 million and $600 million, and (c) an annual rate of 0.88 percent if Emerging Markets Fund’s net assets are in excess of $600 million. This fee waiver only may be terminated with the approval of the Trustees. The Manager does not have a right to recoup from Emerging Markets Fund amounts that it has waived under that agreement.

8	Pear Tree Funds Combined Prospectus/Proxy Statement September 15, 2023

(2)	The Manager, in its capacity as transfer agent to the Trust, has contractually agreed until September 30, 2024 to waive such portion of the fees that it would otherwise receive for serving as transfer agent under its agreement with the Trust such that the aggregate transfer agent fee with respect to Institutional Shares would be calculated using an annual rate of 0.04 percent of the net assets of Emerging Markets Fund attributable to Institutional Shares. This fee waiver does not apply to Ordinary Shares or R6 Shares. This fee waiver only may be terminated with the approval of the Trustees. The Manager does not have a right to recoup from Emerging Markets Fund amounts that it has waived under that agreement.
(3)	The Manager has contractually agreed until September 30, 2024 to reimburse such portion of the expenses of Emerging Markets Fund attributable to R6 Shares such that “Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement” with respect to R6 Shares, other than extraordinary expenses, is not greater than 0.99 percent of Emerging Markets Fund’s net assets attributable to R6 Shares. The aggregate expenses of Emerging Markets Fund with respect to Ordinary and Institutional Shares remain unchanged. This fee waiver only may be terminated with the approval of the Trustees. The Manager does not have a right to recoup from Emerging Markets Fund amounts that it has waived or reimbursed under that agreement.
(4)	The Manager has contractually agreed until September 30, 2024 to waive such portion of the management fees that it would otherwise receive under its agreement with Pear Tree Funds for serving as investment manager to International Opportunities Fund such that the aggregate management fee that the Manager would receive during the waiver period for serving as the investment manager of International Opportunities Fund would be calculated using an annual rate of 0.80 percent of International Opportunities Fund’s net assets. This fee waiver only may be terminated with the approval of the Trustees. The Manager does not have a right to recoup from International Opportunities Fund amounts that it has waived under that agreement.
(5)	The Manager, in its capacity as transfer agent to Pear Tree Funds, has contractually agreed until September 30, 2024 to waive such portion of the fees that it would otherwise receive for serving as transfer agent under its agreement with Pear Tree Funds such that the aggregate transfer agent fee with respect to Institutional Shares would be calculated using an annual rate of 0.04 percent of International Opportunities Fund’s net assets attributable to Institutional Shares. This fee waiver only may be terminated with the approval of the Trustees. This fee waiver does not apply to Ordinary Shares or R6 Shares. The Manager does not have the right to recoup from International Opportunities Fund amounts that it has waived under that agreement.
(6)	The Manager has contractually agreed until September 30, 2024 to reimburse International Opportunities Fund with respect to Institutional Shares for a portion of International Opportunities Fund’s net assets attributable to Institutional Shares in an amount equal to 0.10 percent per annum, provided that the amount of such reimbursement for such year shall not exceed the amount of the portion of International Opportunities Fund’s adjusted “Annual Fund Operating Expenses” attributable to Institutional Shares for that year, Adjusted “Annual Fund Operating Expenses” for a year means all International Opportunities Fund operating expenses for the year, other than management fees, distribution and services fees, AFFE and extraordinary expenses. This fee waiver only may be terminated with the approval of the Trustees. The Manager does not have a right to recoup from International Opportunities Fund amounts that it has reimbursed under that agreement.
(7)	The Manager has contractually agreed until September 30, 2024 to reimburse such portion of the expenses of International Opportunities Fund attributable to R6 Shares such that “Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement” with respect to R6 Shares, other than extraordinary expenses, is not greater than 0.99 percent of International Opportunities Fund’s net assets attributable to R6 Shares. This expense reimbursement agreement does not permit the Manager to recoup any amounts reimbursed by the Manager, and it only may be terminated with the approval of the Trustees. The Manager does not have a right to recoup from International Opportunities Funds amounts that it has waived under that agreement.

†	Does not reflect non-recurring expenses related to the proposed Reorganization. If these expenses had been reflected, pro forma other expenses and total annual fund operating expenses would have been the same.

9	Pear Tree Funds Combined Prospectus/Proxy Statement September 15, 2023

(ii)               Expense Example

The following hypothetical examples are intended to help you compare the cost of investing in one Fund with the cost of investing in the other Fund, as well as in the combined Fund. It assumes that you invest $10,000 in a Fund for the time periods indicated and then, except as indicated, redeem all your shares at the end of those periods. It assumes a 5-percent return on your investment each year and that each Fund’s operating expenses remain the same. Your actual costs may be higher or lower.

Emerging Markets Fund

	1 year	3 years	5 years	10 years
Ordinary Shares	$159	$539	$944	$2,076
Institutional Shares	$121	$450	$802	$1,795
R6 Shares	$101	$396	$714	$1,613

International Opportunities Fund

	1 year	3 years	5 years	10 years
Ordinary Shares	$153	$495	$861	$1,892
Institutional Shares	$108	$405	$725	$1,630
R6 Shares	$101	$367	$653	$1,467

International Opportunities Fund (pro forma combined)

	1 year	3 years	5 years	10 years
Ordinary Shares	$153	$495	$861	$1,892
Institutional Shares	$108	$405	$725	$1,630
R6 Shares	$101	$367	$653	$1,467

10	Pear Tree Funds Combined Prospectus/Proxy Statement September 15, 2023

(iii)             Portfolio Turnover

 Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. Those costs, which are not reflected in annual Fund operating expenses or in the example expenses, affect a Fund’s performance. During the fiscal year ended March 31, 2023, each Fund’s portfolio turnover rate was the following percentage of the average value of the Fund’s portfolio:

Percentage of the Average Value of the Fund’s Portfolio
Emerging Markets Fund	117%
International Opportunities Fund	57%

C.	Comparison of Performance

The historical performance information below gives some indication of the risks associated with an investment in Emerging Markets Fund and International Opportunities Fund by showing each Fund’s performance year to year and over time. Neither Fund applies sales charges. Please remember that past performance is not necessarily an indication of future results.

In addition, the performance information presented below includes periods during which the Funds were managed by different sub-advisers, including different portfolio management teams. Prior to December 8, 2018, Emerging Markets Fund had a different investment sub-adviser and pursued a different investment strategy. The current investment sub-adviser began managing Emerging Markets Fund with the current investment strategy on January 1, 2019. The current investment sub-adviser to International Opportunities Fund began managing the Fund with the current investment strategy on January 1, 2020 after a transition period beginning November 15, 2019. [Monthly performance figures for the Fund are available at https://peartreefunds.com/.]

(i)                 Calendar Year Total Returns – Ordinary Shares

The chart shows year-to-year changes in the net asset value performance of each Fund’s Ordinary shares.

11	Pear Tree Funds Combined Prospectus/Proxy Statement September 15, 2023

Emerging Markets Fund

During the periods shown in the bar chart, Emerging Markets Fund’s highest return for a quarter was 21.65 percent (quarter ended June 30, 2020), and the lowest return for a quarter was -20.83 percent (quarter ended March 31, 2020).

International Opportunities Fund

During the periods shown in the bar chart, International Opportunities Fund’s highest return for a quarter was 25.73 percent (quarter ended December 31, 2020), and the lowest return for a quarter was -32.88 percent (quarter ended March 31, 2020).

12	Pear Tree Funds Combined Prospectus/Proxy Statement September 15, 2023

(ii)               Average Annual Total Returns (Before and After Tax and Distributions)

Emerging Markets Fund

Average Annual Total Returns (for periods ended December 31, 2022)	1 Year	5 Years	10 Years
Ordinary Shares (before tax)	(30.93)%	(1.71)%	(0.29)%
Ordinary Shares (after tax on distributions)	(30.59)%	(2.07)%	(0.64)%
Ordinary Shares (after tax on distributions, with sale)	(17.97)%	(0.94)%	(0.05)%
Institutional Shares (before tax)	(30.70)%	(1.34)%	0.04%
R6 Shares (before tax)*	(30.56)%	N/A	N/A
MSCI Emerging Markets Index (reflects no deduction for fees, expenses or taxes)**	(19.74)%	(1.03)%	1.81%

International Opportunities Fund

Average Annual Total Returns (for periods ended December 31, 2022)	1 year	Since Inception (1-1-2019)
Ordinary Shares (before tax)[a]	(19.57)%	5.40%
Ordinary Shares (after tax on distributions)	(19.68)%	4.36%
Ordinary Shares (after tax on distributions, with sale)	(11.24)%	4.09%
Institutional Shares (before tax)	(19.08)%	5.85%
R6 Shares (before tax)	(19.19)%	5.85%
MSCI ACWI ex USA Index (no deduction for fees, expenses or taxes)***	(15.57)%	3.72%

Each Fund’s performance for portions of the periods benefited from agreements with the Manager and its affiliates to waive and/or limit the Fund’s expenses.

*	R6 Shares commenced operations on December 8, 2018.

**	MSCI Emerging Markets Index is an unmanaged index administered by MSCI Inc. It is intended to capture large- and mid-cap representation across 24 emerging markets countries.

***	MSCI ACWI ex USA Index is an unmanaged index administered by MSCI Inc. It is intended to capture large- and mid-cap representation across 22 of 23 developed markets countries and 24 emerging markets countries.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes or if you hold your shares in a retirement account or in another tax-advantaged arrangement. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are shown only for Ordinary Shares and after-tax returns for Institutional Shares and R6 Shares may vary.

13	Pear Tree Funds Combined Prospectus/Proxy Statement September 15, 2023

D.	Summary of Investment Objectives, Strategies, Risks and Restrictions

(i)	Investment Objectives and Principal Investment Strategies

Emerging Markets Fund has a similar investment objective and principal investment strategy to International Opportunity Fund, with Emerging Markets Fund seeking long-term growth of capital and International Opportunities Fund seeking long-term capital appreciation. Emerging Markets Fund is a “diversified company,” meaning that at least 75 percent of the value of Emerging Markets Fund’s total assets is represented by (a) cash and cash items, including receivables, (b) government securities, (c) securities of other investment companies, and (d) other securities that are limited in respect of any one issuer to an amount (i) not greater in value than 5 percent of the value of the total assets of Emerging Markets Fund and (ii) not more than 10 percent of the outstanding voting securities of the issuer. International Opportunities Fund is not a diversified company, and as a result, its portfolio holdings may be represented by fewer issuers. Both Funds invest primarily in equity securities, with Emerging Markets Fund investing primarily in emerging markets issuers, that is, issuers that are organized under the laws of an emerging markets country, or have their headquarters located in an emerging markets country, or whose shares are traded on an exchange located in an emerging markets country, and International Opportunities Fund investing primarily in equity securities issued by foreign markets issuers, that is, issuers operating in any industry sector that derives at least 50 percent of its gross revenues or profits from goods or services produced in non-U.S. markets or from sales made in non-U.S. markets.

	Emerging Markets Fund	International Opportunities Fund	Material Differences
Investment Objective	Long-term growth of capital.	Long-term capital appreciation.	None.
Principal Investment Strategies

Under normal market conditions, Emerging Markets Fund invests at least 80 percent of its net assets (plus borrowings for investment purposes) in equity securities, including American Depositary Receipts (ADRs), warrants and rights, of emerging markets issuers.

Emerging Markets Fund generally defines an emerging market issuer as an issuer that is organized under the laws of an emerging markets country, or has its headquarters located in an emerging markets country, or whose shares are traded on an exchange located in an emerging markets country. An emerging market country is a country included in the MSCI Emerging Markets Index. In managing Emerging Markets Fund’s portfolio, its sub-adviser may allocate more than 25 percent of the Fund’s assets among various regions and countries, although the Fund’s principal strategies do not require it to invest such percentages in any specific region or for extended periods.

Under normal market conditions, International Opportunities Fund invests at least 80 percent of its net assets (plus borrowings for investment purposes) in equity securities issued by foreign markets issuers.

A foreign markets issuer is an issuer operating in any industry sector that derives at least 50 percent of its gross revenues or profits from goods or services produced in non-U.S. markets or from sales made in non-U.S. markets. Issuers in which International Opportunities Fund invests may have any market capitalization.

Equity securities include common and preferred shares, warrants and other rights derivative of or convertible into common stocks, American Depositary Receipts (ADRs), and Indian participatory notes (generally an interest in a pool of Indian-listed securities that is traded exclusively outside India by non-Indian registered investors), as well as shares of mutual funds and exchange-traded funds (ETFs), each of which invests at least 80 percent of its net assets in similar securities issued by foreign markets issuers.

•  International Opportunities Fund invests 80 percent of its net assets in a broader universe of securities – equity securities of foreign markets, including emerging markets; Emerging Markets Fund invests 80 percent of its net assets in emerging markets securities.

•  The Funds have different investment sub-advisers, with each adviser using its proprietary security-selection process.

•  International Opportunities Fund is non-diversified and from time to time concentrates its investments in certain industries, although historically for less than one year. Emerging Markets Fund has a diversified portfolio and does not concentrate in specific industries.

•  Emerging Markets Fund may concentrate investments from time to time in specific countries or regions.

•  The Funds are compared against different securities benchmarks.

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Emerging Markets Fund also may invest in companies of any market capitalization.

In managing Emerging Markets Fund’s assets, its sub-adviser primarily uses a bottom-up, fundamental-research investment process. The sub-adviser looks to invest Emerging Markets Fund’s assets in securities of companies that it believes demonstrate better than generally anticipated progress in its key business drivers. Key business drivers are factors that the sub-adviser has determined could significantly impact a company’s short- and long-term financial performance.

Valuation is an integral consideration in the sub-adviser’s investment process.

The sub-adviser considers a company’s current and expected market valuations in order to evaluate its prospects as a potential investment for Emerging Markets Fund’s portfolio. In determining a company’s expected valuation, as well as evaluating the accuracy of its current market valuation, the sub-adviser typically relies on conventional valuation parameters.

Emerging Markets Fund may invest in derivatives (i.e., a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, currencies, indices or other financial instruments) for the purpose of hedging the value of the portfolio or to establish a position in the future.

Emerging Markets Fund may hold cash, or it may manage its cash by investing in cash equivalents and money market funds.

Emerging Markets Fund is “diversified,” which means that at least 75 percent of the value of Emerging Markets Fund’s total assets is represented by (a) cash and cash items, including receivables, (b) government securities, (c) securities of other investment companies, and (d) other securities that are limited in respect of any one issuer to an amount (i) not greater in value than 5 percent of the value of the total assets of Emerging Markets Fund and (ii) not more than 10 percent of the outstanding voting securities of the issuer.

To manage International Opportunities Fund’s portfolio, its sub-adviser generally seeks to identify more than 30 foreign markets securities that the sub-adviser considers as having the best opportunity for total return.

To select specific investments, the sub-adviser is opportunistic, that is, looking for market inefficiencies using a proprietary quantitative investment process focused on bottom-up fundamental research.

International Opportunities Fund also may utilize options in an attempt to improve the risk/return profile of International Opportunities Fund’s returns. International Opportunities Fund also may for hedging purposes buy and sell forward foreign currency exchange contracts in connection with its investments.

Generally, International Opportunities Fund invests in foreign markets issuers in the countries represented by the MSCI ACWI ex USA Index. As of June 30, 2023, the MSCI ACWI ex USA Index comprised issuers from countries representing 22 developed markets and 24 emerging markets.

International Opportunities Fund generally will be invested in issuers in fifteen or more foreign countries and fifteen or more industry sectors. However, International Opportunities Fund may be invested in securities from any country, any industry sector, or of any market capitalization amount.

International Opportunities Fund is “non-diversified,” which means that it may invest a higher percentage of its assets in a smaller number of issuers.

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(ii)	Principal Investment Risks

	Emerging Markets Fund	International Opportunities Fund	Material Differences
Foreign Securities, including Emerging Markets Securities

Financial information concerning foreign issuers may be more limited than information generally available from U.S. issuers or not available. Non-U.S. equity markets in which the Fund invests may have limited liquidity, and be subject to complex rules, arbitrary rules or both. The Fund also may have a limited ability to protect its investment under foreign property and securities laws, and it may have difficulty from time to time converting local currency into U.S. dollars. Moreover, the value of foreign instruments tends to be adversely affected by local or regional political and economic developments, as well as changes in exchange rates. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. The value of a foreign security may change materially at times when U.S. markets are not open for trading.

Financial information concerning foreign issuers may be more limited than information generally available from U.S. issuers or not available. Non-U.S. equity markets in which the Fund invests may have limited liquidity, and be subject to complex rules, arbitrary rules or both. The Fund also may have a limited ability to protect its investment under foreign property and securities laws, and it may have difficulty from time to time converting local currency into U.S. dollars. Moreover, the value of foreign instruments tends to be adversely affected by local or regional political and economic developments, as well as changes in exchange rates. When the Fund sells a foreign currency or foreign currency denominated security, its value may be worth less in U.S. dollars even if the investment increases in value in its local market. The value of a foreign security may change materially at times when U.S. markets are not open for trading.

•     Emerging Markets Fund invests more of its portfolio in emerging markets securities than International Opportunities Fund.

•     Emerging Markets Fund may concentrate its portfolio investments in specific countries or regions. See “-Chinese/Hong Kong Securities” below.

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For emerging market equity securities, these risks tend to be greater than for securities of issuers located in more developed countries. The events that lead to those greater risks include political instability, immature economic and financial institutions, local economies typically dependent on one or several natural resources, local property and securities laws that lack clarity or certainty, generally limited market liquidity, local ownership rules, currency exchange restrictions and restrictions on the repatriation of investment income and capital. Certain emerging markets are closed in whole or part to the direct purchase of equity securities by foreigners. In these markets, the Fund may be able to invest in equity securities solely or primarily through foreign government authorized pooled investment vehicles. These securities could be more expensive because of additional management fees charged by the underlying pools. In addition, such pools may have restrictions on redemptions, limiting the liquidity of the investment.

Emerging Markets Fund from time to time also may have assets concentrated in a specific geographic region and/or an individual country depending on the country wights of the MSCI Emerging Markets Index, thus exposing Emerging Markets Fund to the specific risks of that region or country.

For emerging market equity securities, these risks tend to be greater than for securities of issuers located in more developed countries. The events that lead to those greater risks include political instability, immature economic and financial institutions, local economies typically dependent on one or several natural resources, local property and securities laws that lack clarity or certainty, generally limited market liquidity, local ownership rules, currency exchange restrictions and restrictions on the repatriation of investment income and capital. Certain emerging markets are closed in whole or part to the direct purchase of equity securities by foreigners. In these markets, the Fund may be able to invest in equity securities solely or primarily through foreign government authorized pooled investment vehicles. These securities could be more expensive because of additional management fees charged by the underlying pools. In addition, such pools may have restrictions on redemptions, limiting the liquidity of the investment.

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Opportunistic Stock Investing	Not a principal investment risk.	Different investment styles periodically come into and fall out of favor with investors, depending on market conditions and investor sentiment. Strategies favoring growth stocks generally are more volatile than the overall stock market. Strategies favoring value stocks typically carry the risk that market prices may never recognize their intrinsic values. As International Opportunities Fund holds stocks focused on growing cash-flow characteristics, from time to time it could underperform other mutual funds that use alternative metrics in their valuation criteria.	Not a principal risk of Emerging Markets Fund.
Chinese/Hong Kong Securities	Securities issued by Chinese and Hong Kong companies share many risk characteristics of emerging markets securities. In addition, China’s legal system is, when compared to the U.S.’s, undeveloped. Hong Kong, nominally an autonomous region of China, has experienced political tensions since it ceased to be a British colony. The principal Chinese and Hong Kong stock exchanges generally have listing standards similar to the principal U.S. stock exchanges. The rules that govern public companies in China and Hong Kong, however, are significantly different from those in the U.S., have from time to time been applied arbitrarily by local regulators, and require of issuers significantly less financial transparency.	Not a principal investment risk.	Not a principal risk of International Opportunities Fund.
Active Management Risk	The sub-adviser’s judgments about the attractiveness, value, or potential appreciation of Emerging Markets Fund’s investments may prove to be incorrect. If the securities selected and strategies employed by Emerging Markets Fund fail to produce the intended results, Emerging Markets Fund could underperform other funds with similar objectives and investment strategies.	Not a principal investment risk.	Not a principal risk of International Opportunities Fund.

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Large- and Mid-Capitalization Securities	Securities issued by large- and mid-cap companies tend to be less volatile than securities issued by smaller companies. Larger companies, however, may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and may be unable to respond as quickly to competitive challenges.	Securities issued by large- and mid-cap companies tend to be less volatile than securities issued by smaller companies. Larger companies, however, may not be able to attain the high growth rates of successful smaller companies, especially during strong economic periods, and may be unable to respond as quickly to competitive challenges.	Substantially the same.
Small- and Micro-Capitalization Securities	Investments in small- and micro-capitalization companies typically present greater risks than investments in larger companies because small companies often have limited product lines and few managerial or financial resources. As a result, the performance of the Fund may be more volatile than a fund that invests only in large- and mid-cap stocks.	Investments in small- and micro-capitalization companies typically present greater risks than investments in larger companies because small companies often have limited product lines and few managerial or financial resources. As a result, the performance of the Fund may be more volatile than a fund that invests only in large- and mid-cap stocks.	Substantially the same.
Growth- and Value-Stock Investing	Growth and value investment styles periodically come into and fall out of favor with investors, depending on market conditions and investor sentiment. As Emerging Markets holds stocks with both growth and value characteristics, from time to time it could underperform stock funds that take a strictly growth or value approach to investing. Growth stocks generally are more volatile than the overall stock market and can have sharp price declines as a result of earnings disappointments. Value stocks typically carry the risk that market prices may never recognize their intrinsic values.	Not a principal investment risk.	Not a principal risk of International Opportunities Fund.

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Liquidity Risk	To meet shareholder redemption requests and other cash requirements, the Fund may have to sell certain portfolio securities at times when there may be few, if any, buyers, causing the Fund to accept sale prices below the amounts that had been used by the Fund to determine its net asset value.	To meet shareholder redemption requests and other cash requirements, the Fund may have to sell certain portfolio securities at times when there may be few, if any, buyers, causing the Fund to accept sale prices below the amounts that had been used by the Fund to determine its net asset value.	Substantially the same.
Investment Strategies, Generally, and Quantitative Investment Risk	Not a principal investment risk.	International Opportunities Fund investment strategy is based on assumptions of market and investor behavior. There are risks that those assumptions are incorrect, become outdated, or do not apply to specific market and political events. In those cases, the investment strategy is likely not to operate as anticipated, causing a loss in the value of International Opportunities Fund’s portfolio. The quantitative investment models used to manage International Opportunities Fund’s portfolio may not perform as expected and may underperform the market as a whole. Underperformance by the model may be as a result of the factors used in building the quantitative analytical framework of the model, the weights placed on each factor, the accuracy of historical data supplied by third parties, and changing sources of market returns. International Opportunities Fund’s quantitative investment model is more complex than a typical non-quantitative investment strategy, and thus, may be less predictable in how it may react to specific market or political events.	Not a principal risk of Emerging Markets Fund.
Risks of Investing in ADRs	Not a principal investment risk.	The risks of investing in ADRs include the risks of investing in individual U.S. equities, but they also include risks associated with foreign equities, such as fluctuations in foreign currencies and foreign investment risks, primarily political and financial instability, less liquidity, lack of uniform accounting, auditing and financial reporting standards and increased price volatility. In addition, an ADR may not track the price of the underlying foreign security.	Not a principal risk of Emerging Markets Fund.

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Currency and Option Contracts	Not a principal investment risk.	Currency, forwards and options contracts are subject to the risks inherent in most derivative contracts. In addition, currency contracts also may be subject to national and international political and economic events. Options contracts, including options on futures contracts, also are subject to the risks of a leveraged transaction, that is, a move against International Opportunities Fund’s open position could cause International Opportunities Fund to lose its premium, initial margin and any additional funds deposited to establish or maintain the position, and International Opportunities Fund may be required to deposit a substantial amount of additional market funds on short notice to maintain the position. Under certain market conditions International Opportunities Fund investing in an option contact could lose more than the amount it originally invested. International Opportunities Fund also may find that under certain market conditions, it may be difficult or impossible to liquidate an open option contract.	Not a principal risk of Emerging Markets Fund.
Forward and Currency Contracts	Forward and currency contracts are subject to the risks inherent in most derivative contracts. In addition, they also may be subject to certain non-market-based risks that are difficult to predict, such as governmental, trade, fiscal, monetary and exchange control programs and policies. Currency contracts also may be subject to national and international political and economic events. Under certain market conditions, Emerging Markets Fund could lose more than the amount it originally invested. Emerging Markets Fund also may find that under certain market conditions, it may be difficult or impossible to liquidate a position.	Not a principal investment risk.	Not a principal risk of International Opportunities Fund.

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Investments in Other Collective Investment Funds	Not a principal investment risk.	To the extent that International Opportunities Fund invests in mutual funds and ETFs, its investment performance would be directly related to the investment performance of the other funds. International Opportunities Fund also would bear its proportionate share of any management and other fees paid by the other collective investment funds in addition to the investment management and other fees paid by International Opportunities Fund. As a result, shareholders of International Opportunities Fund would be subject to some duplication of fees.	Not a principal risk of Emerging Markets Fund.
Non-Diversification International	Not a principal investment risk.	Opportunities Fund is “non-diversified,” As a result, a decline in the value of the securities of one issuer could have a significant negative effect on International Opportunities Fund.	Not a principal risk of Emerging Markets Fund.
Sector	The Fund may at any one time have significant investments in one or more specific industry sectors to the extent that the Fund’s benchmark is concentrated in specific industry sectors, although the Fund does not have a policy to concentrate in any specific industry sector. To the extent that the Fund has significant investments in a specific sector, it is subject to risk of loss of that sector as a result of adverse economic, business or other developments to that sector, which may be greater than general market risk.	The Fund may at any one time have significant investments in one or more specific industry sectors to the extent that the Fund’s benchmark is concentrated in specific industry sectors, although the Fund does not have a policy to concentrate in any specific industry sector. To the extent that the Fund has significant investments in a specific sector, it is subject to risk of loss of that sector as a result of adverse economic, business or other developments to that sector, which may be greater than general market risk.	Substantially the same.

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Regional/Country Focus	Not a principal investment risk.	International Opportunities Fund does not have a policy of investing a significant portion of its assets in any particular region or country. However, to the extent that International Opportunities Fund focuses its investments in a particular geographic region or country, it may be subject to increased currency, political, regulatory and other risks associated with that region or country. As a result, International Opportunities Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.	Not a principal risk of Emerging Markets Fund.
Derivatives

The fund may engage in a variety of transactions involving derivatives, such as futures, certain foreign currency transactions, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. The Manager may make use of “short” derivatives positions, the values of which typically move in the opposite direction from the price of the underlying investment, pool of investments, index or currency. The Manager may use derivatives both for hedging and non-hedging purposes. For example, the Manager may use derivatives to increase or decrease the Fund’s exposure to long or short-term interest rates (in the U.S. or abroad) or to a particular currency or group of currencies. The Manager may also use derivatives as a substitute for a direct investment in the securities of one or more issuers. However, the Manager may also choose not to use derivatives, based on its evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment. The fund’s investment in derivatives may be limited by its intention to qualify as a regulated investment company. In addition, derivatives positions that offset each other may be netted together for purposes of the Fund’s policy on strategic allocation between equity and fixed-income investments.

The fund may engage in a variety of transactions involving derivatives, such as futures, certain foreign currency transactions, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. The Manager may make use of “short” derivatives positions, the values of which typically move in the opposite direction from the price of the underlying investment, pool of investments, index or currency. The Manager may use derivatives both for hedging and non-hedging purposes. For example, the Manager may use derivatives to increase or decrease the Fund’s exposure to long or short-term interest rates (in the U.S. or abroad) or to a particular currency or group of currencies. The Manager may also use derivatives as a substitute for a direct investment in the securities of one or more issuers. However, the Manager may also choose not to use derivatives, based on its evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment. The fund’s investment in derivatives may be limited by its intention to qualify as a regulated investment company. In addition, derivatives positions that offset each other may be netted together for purposes of the Fund’s policy on strategic allocation between equity and fixed-income investments.

Substantially the same.

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Derivatives involve special risks and may result in losses. The successful use of derivatives depends on the Manager’s ability to manage these sophisticated instruments. Some derivatives are “leveraged,” which means they provide the Fund with investment exposure greater than the value of the Fund’s investment in the derivatives. As a result, these derivatives may magnify or otherwise increase investment losses to the Fund. The risk of loss from certain short derivatives positions is theoretically unlimited. The value of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivatives transaction will not meet its obligations.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on the Manager’s ability to manage these sophisticated instruments. Some derivatives are “leveraged,” which means they provide the Fund with investment exposure greater than the value of the Fund’s investment in the derivatives. As a result, these derivatives may magnify or otherwise increase investment losses to the Fund. The risk of loss from certain short derivatives positions is theoretically unlimited. The value of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivatives transaction will not meet its obligations.

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Risks Associated with Markets Generally, Specific Industries and Specific Holdings

The share price of a fund may fall because of weakness in and external shocks to the stock markets, generally, weakness with respect to a particular industry in which the Fund has significant holdings, or weaknesses associated with one or more specific companies in which the Fund may have substantial investments. A fund's investments also may fluctuate significantly in value over short periods of time, causing the Fund's share price to be volatile.

The stock markets generally may decline because of adverse economic and financial developments in the U.S. and abroad. In addition, there is a risk that policy changes by the Federal Reserve and/or other government actors, such as increasing interest rates, could cause increased volatility in financial markets, and higher levels of fund redemptions. Trade barriers and other protectionist trade policies (including those policies adopted by the U.S.) also may have a negative impact on a fund.

Industry or company earnings may deteriorate because of a variety of factors, including maturing product lines, changes in technologies, new competition and changes in management. Such weaknesses typically lead to changes in investor expectations of future earnings and a lack of confidence in current stock prices. Downward pressures on stock prices accelerate if institutional investors, who comprise a substantial portion of the market, also lose confidence in current prices.

The share price of a fund may fall because of weakness in and external shocks to the stock markets, generally, weakness with respect to a particular industry in which the Fund has significant holdings, or weaknesses associated with one or more specific companies in which the Fund may have substantial investments. A fund's investments also may fluctuate significantly in value over short periods of time, causing the Fund's share price to be volatile.

The stock markets generally may decline because of adverse economic and financial developments in the U.S. and abroad. In addition, there is a risk that policy changes by the Federal Reserve and/or other government actors, such as increasing interest rates, could cause increased volatility in financial markets, and higher levels of fund redemptions. Trade barriers and other protectionist trade policies (including those policies adopted by the U.S.) also may have a negative impact on a fund.

Industry or company earnings may deteriorate because of a variety of factors, including maturing product lines, changes in technologies, new competition and changes in management. Such weaknesses typically lead to changes in investor expectations of future earnings and a lack of confidence in current stock prices. Downward pressures on stock prices accelerate if institutional investors, who comprise a substantial portion of the market, also lose confidence in current prices.

Substantially the same.

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The equity holdings of a Fund, which may include common stocks, convertible securities, preferred stocks, warrants and sponsored and unsponsored ADRs, may decline in value because of changes in the price of a particular holding or a broad stock market decline. Common stock ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a security may decline for a number of reasons that directly relate to the issuer of a security or broader economic or market events including changes in interest rates.

The equity holdings of a Fund, which may include common stocks, convertible securities, preferred stocks, warrants and sponsored and unsponsored ADRs, may decline in value because of changes in the price of a particular holding or a broad stock market decline. Common stock ranks below preferred stock and debt securities in claims for dividends and for assets of the company in a liquidation or bankruptcy. The value of a security may decline for a number of reasons that directly relate to the issuer of a security or broader economic or market events including changes in interest rates.

Investment Strategies	Each Fund pursues its investment objective using a specific investment strategy. An investment strategy generally is a set of principles or rules that are designed to assist the Fund in selecting its portfolio securities. For the most part, the principles or rules comprising a fund’s investment strategy involve a tradeoff between principles or rules that are intended to help the Fund consistently increase the value of its portfolio, and principles or rules that are intended to prevent the Fund from losing all or substantially all of its value. For both Funds’ investment strategies, there are risks that a strategy will not perform as anticipated, or that market and other conditions under which the investment strategy is expected to perform as anticipated, will not occur.	Each Fund pursues its investment objective using a specific investment strategy. An investment strategy generally is a set of principles or rules that are designed to assist the Fund in selecting its portfolio securities. For the most part, the principles or rules comprising a fund’s investment strategy involve a tradeoff between principles or rules that are intended to help the Fund consistently increase the value of its portfolio, and principles or rules that are intended to prevent the Fund from losing all or substantially all of its value. For both Funds’ investment strategies, there are risks that a strategy will not perform as anticipated, or that market and other conditions under which the investment strategy is expected to perform as anticipated, will not occur.	Substantially the same.

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Cybersecurity and Technology Risk

Each Fund, its service providers, and other market participants increasingly depend on complex information technology and communications systems. Those systems are subject to threats and risks, such as theft, misuse, and improper release of confidential or highly sensitive information relating to a fund and/or its shareholders, as well as compromises or failures to systems, networks, devices and applications relating to the operations of the Fund and its service providers. Power outages, natural disasters, equipment malfunctions and processing errors also threaten these systems, as well as market events that occur at a pace that overloads these systems.

Cybersecurity and other operational and technology issues may result in financial losses to the Fund and its shareholders, impede business transactions, violate privacy and other laws, subject the Fund to certain regulatory penalties and reputational damage, and increase compliance costs and expenses. Furthermore, as the Pear Tree Funds’ assets grow, they may become more of a target for cybersecurity threats, such as hackers and malware. Although the Pear Tree Funds have developed processes, risk management systems and business continuity plans designed to reduce these risks, they do not directly control the cybersecurity defenses, operational and technology plans and systems of their service providers, financial intermediaries and companies in which they invest or with which they do business. The Pear Tree Funds and their shareholders could be negatively impacted as a result. Similar types of cybersecurity risks also are present for issuers of securities in which the Pear Tree Funds invest, which could result in material adverse consequences for such issuers, and they may cause a Fund’s investment in such securities to lose value.

Each Fund, its service providers, and other market participants increasingly depend on complex information technology and communications systems. Those systems are subject to threats and risks, such as theft, misuse, and improper release of confidential or highly sensitive information relating to a fund and/or its shareholders, as well as compromises or failures to systems, networks, devices and applications relating to the operations of the Fund and its service providers. Power outages, natural disasters, equipment malfunctions and processing errors also threaten these systems, as well as market events that occur at a pace that overloads these systems.

Cybersecurity and other operational and technology issues may result in financial losses to the Fund and its shareholders, impede business transactions, violate privacy and other laws, subject the Fund to certain regulatory penalties and reputational damage, and increase compliance costs and expenses. Furthermore, as the Pear Tree Funds’ assets grow, they may become more of a target for cybersecurity threats, such as hackers and malware. Although the Pear Tree Funds have developed processes, risk management systems and business continuity plans designed to reduce these risks, they do not directly control the cybersecurity defenses, operational and technology plans and systems of their service providers, financial intermediaries and companies in which they invest or with which they do business. The Pear Tree Funds and their shareholders could be negatively impacted as a result. Similar types of cybersecurity risks also are present for issuers of securities in which the Pear Tree Funds invest, which could result in material adverse consequences for such issuers, and they may cause a Fund’s investment in such securities to lose value.

Substantially the same.

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Cash Management	From time to time, each Fund will hold some of its assets as cash and/or cash equivalent financial instruments. Any cash or cash equivalent position held by the Fund typically is as a result of un-invested proceeds of a prior investment, un-invested cash received from new subscriptions, or un-invested cash being held to meet anticipated redemptions. Cash equivalent financial instruments include repurchase agreements and interests in money market funds and other investment funds intended for short-term liquid investments. Except when the Fund employs a temporary defensive position or anticipates significant fund redemptions, it is not the policy of the Fund to maintain a significant portion of its assets as cash or cash equivalent financial instruments.	From time to time, each Fund will hold some of its assets as cash and/or cash equivalent financial instruments. Any cash or cash equivalent position held by the Fund typically is as a result of un-invested proceeds of a prior investment, un-invested cash received from new subscriptions, or un-invested cash being held to meet anticipated redemptions. Cash equivalent financial instruments include repurchase agreements and interests in money market funds and other investment funds intended for short-term liquid investments. Except when the Fund employs a temporary defensive position or anticipates significant fund redemptions, it is not the policy of the Fund to maintain a significant portion of its assets as cash or cash equivalent financial instruments.	Substantially the same.
Temporary Defensive Positions	From time to time, each Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. When taking a defensive position, the Fund may not achieve its investment objective.	From time to time, each Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. When taking a defensive position, the Fund may not achieve its investment objective.	Substantially the same.

(iii)	Disclosure of Portfolio Holdings

The Funds have the same policies and procedures with respect to the disclosure of the portfolio securities. Those policies and procedures are discussed in the statement of additional information for the Funds, which is incorporated by reference.

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(iv)	Investment Restrictions

Set forth below is a summary of each Fund’s fundamental investment restrictions. After the Reorganization, the combined Fund will follow the International Opportunities Fund’s current investment restrictions. Fundamental investment restrictions only may be changed by shareholder vote.

Investment Restriction	Emerging Markets Fund	International Opportunities Fund	Affect on Fund Management
Short Sales	Make short sales of securities or maintain a short position unless at all times when a short position is open Emerging Markets Fund owns an equal amount of such securities or securities convertible into, or exchangeable without payment of any further consideration for, securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10 percent of Emerging Markets Fund’s net assets (taken at current value) is held as collateral for such sales at any one time. Such sales of securities subject to outstanding options would not be made. Emerging Markets Fund may maintain short positions in a stock index by selling futures contracts on that index.	Not Applicable.	Neither Fund engages in material amounts of short sales.
Senior Securities	Issue senior securities, borrow money or pledge its assets except that Emerging Markets Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 10 percent (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. Emerging Markets Fund will not purchase any additional portfolio securities so long as its borrowings amount to more than 5 percent of its total assets.	Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.

Emerging Markets Fund is subject to a more specific and limited restriction than International Opportunities Fund.

Neither Fund invest substantially in derivatives and other instruments and transactions that create “senior securities” for purposes of the 1940 Act.

29	Pear Tree Funds Combined Prospectus/Proxy Statement September 15, 2023

Affiliated Companies	Purchase or retain securities of any company if, to the knowledge of Emerging Markets Fund, officers and Trustees of the Pear Tree Funds or of the Manager or of the Sub-Adviser of Emerging Markets Fund who individually own more than ½ of 1 percent of the securities of that company together own beneficially more than 5 percent of such securities.	Not Applicable.	Neither Fund makes material investments, if any, in affiliated companies.
Real Estate Investments	Buy or sell real estate or interests in real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate.	Invest in real estate except (a) that International Opportunities Fund may invest in securities of issuers that invest in real estate or interests therein, securities that are secured by real estate or interests therein, securities of real estate investment trusts, mortgage-backed securities and other securities that represent a similar indirect interest in real estate; and (b) International Opportunities Fund may acquire real estate or interests therein through exercising rights or remedies with regard to an instrument or security.	Neither Fund makes material direct investments, if any, in real estate investments.
Underwriting	Act as underwriter except to the extent that, in connection with the disposition of Emerging Markets Fund securities, it may be deemed to be an underwriter under certain provisions of the federal securities laws.	Act as an underwriter, except insofar as International Opportunities Fund technically may be deemed to be an underwriter in connection with the purchase or sale of its portfolio securities.	Neither Fund acts as an underwriter of securities.
Making Investments for Control	Make investments for the purpose of exercising control or management.	Not Applicable.	Neither Fund makes investments for the purpose of exercising control.
Joint Trading Accounts	Participate on a joint or joint and several basis in any trading account in securities.	Not Applicable.	Neither Fund makes investments through a joint trading account.
Puts and Calls

Write, purchase, or sell puts, calls or combinations thereof, except that the Fund may (i) write covered call options with respect to all of its portfolio securities; (ii) purchase put options and call options on widely recognized securities indices, common stock of individual companies or baskets of individual companies in a particular industry or sector; (iii) purchase and write call options on stock index futures and on stock indices;

(iv) sell and purchase such options to terminate existing positions.

		Not Applicable.	Neither Fund’s investment strategy includes a principal strategy of investing in puts and calls.

30	Pear Tree Funds Combined Prospectus/Proxy Statement September 15, 2023

Oil, Gas and Other Minerals	Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the common stocks of companies that invest in or sponsor such programs.	Not Applicable.	Neither Fund makes material direct investments, if any, in oil, gas and other minerals.
Loans	Make loans, except (i) through the purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness of a type commonly sold privately to financial institutions, (ii) through repurchase agreements and loans of portfolio securities (limited to 30 percent of the value of Emerging Markets Fund’s total assets). The purchase of a portion of an issue of such securities distributed publicly, whether or not such purchase is made on the original issuance, is not considered the making of a loan.	Make loans, except that International Opportunities Fund may (i) lend portfolio securities in accordance with the Fund’s investment policies, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, (iv) participate in a credit facility whereby International Opportunities Fund may directly lend to and borrow money from other affiliated Funds to the extent permitted under the 1940 Act or an exemption therefrom, and (v) make loans in any other manner consistent with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.	Neither Fund invests substantially in debt securities.
Industry Concentration	Invest more than 25 percent of the value of its total assets in any one industry.	Concentrate its investments in securities of companies in any particular industry.	Neither Fund concentrates its investments in any particular industry, although International Opportunities Fund may from time to time concentrate in an industry.
Investments in Commodities and Derivatives	Invest in commodities or commodity contracts or in puts, calls, or combinations of both, except interest rate futures contracts, options on securities, securities indices, currency and other financial instruments, futures contracts on securities, securities indices, currency and other financial instruments and options on such futures contracts, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund’s investment policies.	Invest in commodities or commodity contracts, except that International Opportunities Fund may invest in currency instruments and currency contracts and financial instruments and financial contracts that might be deemed to be commodities and commodity contracts in accordance with applicable law.	Neither Fund makes material direct investments in commodities and derivatives.
Borrow Money	Not Applicable.	Borrow money, except on a temporary basis and except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.	Neither Fund borrows money other than to effect short sales or other portfolio transactions, or for purposes of satisfying investor redemption requests.

31	Pear Tree Funds Combined Prospectus/Proxy Statement September 15, 2023

In the opinion of the SEC, investments are concentrated in a particular industry if such investments aggregate more than 25 percent of the Fund’s total assets. When identifying industries for purposes of its concentration policy, the Fund will rely upon available industry classifications. The Funds’ policies on concentration do not apply to investments in U.S. government securities.

All percentage limitations on investments, except the percentage limitations with respect to borrowing in fundamental policy 4 above, will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

For purposes of these fundamental policies, collateral arrangements with respect to the writing of covered call options and options on index futures and collateral arrangements with respect to margin for a stock index future are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of stock index futures or the purchase of related options are deemed to be the issuance of a senior security.

“Invest,” as used in the investment restrictions above, means to purchase or otherwise acquire a financial instrument, or to sell or otherwise dispose of a financial instrument.

32	Pear Tree Funds Combined Prospectus/Proxy Statement September 15, 2023

E.	Key Information about the Reorganization

The following is a summary of key information concerning the proposed Reorganization. Please also refer to the Plan of Reorganization, which is attached to this Combined Prospectus/Information Statement as Appendix A and which includes more detailed information about the Reorganization. The following summary is qualified in its entirety by reference to Appendix A.

(i)	Summary of the Reorganization

The shareholders of Emerging Markets Fund are being asked to approve the proposed Reorganization of Emerging Markets Fund into International Opportunities Fund pursuant to the Plan. A copy of the Plan is attached to this Combined Prospectus/Proxy Statement as Appendix A.

Although the terms “merger” and “reorganization” are used for ease of reference, the Reorganization as proposed is structured as a transfer of all of the assets of Emerging Markets Fund to International Opportunities Fund in exchange for the assumption by International Opportunities Fund of all of the stated liabilities of Emerging Markets Fund and for the issuance and delivery to Emerging Markets Fund shares of International Opportunities Fund (the “Acquiring Fund Shares”) equal in aggregate net asset value to the value of the assets transferred to International Opportunities Fund net of the stated liabilities assumed by International Opportunities Fund.

After receipt of the Acquiring Fund Shares, Emerging Markets Fund will distribute the Acquiring Fund Shares to its shareholders, in proportion to their existing shareholdings, in complete liquidation of Emerging Markets Fund, and the legal existence of Emerging Markets Fund will be terminated. Each shareholder of Emerging Markets Fund will receive a number of full and fractional Acquiring Fund Shares equal in value at the date of the exchange to the aggregate value of the shareholder’s Emerging Markets Fund shares.

Before the date of the Reorganization, Emerging Markets Fund will declare a distribution to its shareholders that will have the effect of distributing to its shareholders all of its remaining investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the date of the transfer.

The Trustees have voted to approve the proposed Reorganization and to recommend that shareholders of Emerging Markets Fund also approve the proposed Reorganization. The actions contemplated by the Plan and the related matters described therein will be consummated only if approved by the holders of a majority of the outstanding voting securities of Emerging Markets Fund, as defined in the 1940 Act. For purposes of the 1940 Act, a vote of a majority of the outstanding voting securities of Emerging is the affirmative vote of the lesser of (a) 67 percent or more of the voting securities of Emerging Markets Fund that are present or represented by proxy at the Meeting, if the holders of more than 50 percent of the outstanding voting securities of Emerging Markets Fund are present or represented by proxy at the Meeting, or (b) more than 50 percent of the outstanding voting securities of Emerging Markets Fund.

33	Pear Tree Funds Combined Prospectus/Proxy Statement September 15, 2023

If shareholders approve the proposed Reorganization, the Manager anticipates that Emerging Markets Fund may sell certain portfolio holdings prior to the Reorganization. These sales, which are anticipated to commence in October 2023 and will not occur unless and until shareholders approve the proposed Reorganization, would result in brokerage commissions and other transaction costs, and may result in the realization of capital gains that would be distributed to shareholders as taxable distributions after reduction by any available capital losses. Please see “- Federal Income Tax Consequences” for information about the expected tax consequences of the proposed Reorganization.

Following the Reorganization, if Emerging Markets Fund has disposed of any portfolio holdings before the Reorganization and has not reinvested them, the Manager anticipates that International Opportunities Fund will incur brokerage commissions and other transaction costs in connection with reinvesting the proceeds of Emerging Markets World Equity Fund’s dispositions. These transaction costs do not alter the Manager’s view that the proposed Reorganization is in the best interests of each fund’s shareholders.

In the event that the proposed Reorganization does not receive the required shareholder approval, Emerging Markets Fund will continue to be managed as a separate series of the Trust in accordance with its current investment objectives and policies, and the Manager would likely request that the Trustees consider such alternatives as may be in the best interests of Emerging Markets Fund’s and International Opportunities Fund’s shareholders, which could include liquidation of Emerging Markets Fund.

(ii)	Description of the Shares to be Issued

Full and fractional Ordinary, Institutional and R6 Shares of International Opportunities Fund will be issued to shareholders of Emerging Markets Fund, in accordance with the procedures under the Plan of Reorganization as described above. The Second Amended and Restated Declaration of Trust of the Trust (the “Declaration of Trust”) permits the Trustees to issue an unlimited number of shares of beneficial interest of each series within the Trust with no par value per share. Like Emerging Markets Fund, International Opportunities Fund is a series of the Trust that, as of the Closing Date, will consist of Ordinary, Institutional and R6 Shares.

There are no differences between the Ordinary, Institutional and R6 Shares of Emerging Markets Fund, respectively, and the Ordinary, Institutional and R6 Shares of International Opportunities Fund, respectively. Each share of beneficial interest of each series of shares has one vote and shares equally in dividends and distributions when and if declared by a series and in the series’ net assets upon liquidation. All shares, when issued, are fully paid and non-assessable. The shares do not entitle the holder thereof to preference, preemptive, appraisal, conversion or exchange rights, except as the Trustees may determine with respect to any series of shares. Shares do not have cumulative voting rights and, as such, holders of at least 50 percent of the shares voting for Trustees can elect all Trustees and the remaining shareholders would not be able to elect any Trustees. The Trustees may classify or reclassify any unissued shares of either Fund into shares of any series by setting or changing in any one or more respects, from time to time, prior to the issuance of such shares, the preference, conversion or other rights, voting powers, restrictions, limitations as to dividends, or qualifications of such shares. Any such classification or reclassification will comply with the provisions of applicable securities laws. Shareholders of each series vote as a series to change, among other things, a fundamental policy of each such series and to approve the series’ investment management contracts and distribution plans pursuant to Rule 12b-1 of the 1940 Act. Like Emerging Markets Fund, International Opportunities Fund is not required to hold annual meetings of shareholders but will hold special meetings of shareholders when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote.

Under Massachusetts law, shareholders of a Massachusetts business trust, such as the Trust, could under certain circumstances be held personally liable for the obligations of the trust. However, under the Declaration of Trust, in case any shareholder or former shareholder of the Trust is held to be personally liable solely by reason of his or her being or having been a shareholder of the Trust and not because of his or her acts or omissions or for some other reason, the shareholder or former shareholder of the Trust (or his or her heirs, executors, administrators or other legal representatives or in the case of a corporation or other entity, its corporate or other general successor) shall be entitled to be held harmless from and indemnified against all loss and expense arising from such liability, but only out of the assets of the particular series of shares of the Trust of which he or she is or was a shareholder.

34	Pear Tree Funds Combined Prospectus/Proxy Statement September 15, 2023

(iii)	Trustees’ Considerations Relating to the Proposed Reorganization

The Trustees of the Trust carefully considered the anticipated benefits and costs of the proposed Reorganization from the perspective of each Fund. Following their review, the Trustees, including the Independent Trustees, determined that the proposed Reorganization would be in the best interests of each Fund and its shareholders and that the interests of existing shareholders of each Fund would not be diluted by the proposed Reorganization. These Trustees approved the Plan and the proposed Reorganization and recommended approval by shareholders of Emerging Markets Fund.

Investment matters. In evaluating the proposed Reorganization, the Trustees analyzed the underlying investment rationale articulated by the Manager. The Trustees noted that the Funds currently have generally similar investment objectives, with Emerging Markets Fund seeking long-term growth of capital and International Opportunities Fund seeking long-term capital appreciation, although the Funds seek to achieve their investment objectives by employing similar, but different, investment strategies.

Performance. The Trustees reviewed the historical investment performance of each Fund and considered that International Opportunities Fund has a stronger performance record than Emerging Markets Fund over the past one-year period ended December 31, 2022 and since its inception on December 31, 2019. Moreover, the Trustees further considered the Manager’s belief that the Reorganization will result in the opportunity for improved performance for Emerging Markets Fund and its shareholders.

Ongoing fund expenses. The Manager informed the Trustees that, based on the Funds’ current net assets, following the Reorganization, Emerging Markets Fund shareholders would be invested in a Fund with a lower total expense ratio. The Trustees reviewed the savings in annual fund operating expenses that Emerging Markets Fund shareholders were expected to experience as shareholders of the combined International Opportunities Fund, based on the Manager’s unaudited estimates of the Funds’ expense ratios as of March 31, 2023 and the expected pro forma expense ratios based on the combined assets of the Funds as of the same date. The Trustees noted that at every asset level, International Opportunities Fund pays a management fee that is lower as a percentage of net assets than the base management fee paid Emerging Markets Fund.

Tax matters. The Trustees also considered the tax effects of the proposed Reorganization. The Trustees took into account the fact that, although this result is not free from doubt, the proposed Reorganization is expected to be a tax-free transaction for federal income tax purposes. They also took into account other anticipated tax effects of the proposed Reorganization, including the availability of Emerging Markets Fund’s capital loss carryforwards to International Opportunities Fund after completion of the proposed Reorganization. These and other federal income tax consequences are discussed below under the heading “- Federal Income Tax Consequences.”

Costs of the Proposed Reorganization. The Trustees took into account the expected costs of the proposed Reorganization, including proxy solicitation costs, accounting fees, SEC filing fees and legal fees. The Trustees weighed these costs against the expected benefits of the proposed Reorganization. The Trustees considered the Manager’s recommendation that, since both Funds are expected to benefit from the proposed Reorganization, each Fund should be allocated its own expenses, with the Manager to allocate shared expenses in a manner it determines is fair and reasonable. Emerging Markets Fund’s and International Opportunities Fund’s shared expenses comprise primarily legal and accounting fees and are expected to be in the aggregate approximately $258,600.

35	Pear Tree Funds Combined Prospectus/Proxy Statement September 15, 2023

The Trustees considered that the Funds are expected to bear and pay costs in the following approximate amounts:

Expenses	Emerging Markets Fund	International Opportunities Fund
Proxy Solicitation	2,500.00	0.00
Printing and Mailing Prospectus/Proxy Statement	3,414.00	686.00
Legal	175,925.00	74,075.00
Accounting /Audit	0.00	0.00
SEC Filing	1,407.00	593.00
Total Expenses (Before Reimbursement)	183,246.00	75,354.00
Reimbursement through Expense Subsidies	N/A	N/A
Total Expenses (After Reimbursement)	183,246.00	75,354.00
Net Assets (at March 31, 2023)	70,064,274	28,056,624
Total Expenses (as a % of Net Assets at March 31, 2023)	0.26%	0.27%

Other factors. The Trustees also took into account a number of other factors, including: (a) the classification and relative performance information for each fund by independent research firms such as Broadridge; (b) the net assets of each fund; (c) the possibility that the combined fund may attract more attention from broker dealer platforms; (d) the possibility of additional economies of scale or reduced diseconomies of scale; and (e) the terms of the Plan.

(iv)	Agreement and Plan of Reorganization

The proposed Reorganization will be governed by the Plan, a copy of which is attached as Appendix A. The following discussion of the Plan is a summary provided for your reference only. Please read the Plan in its entirety in Appendix A.

The Plan provides that International Opportunities Fund will acquire all of the assets of Emerging Markets Fund in exchange for the assumption by International Opportunities Fund of all of the stated liabilities of Emerging Markets Fund and for the issuance of full and fractional Acquiring Fund Shares of each class equal in value to the value of the transferred assets attributable to shares of the corresponding class of Emerging Markets Fund net of assumed stated liabilities attributable to the class. Valuations for the proposed Reorganization will be computed as of the scheduled close of regular trading on the NYSE (ordinarily 4:00 p.m., Eastern time) on the Closing Date, using the valuation procedures set forth in the Declaration of Trust and the then-current prospectus or statement of additional information of International Opportunities Fund, and then the shares will be issued (the “Closing Date”).

36	Pear Tree Funds Combined Prospectus/Proxy Statement September 15, 2023

International Opportunities Fund, as the acquiring fund, will issue the Acquiring Fund Shares to Emerging Markets Fund, registered in the name of Emerging Markets Fund. Immediately following its receipt of the Acquiring Fund Shares on the Closing Date, Emerging Markets Fund will distribute the full and fractional Acquiring Fund Shares of each class, pro rata, to its shareholders of that class of record as of the close of business on the Closing Date. International Opportunities Fund will then, in accordance with written instructions furnished by Emerging Markets Fund, re-register the Acquiring Fund Shares in the names of the shareholders of Emerging Markets Fund in an amount representing the number of full and fractional Acquiring Fund Shares of each class due the shareholder. As a result of the proposed Reorganization, each shareholder of Emerging Markets Fund will receive a number of Acquiring Fund Shares of each class equal in aggregate value at the Closing Date to the value of Emerging Markets Fund shares of the corresponding class held by the shareholder.

The consummation of the proposed Reorganization is subject to the conditions set forth in the Plan. The Plan may be terminated and the proposed Reorganization abandoned at any time before the Closing Date by resolution of the Trustees if in the opinion of the Trustees, circumstances have or are reasonably likely to develop that make proceeding with the Reorganization inadvisable.

If shareholders of Emerging Markets Fund approve the proposed Reorganization, the Manager will consider, with the advice of the sub-adviser for International Opportunities Fund, which portfolio securities of Emerging Markets Fund it will liquidate. The Manager expects that any such liquidation will be substantially completed before the Closing Date. Emerging Markets Fund shareholders will bear the portfolio trading costs associated with this liquidation to the extent that it is completed before the Closing Date. To the extent that further liquidation is completed after the Closing Date, shareholders of the combined fund will bear these costs.

The Trustees of Trust serve as trustees to both Funds. The Trustees have carefully considered the anticipated benefits and costs of the proposed Reorganization to the shareholders of each Fund.

The Trustees have determined that the proposed Reorganization is in the best interests of Emerging Markets Fund, and they recommend that the Emerging Markets shareholders vote FOR approval of the Plan and the proposed Reorganization.

(v)	Federal Income Tax Consequences

Each Fund has qualified, in each taxable year since it was organized, and intends to qualify, as of the Closing Date, as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”). Accordingly, each of the Funds has been, and expects to continue to be, relieved of all or substantially all federal income taxes. The exchange of all of the assets of Emerging Markets Fund for shares of International Opportunities Fund and the assumption by International Opportunities Fund of the stated liabilities of Emerging Markets Fund, and the liquidation of Emerging Markets Fund, are intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a)(1)(C) of the Code. However, any dividend paid by Emerging Markets Fund prior to the Reorganization may result in taxable income to Emerging Markets Fund shareholders.

37	Pear Tree Funds Combined Prospectus/Proxy Statement September 15, 2023

As a condition to the closing of the transaction, the Funds will each receive an opinion of Sullivan & Worcester LLP to the effect that, based on certain assumptions and on the existing provisions of the Code, treasury regulations issued thereunder, current revenue rulings, revenue procedures and court decisions, for federal income tax purposes:

(i)	The transfer of all of Emerging Markets Fund’s Assets to the International Opportunities Fund in exchange solely for the Acquiring Fund Shares and the assumption by the International Opportunities Fund of Emerging Markets Fund’s stated liabilities, followed by the distribution by Emerging Markets Fund of those Acquiring Fund Shares pro rata per share class to Target Fund Shareholders in complete liquidation of Emerging Markets Fund, as provided in the Plan, will qualify as a “reorganization” within the meaning of section 368(a) of the Code and each of Emerging Markets Fund and the International Opportunities Fund will be “a party to a reorganization” within the meaning of section 368(b) of the Code;

(ii)	No gain or loss will be recognized by the International Opportunities Fund upon the receipt of Emerging Markets Fund’s Assets in exchange solely for Acquiring Fund Shares and the assumption by the International Opportunities Fund of Emerging Markets Fund’s stated liabilities pursuant to the Reorganization;

(iii)	No gain or loss will be recognized by Emerging Markets Fund upon the transfer of Emerging Markets Fund’s Assets to the International Opportunities Fund in exchange solely for Acquiring Fund Shares and the assumption by the International Opportunities Fund of Emerging Markets Fund’s stated liabilities or upon the distribution of those Acquiring Fund Shares to Target Fund Shareholders in exchange (whether actual or constructive) for their shares of Emerging Markets Fund in liquidation of Emerging Markets Fund pursuant to the Reorganization;

(iv)	No gain or loss will be recognized by Target Fund Shareholders upon the exchange of their Target Fund Shares for the Acquiring Fund Shares pursuant to the Reorganization;

(v)	The aggregate tax basis for the Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of Emerging Markets Fund shares held by such Target Fund Shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Shares received by each Target Fund Shareholder will include the period during which Emerging Markets Fund Shares exchanged therefor were held by such Target Fund Shareholder, provided Emerging Markets Fund Shares were held as capital assets on the date of the Reorganization; and

(vi)	The tax basis of each Target Fund Asset acquired by the International Opportunities Fund will be the same as the tax basis of such Asset to Emerging Markets Fund immediately prior to the Reorganization, and the holding period of each Asset of Emerging Markets Fund in the hands of the International Opportunities Fund will include the period during which that Asset was held by Emerging Markets Fund, except where the International Opportunities Fund’s investment activities have the effect of reducing or eliminating a Target Fund Asset’s holding period.

38	Pear Tree Funds Combined Prospectus/Proxy Statement September 15, 2023

No opinion will be expressed as to the effect of the proposed Reorganization on Emerging Markets Fund or the International Opportunities Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and any Emerging Markets Fund Shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

Shareholders of Emerging Markets Fund should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances, including state and local tax consequences, if any, of the Reorganization.

An opinion of counsel merely represents counsel’s best judgment with respect to the probable outcome on the merits and is not binding on the Internal Revenue Service or the courts. Accordingly, there can be no assurance that the Internal Revenue Service will not take a contrary position, that the applicable law will not change, or that any such change will not have retroactive effect. If the Reorganization is completed but does not qualify as a tax-free liquidation under the Code as to International Opportunities Fund and as a tax-free reorganization under the Code, Emerging Markets Fund would recognize gain or loss on the transfer of its assets to International Opportunities Fund and each shareholder of Emerging Markets Fund would recognize a taxable gain or loss equal to the difference between its tax basis in its Emerging Markets Fund shares and the fair market value of the shares of International opportunities Fund received in the Reorganization.

In anticipation of the Reorganization, the Manager, on the advice of the sub-adviser to International Opportunities Fund is expected to dispose of a substantial portion of Emerging Markets Fund’s portfolio holdings in order to align the number of holdings in the portfolio more closely with International Opportunities Fund’s strategy. The gains currently expected to be realized by Emerging Markets Fund prior to the Reorganization are $2,549,224, or approximately 3.9 percent of Emerging Markets Fund (or $0.75 per Emerging Markets Fund share), but will result in no taxable income as a result of the application of capital loss carryforwards of Emerging Markets Fund.

Capital Loss Carryforwards. The Funds had capital loss carryovers at March 31, 2023. The accumulated capital losses noted in the table below may be available to offset future realized capital gains and thereby reduce future taxable gain distributions.

Fund	Capital Loss Carry Forward due to Merger Subject to Limitation	Capital Loss Short-Term No Expiration	Capital Loss Long-Term	Total Capital Loss
Emerging Markets Fund	$(23,094,371)	$(14,781,336)	$(220,579)	$(38,096,286)
International Opportunities Fund	---	(1,072,392)	---	(1,072,392)
International Opportunities Fund (pro forma combined)	(23,094,371)	(15,853,728)	(220,579)	(39,168,678)

Emerging Markets Fund’s acquired losses are subject to an annual section 382 limit of $766,783.

39	Pear Tree Funds Combined Prospectus/Proxy Statement September 15, 2023

(vi)	Capitalization

The following table sets forth on an unaudited basis, as of March 31, 2023, the capitalization of Emerging Markets Fund and International Opportunities Fund, and the pro forma combined capitalization of International Opportunities Fund assuming the Reorganization has been consummated.

Share Class	Emerging Markets Fund (current)	International Opportunities Fund (current)	Pro Forma Adjustments [2]	International Opportunities Fund (pro forma combined) [2]
All Classes
Net Assets	70,064,274	28,056,624	(258,600)	97,862,298
Total Shares Outstanding	3,586,261	2,377,625	2,408,720	8,372,606

Ordinary Shares:
Net Assets	64,176,941	94,485	(169,389)	64,102,037
Shares Outstanding[1]	3,245,672	8,092	2,250,648	5,504,412
Net Asset Value per Share	19.77	11.68		11.65

Institutional Shares:
Net Assets	5,132,392	3,438,210	(22,588)	8,548,014
Shares Outstanding[1]	254,367	291,195	180,315	725,877
Net Asset Value per Share	20.18	11.81		11.78

Class R6 Shares:
Net Assets	754,941	24,523,929	(66,623)	25,212,247
Shares Outstanding	86,222	2,078,338	(22,243)	2,142,317
Net Asset Value per Share	8.76	11.80		11.77

[1]	The correlating Emerging Markets Fund share classes will be exchanged for the International Opportunities Fund share classes at the International Opportunities Fund’s ending net asset value calculated as of the Valuation Time.

[2]	Includes the estimated aggregate costs of the Reorganization in the amount of $258,600.

(vii)	Comparison of Shareholder Rights

Because both Funds are separate series of the Trust, shareholders of each Fund have identical rights. Accordingly, the rights of shareholders of Emerging Markets Fund will not change as a result of the proposed Reorganization.

(viii)	Comparison of Valuation Procedures

The net asset value for both Funds is calculated in exactly the same manner. Namely, it is calculated once, at the close of regular trading on the NYSE, usually 4:00 p.m. Eastern Time, each business day that the NYSE is open. The net asset value per share is computed by dividing the total net assets of each Fund and class by the total number of outstanding shares of that Fund and class.

(ix)	Investment Manager and Sub-Advisers

Pear Tree Advisors, Inc. (the “Manager”) is responsible for day-to-day management of the business and affairs of both Funds subject to oversight by the Trustees of the Trust. The Manager’s principal business address is 55 Old Bedford Road, Suite 202, Lincoln, Massachusetts 01773. The Manager is registered as an investment adviser with the SEC, and it is a privately held financial services firm. As of August 31, 2023, the Manager had approximately $4.5 billion in assets under management. The Manager may, subject to the approval of the Trustees, choose the investments of each Fund itself or select an investment sub-adviser to execute the day-to-day investment strategies of the Fund.

The Manager currently employs Axiom Investors, LLC (“Axiom”) to make investment decisions and portfolio transactions for Emerging Markets Fund, and Polaris Capital Management, LLC (“Polaris”) to make the investment decisions and portfolio transactions for International Opportunities Fund. The Manager supervises each sub-adviser’s investment program for its corresponding Fund.

40	Pear Tree Funds Combined Prospectus/Proxy Statement September 15, 2023

Axiom’s principal business address is 33 Benedict Place, Greenwich, Connecticut 06830. As of August 31, 2023, Axiom had approximately $17.7 billion in assets under management. The portfolio managers for Emerging Markets Fund are jointly and primarily responsible for the portfolio management of Emerging Markets Fund. The current portfolio managers of Emerging Markets Fund are:

Portfolio Manager	Portfolio manager experience with Emerging Markets Fund	Primary title(s) with Axiom, primary role and investment experience
Andrew Jacobson, CFA	2018	CEO/ Chief Investment Officer, Founder and Lead Portfolio Manager Investment professional since 1987
Jose Gerado Morales, CFA	2018	Senior Vice President/Portfolio Manager, Co-Portfolio Manager Investment professional since 1988
Andrew Yoon	2021	Vice President/Portfolio Manager, Co-Portfolio Manager Investment Professional since 2011

Polaris’ principal business address is 121 High Street, Boston, Massachusetts 02110. As of August 31, 2023, Polaris had approximately $11.9 billion in assets under management. The portfolio managers for International Opportunities Fund are jointly and primarily responsible for the portfolio management of International Opportunities Fund. The current portfolio managers of International Opportunities Fund are:

Portfolio Manager	Portfolio manager experience with Emerging Markets Fund	Primary title(s) with Axiom, primary role and investment experience
Sumanta Biswas, CFA	2019

Vice President and Assistant Portfolio Manager since 2004

Investment professional since 1996; 1996 to 2000 as an officer for the Securities and Exchange Board of India; in 2001 as an intern for Delta Partners; 2002 to 2004 as an Analyst for Polaris.

Bin Xiao, CFA	2019

Assistant Portfolio Manager since 2012

Analyst with Polaris since 2014

Internship at HSBC Global Investment Banking in 2005, internship at Polaris in 2004/2005. 2002 to 2004 as a software architect and project manager at PNC Financial Service Group (PFPC), following positions as an information systems engineer and software engineer at Vanguard Group and RIT Research Corporation respectively. MBA MIT’s Sloan School of Management 2006; M.S. degree computer science Rochester Institute of Technology 2000; undergraduate degree Beijing Institute of Technology in China in 1998

Jason M. Crawshaw	2019

Assistant Portfolio Manager since 2015

Analyst with Polaris since 2014

Investment professional since 1994; 1994 to 1996, First Corp Merchant Bank, Equity Analyst for internal, hedge fund; 1996 to 1997, Coronation Securities, Equity Analyst/Assistant Portfolio Manager for internal hedge fund; 1998 to 2001, Equinox Holdings, Portfolio Manager for long/short small cap equity portfolio; 2002 to 2006, Brait Specialized Funds, Portfolio Manager for long/short small cap equity portfolio; 2007 to 2013, Liberty Square Asset Management, Managing Director and Portfolio Manager for boutique international hedge fund/asset manager.

41	Pear Tree Funds Combined Prospectus/Proxy Statement September 15, 2023

After the Reorganization, Messrs Biswas, Xiao and Crawshaw are expected to continue co-managing International Opportunities Fund. The Pear Tree Funds’ Statement of Additional Information provides information about these individuals’ compensation, other accounts managed by these individuals, and these individuals’ ownership of securities in International Opportunities fund.

Management Fees; Management Fee Waivers and Expense Reimbursements

As compensation for services rendered, Emerging Markets Fund pays the Manager a monthly management fee at the annual rate of 1.00 percent of the average daily net assets. As compensation for services rendered, International Opportunities Fund pays the Manager a monthly management fee at an annual rate of 0.90 percent of average daily net assets.

Emerging Markets Fund

The Manager has contractually agreed until September 30, 2024 to waive such portion of the management fees that it would otherwise receive under its agreement with Pear Tree Funds for serving as investment manager to Emerging Markets Fund, such that the aggregate management fee that the Manager would receive during the waiver period for serving as the investment manager of Emerging Markets Fund would be calculated using (a) an annual rate of 0.78 percent if Emerging Markets Fund’s net assets are up to $300 million, (b) an annual rate of 0.83 percent if Emerging Markets Fund’s net assets are between $300 million and $600 million, and (c) an annual rate of 0.88 percent if Emerging Markets Fund’s net assets are in excess of $600 million. This fee waiver only may be terminated with the approval of the Trustees.

The Manager also has contractually agreed until September 30, 2024 to reimburse such portion of the expenses of Emerging Markets Fund attributable to R6 Shares such that “Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement” with respect to R6 Shares, other than extraordinary expenses, is not greater than 0.99 percent of Emerging Markets Fund’s net assets attributable to R6 Shares. This expense reimbursement agreement only may be terminated with the approval of the Trustees. The aggregate expenses of Emerging Markets Fund with respect to Ordinary and Institutional Shares remain unchanged.

International Opportunities Fund.

The Manager has contractually agreed until September 30, 2024 to waive such portion of the management fees that it would otherwise receive under its agreement with Pear Tree Funds for serving as investment manager to International Opportunities Fund such that the aggregate management fee that the Manager would receive during the waiver period for serving as the investment manager of International Opportunities Fund would be calculated using an annual rate of 0.80 percent of International Opportunities Fund’s net assets. This fee waiver only may be terminated with the approval of the Trustees.

The Manager has contractually agreed until September 30, 2024 to reimburse International Opportunities Fund with respect to Institutional Shares for a portion of International Opportunities Fund’s net assets attributable to Institutional Shares in an amount equal to 0.10 percent per annum, provided that the amount of such reimbursement for such year shall not exceed the amount of the portion of International Opportunities Fund’s adjusted “Annual Fund Operating Expenses” (AFFE) attributable to Institutional Shares for that year, Adjusted “Annual Fund Operating Expenses” for a year means all International Opportunities Fund operating expenses for the year, other than management fees, distribution and services fees, AFFE and extraordinary expenses. This fee waiver only may be terminated with the approval of the Trustees.

The Manager has contractually agreed until September 30, 2024 to reimburse such portion of the expenses of International Opportunities Fund attributable to R6 Shares such that “Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement” with respect to R6 Shares, other than extraordinary expenses, is not greater than 0.99 percent of International Opportunities Fund’s net assets attributable to R6 Shares. This expense reimbursement agreement does not permit the Manager to recoup any amounts reimbursed by the Manager, and it only may be terminated with the approval of the Trustees.

42	Pear Tree Funds Combined Prospectus/Proxy Statement September 15, 2023

Sub-Advisory Fees

From the management fee, the Manager pays the expenses of providing investment advisory services to each Fund, including the fees of the Fund’s sub-adviser.

Transfer Agency Fees and Fee Waiver Agreement

Pear Tree Institutional Services, a division of the Manager, serves as each Funds’ transfer agent and provides certain administrative services to the Funds. As transfer agent, it receives a base fee of 0.16 percent of average total net asset value of each class of shares of each Fund, other than Class R6 Shares. With respect to Class R6 Shares, it receives a base fee of 0.01 percent of average total net asset value of each Fund attributable to Class R6 Shares. It is also reimbursed for out-of-pocket expenses and for other services approved by the Trustees.

In its capacity as transfer agent to both Funds, it has contractually agreed until September 30, 2024 to waive such portion of the fees that it would otherwise receive for serving as transfer agent under its agreement with the Trust such that the aggregate transfer agent fee with respect to Institutional Shares of each Fund would be calculated using an annual rate of 0.04 percent of each Fund’s net assets attributable to its Institutional Shares. This fee waiver with respect to either Fund only may be terminated with the approval of the Trustees. The aggregate transfer agent fee with respect to Ordinary and Class R6 Shares, if any, of each Fund remains unchanged.

A discussion regarding the basis for the Trustees’ approval of the investment advisory agreement between the Funds and the Manager, as well as the sub-advisory agreements between the Manager and each sub-adviser, may be found in the Pear Tree Funds’ semiannual report for the period ended September 30, 2023.

After the Reorganization, the management fee, including fee waiver agreements, the sub-advisory fees, and the transfer agency and administrative fees applicable to International Opportunities Fund are expected to remain in effect.

(ix)	Distribution

U.S. Boston Capital Corporation (the “Distributor”) is the distributor (or principal underwriter) of all shares of each Fund. The Distributor’s principal business address is 55 Old Bedford Road, Suite 202, Lincoln, Massachusetts 01773. The Distributor is affiliated with the Manager.

Distribution and Service Plans (Rule 12b-1)

Each Fund has adopted a distribution plan under Rule 12b-1 to pay for the marketing and distribution of that Fund’s Ordinary Shares and for services provided to shareholders of that Fund’s Ordinary Shares. Rule 12b-1 fees are paid out of that Fund’s assets on an on-going basis, which will increase the cost of your investment and cost more than other types of sales charges. The distribution fee is not directly tied to the Distributor’s expenses. If the Distributor’s expenses exceed the Distributor’s fee, the Funds are not required to reimburse the Distributor for the excess expenses; if the Distributor’s fee exceeds the Distributor’s expenses, the Distributor may realize a profit.

43	Pear Tree Funds Combined Prospectus/Proxy Statement September 15, 2023

Sales Charges and Fees

Neither Fund applies a sales charge (or load) or fee to the purchase price of Ordinary, Institutional, or Class R6 Shares, including any contingent deferred sales charge.

Additional Payments to Financial Intermediaries

The Manager and its affiliates (including the Distributor) may make payments to certain financial intermediaries that sell the Funds’ Ordinary and Institutional Shares for certain administrative services, including record keeping and sub-accounting shareholder accounts, to the extent that the Funds do not pay for these costs directly. They also may make payments to certain financial intermediaries that sell the Funds’ Ordinary and Institutional Shares in connection with client account maintenance support, statement preparation and transaction processing. The types of such payments may include payment of ticket charges per purchase or exchange order placed by a financial intermediary, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a financial intermediary’s mutual fund trading system. These payments may create a conflict of interest by influencing the financial intermediary to recommend the Funds over another investment. If you purchase shares of the Funds through a financial intermediary, ask your salesperson or visit your financial intermediary’s website for more information.

(x)	Purchase, Redemption and Exchange Procedures

The procedures for purchasing and redeeming shares of each Fund, and for exchanging shares of each Fund for shares of other Pear Tree Funds, are identical.

Both Emerging Markets Fund and International Opportunities Fund are open-end funds and make a continuous public offering of their shares. Both Funds currently offer three classes of shares. Shares of both Funds may be purchased either through investment dealers that have sales agreements with the U.S. Boston Capital Corporation, the Pear Tree Funds’ distributor (the “Distributor”), or directly through the Distributor at prices based on net asset value depending on the class and dollar value of shares purchased. No Pear Tree Fund applies sales charges. Reinvestment of distributions by the Funds is made at net asset value for all classes of shares.

Shares of each Fund may be redeemed on any day the NYSE is open for regular trading at their net asset value next determined after receipt by the Fund, either directly or through an investment dealer, of a properly completed redemption request.

Each Fund’s shareholders can generally exchange their shares for shares of the same class of another Pear Tree Fund at net asset value on any day the NYSE is open. Not all Pear Tree Funds may offer all classes of shares or may be open to new investors. Each Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, or reject any exchange.

44	Pear Tree Funds Combined Prospectus/Proxy Statement September 15, 2023

(xi)	Distributions of Net Investment Income

Each Fund maintains the same distribution practices, other than the payment of a dividend as a result of the closing of Emerging Markets Fund’s taxable years in connection with the Reorganization, as described below. As a result, the Manager does not expect that Emerging Markets Fund shareholders will see any material change in the dividends they receive as a result of the Reorganization, although there can be no assurance that this will be the case.

(xii)	Other Service Providers

UMB Bank n.a. is the custodian of each Funds’ securities and cash. The Custodian is not affiliated with the Manager. Custodial services are performed at its office at 928 Grand Boulevard, 5th Floor, Kansas City, Missouri 64106.

Pear Tree Advisors, Inc. (the “PT CO-Administrator”) serves as a co-administrator to the Funds. Each Fund pays to the PT CO-Administrator an annual fee of 0.03 percent of net assets for which the manager acts as a co-administrator. Fund administration services are performed at the PT CO-Administrator’s offices at 55 Old Bedford Road, Suite 202, Lincoln, Massachusetts 01773.

UMB Fund Services, Inc. (the “UMB CO-Administrator”) also serves as a co-administrator to the Pear Tree Funds. The UMB CO-Administrator is not affiliated with the Manager. Fund administration services are performed at the UMB CO-Administrator’s offices at 235 West Galena Street, Milwaukee, Wisconsin 53212.

Pear Tree Institutional Services (“Transfer Agent”), a division of the Manager, is the transfer agent and dividend disbursing agent for each Fund. Account balances and other shareholder inquiries can be directed to the Transfer Agent at 800-326-2151. The Transfer Agent receives a base fee of 0.16 percent of average total net asset value of each class of shares of each Pear Tree Fund, other than R6 Shares. With respect to R6 Shares, the Transfer Agent receives a base fee of 0.01 percent of average total net asset value of a Pear Tree Fund attributable to R6 Shares. The Transfer Agent is also reimbursed for out-of-pocket expenses and for other services approved by the Trustees. All mutual fund transfer, dividend disbursing, and shareholder services activities are performed at the offices of the Transfer Agent, 55 Old Bedford Road, Suite 202, Lincoln, Massachusetts 01773.

F.	Information about Voting and the Shareholder Meeting

General

This Combined Prospectus/Proxy Statement is furnished in connection with the proposed Reorganization of Emerging Markets Fund with and into International Opportunities Fund and the solicitation of proxies by and on behalf of the Trustees for use at the Meeting. The Meeting is to be held on October 17, 2023, at 11:00 a.m. Eastern Time, at 55 Old Bedford Road Lincoln, Massachusetts 01773, or at such later time as is made necessary by postponement or adjournment. The Notice of the Meeting, the Combined Prospectus/Proxy Statement and the enclosed form of proxy are being mailed to shareholders on or about September 15, 2023.

45	Pear Tree Funds Combined Prospectus/Proxy Statement September 15, 2023

Only Emerging Markets Fund shareholders of record at the close of business on September 11, 2023 (the “Record Date”) will be entitled to notice of and to vote at the Meeting. Each share is entitled to one vote, with fractional shares voting proportionally.

Required Vote

Proxies are being solicited from Emerging Markets Fund’s shareholders by its Trustees for the Meeting. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specifications, for approval of the proposed Reorganization and the Plan. The transactions contemplated by the Plan will be consummated only if approved by a majority of the outstanding voting securities of Emerging Markets Fund, as defined in the 1940 Act. For purposes of the 1940 Act, a vote of a majority of the outstanding voting securities of Emerging Markets Fund is the affirmative vote of the lesser of (a) 67 percent or more of the voting securities of Emerging Markets Fund that are present or represented by proxy at the Meeting, if the holders of more than 50 percent of the outstanding voting securities of Emerging Markets Fund are present or represented by proxy at the Meeting, or (b) more than 50 percent of the outstanding voting securities of Emerging Markets Fund.

Proxies from International Opportunities Fund’s shareholders are not being solicited because their approval or consent is not necessary for consummation of the proposed Reorganization.

Record Date, Quorum, and Methods of Tabulation.

Shareholders of record of Emerging Markets Fund at the close of business on the Record Date will be entitled to vote at the Meeting or any postponement or adjournment thereof, and shareholders vote together as a single class. A majority of Shares entitled to vote shall be a quorum for the transaction of business.

Votes cast by proxy or in person at the Meeting will be counted by persons appointed by Emerging Markets Fund as tellers for the Meeting. The tellers will count the total number of votes cast “for” approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. Shares represented by proxies that reflect abstentions will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. “Broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) have the same effect as abstentions. However, it is the Emerging Markets Fund’s understanding that brokers subject to NYSE rules are not permitted to return a proxy with respect to the only proposal being considered at this Meeting without instructions from the beneficial owner or person entitled to vote, and, accordingly, the Fund may not receive a material number of broker non-votes. Abstentions and broker non-votes have the effect of a vote against the proposal and may result in the proposal not being approved, even though the votes cast in favor would have been sufficient to approve the proposal if some or all of the abstentions or broker non-votes had been withheld.

46	Pear Tree Funds Combined Prospectus/Proxy Statement September 15, 2023

Number of Shares Entitled to Vote

As of September 11, 2023, Emerging Markets Fund had the following number of shares outstanding:

Share Class	Number of Shares Outstanding
Ordinary	3,070,461.319
Institutional	213,152.692
R6	82,422.431

Total	3,366,036.442

Other Business

The Trustees know of no matters other than those described in this Combined Prospectus/Proxy Statement to be brought before the Meeting. If, however, any other matters properly come before the Meeting, proxies will be voted on these matters in accordance with the judgment of the persons named in the enclosed proxy card(s).

47	Pear Tree Funds Combined Prospectus/Proxy Statement September 15, 2023

Share Ownership

The following table provides information on each person who may be deemed to be a “control person” (as that term is defined in the 1940 Act) of a Fund because it owns, directly or indirectly, of record more than 25 percent of the outstanding shares of the Fund, by virtue of its fiduciary roles with respect to its clients, or otherwise. A control person may be able to facilitate shareholder approval of proposals it favors and to impede shareholder approval of proposals it opposes. In this regard, if a control person owns a sufficient number of a Fund’s outstanding shares, then, for certain shareholder proposals, such control person may be able to approve, or to prevent approval, of such proposals without regard to votes by other Fund shareholders.

Control Persons. On August 31, 2023, the following shareholders held beneficially (unless otherwise indicated) greater than 25 percent of the outstanding shares of Emerging Markets Fund or International Opportunities Fund. For each shareholder listed that is not an individual, the jurisdiction under the laws of which the shareholder is organized (if applicable) and any parent company of the shareholder are listed, if known:

Emerging Markets Fund

Shareholder Name and Address	% Ownership of Emerging Markets Fund (current)	% Ownership of International Opportunities Fund Shares (pro forma combined)*
None	N/A	N/A

* Determined as if the Reorganization occurred on August 31, 2023.

48	Pear Tree Funds Combined Prospectus/Proxy Statement September 15, 2023

International Opportunities Fund

Shareholder Name and Address	% Ownership of International Opportunities Fund (current)	% Ownership of International Opportunities Fund Shares (pro forma combined)*
Willard Umphrey, 55 Old Bedford Road, Lincoln, MA 01773	33.50%	9.93%

Polaris Capital Management, LLC, 121 High Street Boston, MA 02110	29.33%	8.86%

Trustees and Officers; As of August 31, 2023, the Trustees and officers of the Trust as a group owned of record and beneficially 2.07 percent of the outstanding voting securities of the following classes of shares of Emerging Markets Fund: Ordinary Shares, 1.37 percent; Institutional Shares, 6.01 percent, and R6 Shares, 18.54 percent.

As of August 31, 2023, the trustees and officers of the Trust as a group owned of record and beneficially 46.61 percent of the outstanding voting securities of the following classes of shares of International Opportunities Fund: Ordinary Shares, 0.00 percent; Institutional Shares, 92.96 percent, and R6 Shares, 40.09 percent.

5-Percent Shareholders. The tables below show, as of August 31, 2023, (i) the percentage of shares of each of Emerging Markets Fund and International Opportunities Fund owned by persons owning beneficially or of record 5 percent or more of any class of outstanding shares of Emerging Markets Fund or International Opportunities Fund, as the case may be, and (ii) the percentage of International Opportunities Fund shares that would be held by such persons assuming the Reorganization was consummated on August 31, 2023. Other than as set forth below, to the knowledge of each Fund, no shareholder or group (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended) owns beneficially or of record 5 percent or more of any class of outstanding shares of either Fund.

Emerging Markets Fund

	Shareholder Name and Address	% Ownership of Emerging Markets Fund (current)	% Ownership of International Opportunities Fund Shares (pro forma combined)*
Ordinary Shares	Joseph E. Kasputys, 1230 North Ocean Blvd, Palm Beach, FL 33480	24.33%	24.72%

	Zwanzinger Family Ventures LLC, 148 Dartmouth Street, West Newton, MA 02465	26.19%	14.53%

Institutional Shares		N/A	N/A

R6 Shares	John Hunt, 61 Stow Road, Harvard, MA 01451	5.43%	0.28%

* Determined as if the Reorganization occurred on August 31, 2023.

49	Pear Tree Funds Combined Prospectus/Proxy Statement September 15, 2023

International Opportunities Fund

	Shareholder Name and Address	Percent of Shares of International Opportunities Fund Held*	Percent of Shares of International Opportunities Fund Held Following Reorganization*
Ordinary Shares	John W. Pierce, 114 Range Road, Concord, MA 01742	46.26%	0.07%

	Catherine C. Cowart, 360 Hascall Road, Alanta, GA 30309	51.86%	0.08%

Institutional Shares	Leon Okurowski, 294 Elm Street, Concord, MA 01742	64.23%	28.59%

	Willard Umphrey, 55 Old Bedford Road, Lincoln, MA 01773	29.28%	13.03%

R6 Shares	Leon Okurowski, 294 Elm Street, Concord, MA 01742	6.46%	6.27%

	Bernard Horn, Jr. & Lorraine Horn, 99 Beaver Road, Reading, MA 01867	20.84%	20.24%

	Willard Umphrey, 55 Old Bedford Road, Lincoln, MA 01773	34.23%	37.41%

	Polaris Capital Management, 121 High Street, Boston, MA, 02119	33.57	32.61%

Solicitation of Proxies

In addition to soliciting proxies by mail, the Trustees and employees of the Manager, as well as their agents, may solicit proxies in person or by telephone. Emerging Markets Fund may arrange to have a proxy solicitation firm call you to record your voting instructions by telephone. The procedures for voting proxies by telephone are designed to authenticate shareholders’ identities, to allow them to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Shareholders would be called at the phone number the Transfer Agent has in its records for their accounts (or that Transfer Agent obtains from agents acting on behalf of financial intermediaries, in the case of shares held in street name through a bank, broker, or other financial intermediary) and would be given an opportunity to authenticate their identities and to authorize the proxies to vote their shares at the Meeting in accordance with their instructions. To ensure that shareholders’ instructions have been recorded correctly, they will also receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect. The Trust and the Trustees have been advised by counsel that these procedures are consistent with the requirements of applicable law. If these procedures were subject to a successful legal challenge, such votes would not be counted at the Meeting. Each of the Trust and the Trustees is unaware of any such challenge at this time.

Shareholders of Emerging Markets Fund also have the opportunity to submit their voting instructions over the Internet by using a program provided by a third-party vendor hired by the Transfer Agent or by automated telephone service. To vote online using the Internet, please access the Internet address listed on the proxy card and follow the instructions on the Internet site. To record your voting instructions using the automated telephone service, use the toll-free number listed on your proxy card. The Internet and telephone voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders’ instructions have been recorded properly.

50	Pear Tree Funds Combined Prospectus/Proxy Statement September 15, 2023

Emerging Markets Fund generally maintains confidentiality in the voting of proxies. Consistent with this policy, Emerging Markets Fund may solicit proxies from shareholders who have not voted their shares or who have abstained from voting, including brokers and nominees.

Expenses of the Solicitation

For managing the proxy campaign, Broadridge Financial Solutions, Inc. (the “Proxy Solicitor”) will receive a fee plus reimbursement for out-of-pocket expenses. The Proxy Solicitor will also receive fees in connection with assembling, mailing, and transmitting the notice of meeting, proxy statement and related materials on behalf of Emerging Markets Fund, tabulating those votes that are received, and any solicitation of additional votes. While the fees received by the Proxy Solicitor will vary based on the level of additional solicitation necessary to achieve quorum and shareholder approval, the fees paid to the Proxy Solicitor are estimated to be approximately $2,500. In addition, banks, brokers, or other financial intermediaries holding shares as nominees will be reimbursed, upon request, for their reasonable expenses in sending solicitation materials to the principals of the accounts and tabulating those instructions that are received. After reimbursement of these expenses, it is estimated that Emerging Markets Fund would incur total costs of approximately $183,246 in connection with the proxy campaign. Other costs associated with the proxy campaign include the expenses of the preparation, printing, and delivery of proxy materials. Emerging Markets Fund is expected to bear and pay for the expenses of the Proxy Solicitor.

Revocation of Proxies

Giving your proxy, whether by returning the proxy card(s) or providing voting instructions over the Internet or by telephone, does not affect your right to attend the Meeting and vote in person. Proxies may be revoked at any time before they are voted (a) by a written revocation received by the Clerk of the Trust, (b) by properly executing and submitting a later-dated proxy, (c) by recording later-dated voting instructions by telephone or via the Internet, or (d) by attending the Meeting and voting in person. If your shares are held in street name through a bank, broker, or other financial intermediary, please check your voting instruction form or contact your bank, broker or other financial intermediary for instructions on how to change or revoke your vote.

Postponement and Adjournment

To the extent permitted by the Trust’s Second Amended and Restated Declaration of Trust dated May 26, 2011 (the “Declaration of Trust”) and its Amended and Restated Bylaws dated October 22, 2008 (the “Bylaws”), any meeting of shareholders may be postponed or cancelled by the Trustees upon public notice prior to the time scheduled for the Meeting.

51	Pear Tree Funds Combined Prospectus/Proxy Statement September 15, 2023

In addition to any ability that the persons named as proxy may have to propose and/or vote on an adjournment of any meeting of shareholders as described below, to the extent permitted by the Declaration of Trust and the Bylaws, any meeting of shareholders may, by action of the chair of the meeting, be adjourned from time to time without notice (other than announcement at the meeting at which the adjournment is taken) with respect to one or more matters to be considered at the meeting to a designated date (which may be more than 120 days after the date initially set for the meeting), time, and place, whether or not a quorum is present with respect to a matter. Upon motion of the chair of the meeting, the question of adjournment may (but need not) be submitted to a vote of the shareholders, and in that case, any adjournment with respect to one or more matters must be approved by the vote of holders of a majority of the shares present and entitled to vote with respect to the matter or matters to be adjourned and, if approved, the adjournment shall take place without further notice (other than announcement at the meeting at which the adjournment is taken).

If the quorum required for the Meeting has not been met, the persons named as proxies intend to propose adjournment of the meeting and to vote all shares that they are entitled to vote in favor of adjournment. If the quorum required for the Meeting has been met, but sufficient votes in accordance with the Trustees’ recommendation are not received by the time scheduled for the meeting, the persons named as proxies may also propose adjournment of the meeting in order to permit solicitation of additional proxies. The persons named as proxies will vote in favor of adjournment those proxies that they are entitled to vote in accordance with the Trustees’ recommendation. They will vote against adjournment those proxies required to be voted contrary to the Trustees’ recommendation. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at a meeting, including shares that are represented by broker non-votes, may, at the discretion of the proxies named therein, be voted in favor of such an adjournment. Adjournments of the Meeting may be proposed for a reasonable period or periods to permit further solicitation of proxies.

Notification of Results

If the Plan and proposed Reorganization are approved by shareholders as proposed, you will receive confirmation after the Reorganization is completed, indicating your new account number and the number of International Opportunities Fund shares you are receiving. If the Plan and proposed Reorganization are not approved by shareholders, you will be notified in the next shareholder report of Emerging Markets Fund, and International Opportunities Fund and Emerging Markets Fund will continue to operate as separate series of the Trust in the near term, while the Trustees of the Trust consider what course of action is in the best interests of the Funds and their shareholders going forward.

Duplicate mailings

As permitted by SEC rules, Pear Tree Funds’ policy is to send a single copy of the prospectus/proxy statement to shareholders who share the same last name and address, unless a shareholder previously has requested otherwise. Separate proxy cards will be included with the prospectus/proxy statement for each account registered at that address. If you would prefer to receive your own copy of the prospectus/proxy statement, please contact Pear Tree Funds, Attention: Transfer Agent toll-free at 1-800-326-2151, or by emailing Pear Tree Funds at info@peartreefunds.com.

Financial Information. You may request and receive without charge a copy of the Pear Tree Funds’ annual report for its most recent fiscal year, and a copy of its semiannual report for any subsequent semiannual period, by calling us at (800) 326-2151 1, or by emailing Pear Tree Funds at info@peartreefunds.com.

The Trustees, including the Independent Trustees, have carefully reviewed the terms of the proposed Reorganization and unanimously recommend that shareholders of Emerging Markets Fund approve the proposed Reorganization.

52	Pear Tree Funds Combined Prospectus/Proxy Statement September 15, 2023

G.	Additional Information about Pear Tree Polaris International Opportunities Fund

References to the “Fund” in this section refers to the International Opportunities Fund, and references to the “Funds” refers to two or more Pear Tree Funds.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gains, unless your investment is through an IRA, 401(k) or other tax-advantaged investment plan. These tax-advantaged plans may be taxed upon withdrawal at a later date based upon your individual circumstances.

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. These payments are not applicable to R6 Shares. Ask your salesperson or visit your financial intermediary’s website for more information.

Pear Tree Funds’ Trustees

As a shareholder of a mutual fund, you have certain rights and protections, including representation by the Trustees. The Pear Tree Funds’ Trustees oversees the general conduct of each Pear Tree Fund’s business and represents the interests of the Pear Tree Fund shareholders. At least 75 percent of the Trustees are independent, which means they are not officers of the Trust or affiliated with the Manager.

The Trustees periodically review the Fund’s investment performance and the quality of other services such as administration, custody, and investor services. At least annually, the Trustees review the fees paid to the Manager and the Fund’s sub-adviser and their affiliates for providing or overseeing these services, as well as the overall level of the Fund’s operating expenses. In carrying out their responsibilities, the Trustees are assisted by an administrative staff, auditors and legal counsel that are selected by the Trustees and are independent of the Manager, the sub-adviser and its affiliates.

To contact the Trustees, address correspondence to:

Trustees of Pear Tree Funds

c/o Pear Tree Advisors, Inc.

55 Old Bedford Road

Lincoln, Massachusetts 01773

53	Pear Tree Funds Combined Prospectus/Proxy Statement September 15, 2023

Portfolio Holdings

As a general matter, the Pear Tree Funds disseminates portfolio holdings to shareholders only in the Annual or Semiannual Reports or in other formats that are generally available on a contemporaneous basis to all such shareholders or the general public. The Pear Tree Funds publicly disclose their portfolio holdings twice a year in the annual and semi-annual report to shareholders. These reports must be mailed within 60 days after the end of the reporting period. These reports also are filed with the SEC.

The Trust also is required to file for each Pear Tree Fund its complete portfolio holdings as an exhibit to Form N-PORT as of the close of the first and third quarters of each year. The reports must be filed with the SEC not later than 60 days after the close of the quarter. Copies of the Trust's Form N-Port are available on the SEC's website at www.sec.gov.

Pear Tree Funds’ full securities holdings are generally posted monthly, but at least quarterly, approximately 7 business days after month or quarter end.

Pricing Fund Shares

You may purchase shares of each class of a Pear Tree Fund at the per share net asset value of shares of such class next determined after your purchase order is received in good order by the Pear Tree Fund. The price at which a purchase or redemption is effected is based on the next calculation of net asset value after an order is placed. Orders received prior to the close of regular trading on the New York Stock Exchange (“NYSE”) (ordinarily 4:00 p.m., Eastern time), will receive that day’s closing price. The transfer agent will accept orders for purchases of shares on any day on which the NYSE is open for regular trading. The offering of shares of the Pear Tree Funds, or of any particular Fund, may be suspended from time to time, and the Pear Tree Funds reserve the right to reject any specific order.

Net asset value for one Pear Tree Fund share is the value of that share’s portion of all of the net assets in the Pear Tree Fund. Each Pear Tree Fund calculates its net asset value by adding the value of the Pear Tree Fund’s investments, cash, and other assets, subtracting its liabilities, and then dividing the result by the number of shares outstanding. Net asset value per share of each class of shares of a Pear Tree Fund will be determined as of the close of regular trading on the NYSE (ordinarily 4:00 p.m., Eastern time) on each day on which the NYSE is open for regular trading. Currently, the NYSE is closed Saturdays, Sundays, and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, the Fourth of July, Labor Day, Thanksgiving and Christmas.

In determining a Pear Tree Fund’s net asset value for purposes of selling, redeeming and exchanging Pear Tree Fund shares, as well as for complying with limitations on portfolio holdings, (including any requirement that the Pear Tree Fund invests at least 80 percent of the value of its assets in specific types of securities), Pear Tree Fund assets are valued primarily on the basis of market quotations, valuations provided by independent pricing services or, if quotations are not readily available or the market value has been materially affected by events occurring after the closing of an exchange or market and before the calculation of a Pear Tree Fund’s net asset value (e.g., a significant event), at fair value as determined in good faith in accordance with procedures adopted by the Manager of the Pear Tree Funds.

54	Pear Tree Funds Combined Prospectus/Proxy Statement September 15, 2023

Significant events that may materially affect market values may include a halt in trading for an individual security, significant fluctuations in domestic or foreign markets, or the unexpected close of a securities exchange or market as a result of natural disaster, an act of terrorism or significant governmental action. For certain securities, where no sales have been reported, a Pear Tree Fund may value such securities at the last reported bid price. Short-term investments that mature in sixty-days (60) or less are valued at amortized cost. Derivatives are valued using their present market value or fair value (i.e., “marked-to-market”) rather than their notional value.

Emerging Markets Fund and International Opportunities Fund hold many, if not most, of their assets in securities that are primarily listed and traded on a foreign exchange. Because foreign markets may be open at different times than the NYSE, the value of a Pear Tree Fund’s shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close before the close of the NYSE and before the time the net asset value for a Pear Tree Fund is calculated. Occasionally, events affecting the value of foreign securities or currencies may occur between the close of the market on which the security trades and the close of the NYSE which will not be reflected in the computation of a Pear Tree Fund’s net asset value. If events materially affecting the value of a Pear Tree Fund’s securities occur during such a period, then such securities may be valued at their fair value as determined in good faith in accordance with procedures adopted by the Manager.

Purchasing Information

Ordinary, Institutional, and Class R6 Shares of the Funds are offered at the price next determined after the purchase order is received in good order by the Trust. For this purpose, good order means that the request includes all information required to process the request. Both Funds offer a systematic investment program, a systematic withdrawal program, and a systematic exchange program, all of which allow existing shareholders to purchase (or redeem) additional shares of the Funds at regular intervals. If you are a shareholder of Emerging Markets Fund who invests in Emerging Markets Fund shares through one or more of these programs, your participation in a program will continue post-Reorganization, so you may want to review your current allocations in light of the proposed Reorganization.

Minimum Investments.

Ordinary Shares of both Funds has the same investment minimums:

Type of Account	To Open an Account	To Add to an Account
Non-retirement accounts:	$2,500 ($2,500 per fund)	None
Retirement accounts:	$1,000 ($1,000 per fund)	None
Systematic investment programs:
Monthly	$100 ($100 per fund)	None

55	Pear Tree Funds Combined Prospectus/Proxy Statement September 15, 2023

Institutional Shares of both Funds are available for purchase directly from the Funds. The minimum initial investment required varies depending on the class of investor. There is no minimum amount required to add to an account.

Minimum Initial Investment	Eligible Classes of Institutional Share Investors
$1 million or more in at least one Fund account

•      Any employee benefit plan with at least $10,000,000 in plan assets and 200 participants, that either has a separate trustee vested with investment discretion and certain limitations on the ability of plan beneficiaries to access its plan investments without incurring adverse tax consequences or which allows its participants to select among one or more investment options, including one or more of the Funds.

•      A bank or insurance company purchasing shares for its own account.

•      An insurance company separate account.

•      A bank, trust company, credit union, savings institution or other depository institution, its trust department or a common trust fund purchasing for non-discretionary customers or accounts.

$1 million or more aggregated in one or more Fund accounts

•      A private foundation that meets the requirements of Section 501(c)(3) of the Internal Revenue Code.

•      An endowment or organization that meets the requirements of Section 509(a)(1) of the Internal Revenue Code.

•      A family trust, testamentary trust or other similar arrangement purchasing Institutional Shares through or upon the advice of a single fee-paid financial intermediary other than the Manager or Distributor.

Provided, that the investor is purchasing Fund shares through a broker/dealer pursuant to an agreement with the Distributor.

None

•     A mutual fund wrap program that offers allocation services, charges an asset-based fee to its participants for asset allocation and/or offers advisory services, and meets trading and operational requirements under an agreement with the Distributor or authorized clearing entity; You should ask your investment firm if it offers and you are eligible to participate in such a mutual fund program and whether participation in the program is consistent with your investment goals. The intermediaries sponsoring or participating in these mutual fund programs also may offer their clients other classes of shares of the Funds and investors may receive different levels of services or pay different fees depending upon the class of shares included in the program. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class. Neither the Trust, nor the Manager, nor the Distributor receives any part of the separate fees charged to clients of such intermediaries

•     A registered investment adviser that charges an asset-based investment advisory fee for its investment advisory services and is purchasing Fund shares on behalf of its investment advisory clients.

•     A state, county, city, or any instrumentality, department, authority, or agency of one of these types of entities, or a trust, pension, profit-sharing or other benefit plan for the benefit of the employees of one of these types of entities, provided that the investor is prohibited by applicable law from paying a sales charge or commission when it purchases shares of any registered investment management company.

•     An officer, partner, trustee, director, or employee of the Trust, any affiliate of the Trust, and the Sub-Adviser, and any affiliate of any investment sub-adviser (a “Fund Employee”), the spouse or child of a Fund Employee, a Fund Employee acting as custodian for a minor child, any trust, pension, profit-sharing or other benefit plan for the benefit of a Fund Employee or spouse and maintained by one of the above entities, the employee of a broker-dealer with whom the Distributor has a sales agreement or the spouse or child of such employee.

56	Pear Tree Funds Combined Prospectus/Proxy Statement September 15, 2023

Redemption Information

Shares of both Funds are redeemed at the net asset value per share next determined after the redemption request is received in good order by the Trust. The Funds do not impose any redemption fees or contingent deferred sales charges. Both Funds have reserved the right to redeem shares “in-kind” under certain circumstances.

Purchasing Shares by Exchange

Within an account, shareholders may exchange shares of one Fund for shares of the same class of the other Fund subject to the minimum investment requirements of the Fund purchased. A shareholder may not exchange from one class of shares to another class of shares of the same or a different Fund unless the shareholder also meets the requirements of the share class into which the shareholder wants to exchange his or her existing shares. There is no fee for exchanges. Exchanges will be made at the net asset values per share of the shares being exchanged next determined after the excessive request is received in good order by the Trust.

Limitations on Purchase

If you buy shares with a check that does not clear, your account may be subject to extra charges to cover collection costs. Third party checks, cashier’s checks and money orders will not be accepted. Purchases made by check must wait 15 days prior to being liquidated, unless they clear prior to that time.

Execution of Requests

Each Fund is open on those days when the NYSE is open, typically Monday through Friday. Buy and sell requests are executed at the next net asset value calculated after your request is received in good order by the Trust. In unusual circumstances, a Fund may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven business days or longer, as allowed by federal securities law.

57	Pear Tree Funds Combined Prospectus/Proxy Statement September 15, 2023

Frequent Trading

Each Fund discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, the Trust may consider trading in a Fund’s shares to be excessive for a variety of reasons, such as if:

•	The shareholder sells shares within a short period of time after the shares were purchased;

•	The shareholder makes two or more purchases and redemptions within a short period of time; or

•	The shareholder enters into a series of transactions that is indicative of a timing pattern or strategy; or

•	The Trust reasonably believes that the shareholder has engaged in such practices in connection with other mutual funds.

The Trustees have adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund investors. Pursuant to these policies and procedures, the Trust monitors selected trades periodically in an effort to detect excessive short-term trading. If the Trust determines that an investor or a client of a broker has engaged in excessive short-term trading that it believes may be harmful to a Fund, it will ask the investor or broker to cease such activity and it will refuse to process purchase orders (including purchases by exchange) of such investor, broker or accounts that it believes are under their control. In determining whether to take such actions, the Trust seeks to act in a manner that is consistent with the best interests of each Fund’s shareholders. While the Trust uses its reasonable efforts to detect excessive trading activity, there can be no assurance that its efforts will be successful or that market timers will not employ tactics designed to evade detection. If the Trust is not successful, a shareholder’s return from an investment in a Fund may be adversely affected.

Frequently, Fund shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated. The Trust’s ability to monitor trading practices by investors purchasing shares through omnibus accounts is limited and dependent upon the cooperation of the financial intermediary in observing the Trust’s policies.

Each Fund may reject: (a) a purchase or exchange order before its acceptance or (b) an order prior to issuance of shares. Each Fund may also restrict additional purchases or exchanges in an account. Each of these steps may be taken, for any reason, without prior notice, including transactions that one of the Funds believes are requested on behalf of market timers. Each Fund reserves the right to reject any purchase request by any investor or financial institution if that Fund believes that any combination of trading activity in the account or related accounts is potentially disruptive to that Fund. A prospective investor whose purchase or exchange order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the Fund. The Funds and their agents may make exceptions to these policies if, in their judgment, a transaction does not represent excessive trading or interfere with the efficient management of a Fund’s portfolio, such as purchases made through systematic purchase plans or payroll contributions.

The Trust may impose further restrictions on trading activities by market timers in the future.

58	Pear Tree Funds Combined Prospectus/Proxy Statement September 15, 2023

Minimum Account Size

Each Fund requires that a shareholder maintain a minimum account size, currently 50 shares for Ordinary and Institutional Shares. If the shareholder holds fewer than the required minimum number of shares in his or her account, each Fund reserves the right to notify the shareholder that it intends to sell his or her shares and close the account. A shareholder will be given 30 days from the date of the notice to make additional investments to avoid having your shares sold and your account closed. This policy does not apply to Class R6 Shares and accounts of certain qualified retirement plans.

Distributions and Taxes

Each Fund’s policy is to pay at least annually as dividends substantially all of its net investment income and to distribute annually substantially all of its net realized capital gains, if any, after giving effect to any available capital loss carryover. These distributions may be taxed as ordinary income or capital gains. Normally, distributions are made once a year in December.

H.	Financial Highlights of Pear Tree Polaris International Opportunities Fund

Set forth below are the financial highlights for International Opportunities Fund. The financial highlights are intended to help you understand International Opportunities Fund’s financial performance for the past five years (or since inception of International Opportunities Fund if less than five years). Certain information reflects financial results for a single International Opportunities Fund share outstanding for the period presented. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in International Opportunity Fund, assuming reinvestment of all dividends and distributions. The financial highlights presented below have been derived from International Opportunities Fund’s financial statements and financial highlights as of March 31, 2023, which have been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, whose report, along with International Opportunities Fund’s financial statements and financial highlights, is incorporated by reference in the Merger SAI and included in the Pear Tree Funds’ annual report, each of which is available upon request by calling us at (800) 326-2151.

International Opportunities Fund

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Ordinary Shares
	Years Ended March 31,					January 30, 2019(1) through
	2023	2022	2021	2020		March 31, 2019
Net Asset Value, Beginning of Period	$12.69	$13.95	$7.98	$10.60		$10.00
Income from Investment Operations:
Net investment income (loss)(a)(c)	0.17	0.10	0.01	(0.05)		(0.04)
Net realized and unrealized gain/(loss) on securities	(1.03)	0.23	6.05	(2.54)		0.64
Total from Investment Operations	(0.86)	0.33	6.06	(2.59)		0.60
Less Distributions:
Dividends from net investment income	(0.15)	(0.16)	—	—		—
Distributions from realized capital gains	—	(1.43)	(0.09)	(0.03)		—
Total Distributions	(0.15)	(1.59)	(0.09)	(0.03)		—
Net Asset Value, End of Period	$11.68	$12.69	$13.95	$7.98		$10.60
Total Return	(6.69)%	1.90%	76.07%	(24.50)%		6.00	%(3)
Net Assets, End of Period (000s)	$95	$131	$86	$49		$63
Ratios and Supplemental Data:
Ratios of expenses to average net assets:(d)
Gross	1.60%	1.63%	1.62%	1.90%		4.54	%(2)
Net	1.60%	1.63%	1.62%	1.90%		4.54	%(2)
Ratio of net investment income (loss) to average net assets(c)	1.56%	0.72%	0.12%	(0.44)%		(3.52	)%(2)
Portfolio Turnover	57%	51%	55%	142	%(e)	22	%(3)

59	Pear Tree Funds Combined Prospectus/Proxy Statement September 15, 2023

	Institutional Shares
	Years Ended March 31,					January 30, 2019(1) through
	2023	2022	2021	2020		March 31, 2019
Net Asset Value, Beginning of Period	$12.83	$14.06	$8.02	$10.60		$10.00
Income from Investment Operations:
Net investment income (loss)(a)(b)(c)	0.22	0.18	0.06	(0.01)		(0.04)
Net realized and unrealized gain/(loss) on securities	(1.04)	0.21	6.07	(2.54)		0.64
Total from Investment Operations	(0.82)	0.39	6.13	(2.55)		0.60
Less Distributions:
Dividends from net investment income	(0.20)	(0.19)	—	—		—
Distributions from realized capital gains	—	(1.43)	(0.09)	(0.03)		—
Total Distributions	(0.20)	(1.62)	(0.09)	(0.03)		—
Net Asset Value, End of Period	$11.81	$12.83	$14.06	$8.02		$10.60
Total Return	(6.32)%	2.37%	76.56%	(24.10)%		6.00	%(3)
Net Assets, End of Period (000s)	$3,438	$3,682	$12,314	$6,995		$9,245
Ratios and Supplemental Data:
Ratios of expenses to average net assets:(d)
Gross	1.38%	1.34%	1.37%	1.65%		4.29	%(2)
Net	1.26%	1.22%	1.25%	1.53%		4.17	%(2)
Ratio of net investment income (loss) to average net assets(b)(c)	1.94%	1.21%	0.49%	(0.05)%		(3.15	)%(2)
Portfolio Turnover	57%	51%	55%	142	%(e)	22	%(3)

60	Pear Tree Funds Combined Prospectus/Proxy Statement September 15, 2023

	R6 Shares
	Years Ended March 31,					January 30, 2019(1) through
	2023	2022	2021	2020		March 31, 2019
Net Asset Value, Beginning of Period	$12.82	$14.07	$8.02	$10.60		$10.00
Income from Investment Operations:
Net investment income (loss) (a) (c)	0.22	0.15	0.06	(0.01)		(0.04)
Net realized and unrealized gain/(loss) on securities	(1.04)	0.23	6.08	(2.53)		0.64
Total from Investment Operations	(0.82)	0.38	6.14	(2.54)		0.60
Less Distributions:
Dividends from net investment income	(0.20)	(0.20)	—	(0.01)		—
Distributions from realized capital gains	—	(1.43)	(0.09)	(0.03)		—
Total Distributions	(0.20)	(1.63)	(0.09)	(0.04)		—
Net Asset Value, End of Period	$11.80	$12.82	$14.07	$8.02		$10.60
Total Return	(6.30)%	2.25%	76.69%	(24.08)%		6.00	% (3)
Net Assets, End of Period (000s)	$24,524	$22,121	$11,490	$6,240		$1,371
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (d)
Gross	1.23%	1.29%	1.22%	1.50%		4.14	% (2)
Net	1.23%	1.29%	1.22%	1.50%		4.14	% (2)
Ratio of net investment income (loss) to average net assets (c)	1.99%	1.11%	0.51%	(0.08)%		(3.12	)% (2)
Portfolio Turnover	57%	51%	55%	142	% (e)	22	% (3)

(1)	Commenced Operations on January 30, 2019
(2)	Annualized
(3)	Not Annualized
(a)	Per share numbers have been calculated using the average shares method.
(b)	Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.
(c)	Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise tax purposes. The ratio does not include net investment income of the investment companies in which the Fund invests.
(d)	Ratios of expenses to average net assets:

•	Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).
•	Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).
•	Does not include expenses of the investment companies in which the Fund invests.

(e)	Turnover is higher due to a change in strategy as of January 1, 2020.

61	Pear Tree Funds Combined Prospectus/Proxy Statement September 15, 2023

APPENDIX A

PLAN OF REORGANIZATION

This Plan of Reorganization (this “Plan”) is made as of July 26, 2023, and has been adopted by the Trustees of Pear Tree Funds (the “Trust”), a Massachusetts business trust, to provide for the reorganization of Pear Tree Axiom Emerging Markets World Equity Fund (the “Target Fund”) into Pear Tree Polaris International Opportunities Fund (the “Acquiring Fund” and together with the Target Fund, the “Funds” and each a “Fund”), each a series of the Trust.

This Plan is intended to be and is adopted as a “plan of reorganization” within the meaning of the regulations under section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”). The reorganization will consist of the transfer of all of the assets of the Target Fund to the Acquiring Fund in exchange for shares of beneficial interest of the Acquiring Fund, and the distribution of such Acquiring Fund shares to the holders of shares of beneficial interests of the Target Fund in complete liquidation of the Target Fund, as provided herein, all upon the terms and conditions hereinafter set forth in this Plan (collectively, the “Reorganization”).

1.	The Reorganization

(a)          Subject to the terms and conditions contained herein, the Target Fund shall assign, transfer and convey to the Acquiring Fund all of the assets of the Target Fund, as set forth in Section 1(b), free and clear of all liens, encumbrances and claims whatsoever. The Acquiring Fund shall, in exchange therefor, (i) deliver to the Target Fund the number of shares of each class of beneficial interests in the Acquiring Fund (“Acquiring Fund Shares”), including fractional Acquiring Fund Shares, determined as set forth in Section 2(c), and (ii) assume the stated liabilities of the Target Fund, as set forth in Section 1(c). Such transactions shall take place at the closing (the “Closing”) as of the close of business on the closing date (the “Closing Date”), provided for in Section 3(a). In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Target Fund’s account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Target Fund.

(b)          The assets of the Target Fund to be acquired by the Acquiring Fund shall comprise all assets of the Target Fund, including all portfolio securities, cash, cash equivalents, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends or interest and other receivables) and other assets belonging to the Target Fund, and any deferred or prepaid expenses, reflected on an unaudited statement of assets and liabilities of the Target Fund approved by Pear Tree Advisors, Inc. (“PTA”), as of the Valuation Date (as defined in Section 2(a)), in accordance with U.S. generally accepted accounting principles (“GAAP”) consistently applied from the Target Fund’s prior audited period (collectively, the “Assets”).

(c)          The liabilities of the Target Fund to be assumed by the Acquiring Fund shall be limited to those liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Target Fund approved by the Fund Administrator as of the Valuation Date in accordance with GAAP consistently applied from the Target Fund’s prior audited period, and shall not include any other liabilities, whether absolute or contingent. Notwithstanding the prior sentence, the Fund Administrator will endeavor to identify and, to the extent practicable, discharge all of the Target Fund’s known liabilities and obligations prior to the Closing Date.

(d)          Delivery of the Target Fund’s Assets shall be made on the Closing Date to UMB, n.a., 928 Grand Boulevard, 5th Floor, Kansas City, Missouri, 64106, the Acquiring Fund’s and the Target Fund’s custodian (the “Custodian”), for the account of the Acquiring Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund, free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

(e)          The Target Fund will pay or cause to be paid to the Acquiring Fund any dividends and interest received on or after the Closing Date with respect to Assets transferred to the Acquiring Fund hereunder. The Target Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Target Fund after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in the Assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

(f)           As soon after the Closing Date as is practicable, the Target Fund will (i) distribute pro rata to holders of record of the Target Fund’s shares of beneficial interests designated as Ordinary Shares (“Target Fund Ordinary Shares”), determined as of the close of business on the Closing Date (“Target Fund Ordinary Shareholders”), those Acquiring Fund Ordinary Shares received by the Target Fund pursuant to Section 1(a), (ii) distribute pro rata to holders of record of the Target Fund’s shares of beneficial interests designated as Institutional Shares (“Target Date Institutional Shares”), determined as of the close of business on the Closing Date (“Target Fund Institutional Shareholders”), those Acquiring Fund Institutional Shares received by the Target Fund pursuant to Section 1(a), and (iii) distribute pro rata to holders of record of the Target Fund’s shares of beneficial interests designated as R6 Shares (“Target Date R6 Shares,” and together with the Target Date Ordinary Shares and the Target Date Institutional Shares, the “Target Date Shares”), determined as of the close of business on the Closing Date (“Target Fund R6 Shareholders” and together with the Target Fund Ordinary Shareholders and Target Fund Institutional Shareholders, the “Target Fund Shareholders”), those Acquiring Fund R6 Shares received by the Target Fund pursuant to Section 1(a). Such distributions and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Target Fund simultaneously will be canceled on the books of the Target Fund and will be null and void. Acquiring Fund Shares distributed to Target Fund Shareholders will be reflected on the books of the Acquiring Fund as uncertificated, book-entry shares; the Acquiring Fund will not issue share certificates in the Reorganization. Promptly thereafter, the Target Fund will completely liquidate and then terminate in accordance with the Trust’s Second Amended and Restated Declaration of Trust dated May 25, 2011, as amended (the “Declaration of Trust”), and the applicable laws of the Commonwealth of Massachusetts and federal securities laws.

(g)          Ownership of Acquiring Fund Shares will be shown on the books of Pear Tree Institutional Services, a division of PTA, each of the Acquiring Fund’s and the Target Fund’s transfer agent (the “Transfer Agent”). All Acquiring Fund Shares will be otherwise issued in the manner described in the Acquiring Fund’s then-current prospectus and statement of additional information.

(h)          Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the name of the registered holder of the Acquiring Fund Shares on the books of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

(i)           Any reporting responsibility of the Target Fund, including the responsibility for filing regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the “SEC”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund up to and including the Closing Date and such later date on which the Target Fund’s existence is terminated. After the Closing Date, the Target Fund shall or shall cause its agents to prepare any federal, state or local tax returns, including any Forms 1099, as required to be filed by the Target Fund with respect to the Target Fund’s final taxable year ending with its complete liquidation and for any prior periods or taxable years and shall further cause any such required tax returns and Forms 1099 to be duly filed with the appropriate taxing authorities.

2.	Valuations of Target Fund Assets and Liabilities and Acquiring Fund Shares

(a)          The value of the Target Fund’s Assets to be acquired, and the amount of the Target Fund’s liabilities to be assumed, by the Acquiring Fund hereunder shall be computed as of the scheduled close of regular trading on the New York Stock Exchange (ordinarily 4:00 p.m., Eastern time) on the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures set forth in the Declaration of Trust and the then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Target Fund, or such other valuation procedures as PTA, pursuant to the Trustees’ delegation, may determine (the “Valuation Procedures”).

(b)          The number of Acquiring Fund Shares (including fractional shares, if any) to be issued in exchange for the Target Fund’s net assets shall be determined as follows:

(i)	The number of Acquiring Fund Shares designated as Ordinary Shares (the “Acquiring Fund Ordinary Shares”) shall be determined by dividing the value of the net assets of the Target Fund attributable to Target Fund Ordinary Shares as of the Valuation Date using the Valuation Procedures, by the net asset value of one Acquiring Fund Ordinary Share, determined in accordance with Section 2(c);

(ii)	The number of Acquiring Fund Shares designated as Institutional Shares (the “Acquiring Fund Institutional Shares”) shall be determined by dividing the value of the net assets of the Target Fund attributable to Target Fund Institutional Shares as of the Valuation Date using the Valuation Procedures, by the net asset value of one Acquiring Fund Institutional Share, determined in accordance with Section 2(c); and

(iii)	The number of Acquiring Fund Shares designated as R6 Shares (the “Acquiring Fund R6 Shares”) shall be determined by dividing the value of the net assets of the Target Fund attributable to Target Fund R6 Shares as of the Valuation Date using the Valuation Procedures, by the net asset value of one Acquiring Fund R6 Share, determined in accordance with Section 2(c).

(c)          For purposes of this Section 2, the net asset value of an Acquiring Fund Ordinary Share, Acquiring Fund Institutional Share, and Acquiring Fund R6 Share shall be the net asset value per Acquiring Fund Ordinary Share, Acquiring Fund Institutional Share, and Acquiring Fund R6 Share, respectively, computed as of the Valuation Date using the Valuation Procedures.

3.	Closing and Closing Date

(a)          The Closing Date shall be October 16, 2023, or such other date as PTA, pursuant to the Trustees’ delegation, may determine. All acts taking place at the Closing shall be deemed to take place simultaneously as of the Valuation Date unless otherwise provided. The Closing shall be held at 5:00 p.m., Eastern time, at the offices of Pear Tree Advisors, Inc., 55 Old Bedford Road, Lincoln, Massachusetts 01773, or such other time and/or place, including by virtual means, as PTA, pursuant to the Trustees’ delegation, may determine.

(b)          The Trust shall direct the Custodian to deliver to the officers of the Trust at the Closing a certificate of an authorized officer of the Custodian stating that the Target Fund’s Assets have been delivered in proper form to the Acquiring Fund on the Closing Date. The Target Fund’s portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the Investment Company Act of 1940, as amended (the “1940 Act”)), or with a permitted counterparty or futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered to the Custodian as of the Closing Date by book entry, in accordance with the customary practices of the Custodian. The cash to be transferred by the Target Fund shall be delivered to the Custodian for the account of the Acquiring Fund by wire transfer of federal funds on the Closing Date. Notwithstanding the foregoing, if the Custodian is unable to make delivery as otherwise provided in this Section 3(b) of any of the Target Fund’s Assets for the reason that any of such Assets have not yet been delivered to the Target Fund by the Target Fund’s broker, dealer or other counterparty, then in lieu of such delivery, the Target Fund shall deliver with respect to said Assets executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or the Custodian, including broker confirmation slips.

(c)          If on the Valuation Date (i) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Target Fund shall be closed to regular trading or trading thereon shall be restricted, or (ii) regular trading or the reporting of trading on said exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when regular trading shall have been fully resumed and reporting shall have been restored or such other date as PTA, pursuant to the Trustees’ delegation, may determine.

(d)          The Trust shall direct the Transfer Agent to deliver to the officers of the Trust at the Closing a certificate of an authorized officer of the Transfer Agent stating that the Transfer Agent’s records contain the names and addresses of the Target Fund Shareholders and the number and percentage ownership of outstanding Target Fund Shares owned by each such shareholder immediately prior to the Closing. The Trust shall direct the Transfer Agent to issue and deliver to the Clerk of the Trust a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the officers of the Trust that such Acquiring Fund Shares have been credited to the Target Fund’s account on the books of the Acquiring Fund.

(e)          At the Closing, the Trust shall also deliver or cause to be delivered on behalf of the Target Fund, the Acquiring Fund, or both, such bills of sale, checks, assignments, receipts or other documents as Sullivan may request in connection with its opinion as provided in Section 4(e)(i).

4.	Required Conditions to Implement this Plan

(a)          From the time this Plan is approved by the Target Fund Shareholders and continuing through the Closing:

(i)             The Trust will operate the business of each Fund in the ordinary course, it being understood that such ordinary course of business will include payment of customary dividends and other distributions.

(ii)           Subject to the provisions of this Plan, the Trust will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Plan.

(iii)           The Trust will not take any action or cause any action to be taken (including the filing of any tax return) that results in the failure of the Reorganization to qualify as a reorganization within the meaning of section 368(a)(1) of the Code.

(iv)          The Trust will prepare the Registration Statement in compliance with the Securities Act, the Exchange Act and the 1940 Act, which will include the Prospectus/Proxy Statement to be mailed to Target Fund Shareholders.

(b)          The Trust’s obligation to implement this Plan on each Fund’s behalf shall be subject to the following being true and correct in all respects at the time of and continuing through the Closing:

(i)             The Trust is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts as a voluntary association with transferable shares of the type commonly referred to as a Massachusetts business trust, and each Fund is a duly established and designated series of the Trust, with the power to carry out its obligations under this Plan.

(ii)            The Trust is registered under the 1940 Act as an open-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect. Each Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(iii)           Each Fund’s Ordinary Shares, Institutional Shares and R6 Shares are registered under the Securities Act of 1933, as amended (the “Securities Act”), and such registrations have not been revoked or rescinded and are in full force and effect. The current summary prospectus, statutory prospectus and statement of additional information of each Fund conform in all material respects to the applicable requirements of the Securities Act and the 1940 Act and the rules and regulations of the SEC thereunder, and they do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(iv)          Each Fund is not, and the Trust’s adoption and performance of this Plan on such Fund’s behalf will not result, in material violation of the Declaration of Trust or the Trust’s By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Fund, is a party or by which the Fund is bound, and the Trust’s adoption and performance of this Plan on each Fund’s behalf will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Fund, is a party or by which the Fund is bound.

(v)           No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by either Fund of the transactions contemplated herein, except as may be required under the Securities Act, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the 1940 Act and by state securities laws.

(vi)          No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Trust’s knowledge threatened against the Target Fund or any of the Target Fund’s assets which, if adversely determined, would materially and adversely affect the Target Fund’s financial condition or the conduct of the Target Fund’s business. The Trust knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Target Fund’s business or the Trust’s ability to consummate the transactions contemplated herein on the Target Fund’s behalf.

(vii)         The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Schedules of Investments (indicating their fair value) of each Fund for each of the Fund’s fiscal periods or years ended March 31, 2021, 2022 and 2023 have been audited by Tait, Weller & Baker LLP, an independent registered public accounting firm, and are in accordance with GAAP, consistently applied, and such statements fairly reflect the financial condition of the Fund as of such dates, and there are no known contingent liabilities of the Fund as of such dates not disclosed therein. Since March 31, 2023, there has not been any material adverse change in a Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the Fund’s Statement of Assets and Liabilities for the fiscal year ended March 31, 2023 referred to in the immediately preceding sentence.

(viii)        All federal and other tax returns and reports of each Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the knowledge of the Trust no such return is currently under audit and no assessment or deficiency has been asserted with respect to such returns. Each Fund (1) is in compliance in all material respects with all applicable regulations pertaining to (I) the reporting of dividends and other distributions on and redemptions of its shares, (II) withholding in respect thereof, and (III) shareholder basis reporting, (2) has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (3) is not liable for any material penalties that could be imposed thereunder.

(ix)           The Trust’s adoption and performance of this Plan on each Fund’s behalf has been duly authorized by all necessary action on the part of the Trust’s Trustees, and this Plan will constitute the valid and legally binding obligation of the Trust, on behalf of each Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

(x)            The Registration Statement on Form N-14 and the Prospectus/Proxy Statement contained therein, as amended or supplemented (the “Registration Statement”), as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, conforms in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and do not and will not include, as it relates to the Trust and each Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

(xi)           No action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Plan or the transactions contemplated herein.

(xii)          All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the SEC and of state Blue Sky and securities authorities) deemed necessary by the officers of the Trust to permit consummation, in all material respects, of the transactions contemplated hereby have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets of either Fund.

(c)           The Trust’s obligation to implement this Plan on the Target Fund’s behalf shall be subject to satisfaction of the following conditions at and continuing through the Closing:

(i)             All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date, including the Acquiring Fund Shares to be issued pursuant to Section 1(a), will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

(ii)            No consideration other than the Acquiring Fund Shares (and the Acquiring Fund’s assumption of the Target Fund’s stated liabilities) will be issued in exchange for the Target Fund’s Assets in the Reorganization.

(iii)           The Acquiring Fund does not directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of the Target Fund.

(iv)          The Registration Statement shall have become effective under the Securities Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the Trust, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act.

(d)          The Trust’s obligation to implement this Plan on the Acquiring Fund’s behalf shall be subject to satisfaction of the following conditions at and continuing through the Closing:

(i)             The Target Fund is not acquiring the Acquiring Fund Shares to be issued hereunder for the purpose of making any distribution thereof, other than in accordance with the terms of this Plan.

(ii)            The Target Fund has no material contracts or other commitments that will be terminated with liability to the Target Fund on or prior to the Closing Date.

(iii)           For each taxable year of its operation (including the taxable year ending on the Closing Date), the Target Fund has met the requirements of subchapter M of the Code for qualification and treatment as a regulated investment company.

(iv)          On the Closing Date, the Target Fund will have good and marketable title to the Assets and full right, power and authority to sell, assign, transfer and deliver the Assets to be transferred by it hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act.

(v)           The Target Fund shall have declared and paid a dividend or dividends which, together with all previous dividends, shall have the effect of distributing to Target Fund shareholders all of the Target Fund’s investment company taxable income (within the meaning of section 852(b)(2) of the Code) for all taxable years or periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid); the excess of its interest income excludable from gross income under section 103(a) of the Code over its disallowed deductions under sections 265 and 171(a)(2) of the Code, for all taxable years or periods ending on or prior to the Closing Date; and all of its net capital gain (as defined in section 1222(11) of the Code) realized in all taxable years or periods ending on or prior to the Closing Date (after reduction for any capital loss carryforwards).

(e)          The Trust’s obligation to implement this Plan on each Fund’s behalf shall be subject to satisfaction of the following condition at the Closing:

(i)             The Trust, on behalf of each Fund, has received an opinion of Sullivan & Worcester LLP substantially to the effect that based on the facts, assumptions and conditions stated herein and conditioned on consummation of the Reorganization in accordance with this Plan, and while the matter is not entirely free from doubt, for federal income tax purposes:

(A)            The transfer of all of the Target Fund’s Assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Target Fund’s stated liabilities, followed by the distribution by the Target Fund of those Acquiring Fund Shares pro rata per share class to Target Fund Shareholders in complete liquidation of the Target Fund, as provided in the Plan, will qualify as a “reorganization” within the meaning of section 368(a) of the Code and each of the Target Fund and the Acquiring Fund will be “a party to a reorganization” within the meaning of section 368(b) of the Code;

(B)            No gain or loss will be recognized by the Acquiring Fund upon the receipt of the Target Fund’s Assets in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Target Fund’s stated liabilities pursuant to the Reorganization;

(C)            No gain or loss will be recognized by the Target Fund upon the transfer of the Target Fund’s Assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Target Fund’s stated liabilities or upon the distribution of those Acquiring Fund Shares to Target Fund Shareholders in exchange (whether actual or constructive) for their shares of the Target Fund in liquidation of the Target Fund pursuant to the Reorganization;

(D)            No gain or loss will be recognized by Target Fund Shareholders upon the exchange of their Target Fund Shares for the Acquiring Fund Shares pursuant to the Reorganization;

(E)             The aggregate tax basis for the Acquiring Fund Shares received by each Target Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Target Fund shares held by such Target Fund Shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Shares received by each Target Fund Shareholder will include the period during which the Target Fund Shares exchanged therefor were held by such Target Fund Shareholder, provided the Target Fund Shares were held as capital assets on the date of the Reorganization; and

(F)             The tax basis of each Target Fund Asset acquired by the Acquiring Fund will be the same as the tax basis of such Asset to the Target Fund immediately prior to the Reorganization, and the holding period of each Asset of the Target Fund in the hands of the Acquiring Fund will include the period during which that Asset was held by the Target Fund, except where the Acquiring Fund’s investment activities have the effect of reducing or eliminating a Target Fund Asset’s holding period.

(ii)           No opinion provided pursuant to Section 4(e)(i) will be expressed as to the effect of the Reorganization on (A) the Target Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (B) any Target Fund Shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

(iii)           Notwithstanding anything in this Plan to the contrary, none of the Trust, Trustees or the officers of the Trust may waive the condition set forth in this Section 4(e).

5.             Termination and Amendment of Plan; Waiver

(a)          This Plan and the transactions contemplated herein may be terminated and abandoned by resolution of the Trustees at any time prior to the Closing Date if in the opinion of the Trustees, circumstances have or are reasonably likely to develop that make proceeding with the Reorganization inadvisable.

(b)          If this Plan is terminated and the transactions contemplated hereby are abandoned pursuant to the provisions of Section 5(a), this Plan shall become void and have no effect, without any liability on the part of the Target Fund, the Acquiring Fund, the Trustees or officers of the Trust, PTA, or the shareholders of the Target Fund or the Acquiring Fund, as the case may be, in respect of this Plan.

(c)          The Trustees may amend, modify or supplement this Plan, or waive any term or condition, in any manner at any time prior to the Closing Date, except as may be expressly provided herein.

6.             Expenses of the Reorganization

(a)          All direct expenses relating to the proposed Reorganization (collectively, “Expenses”) attributable to either the Target Fund or the Acquiring Fund shall be allocated solely to such Fund. Expenses that are attributable to both the Target Fund and the Acquiring Fund, primarily legal and accounting fees and expenses, shall be allocated between the Funds in a manner determined fair and reasonable by the Manager.

(b)          Notwithstanding the foregoing, the party directly incurring an Expense will pay such Expense if and to the extent that the payment by the other party of such Expense would result in the disqualification of the Acquiring Fund or the Target Fund, as the case may be, as a “regulated investment company” within the meaning of section 851 of the Code.

7.	Liability of the Trust

The Trust acknowledges that (a) all obligations of the Trust under this Plan are binding only with respect to the Trust, the Target Fund and the Acquiring Fund, (b) any liability of the Trust under this Plan with respect to the Acquiring Fund, or in connection with the transactions contemplated herein with respect to the Acquiring Fund, shall be discharged only out of the assets of the Acquiring Fund, (c) any liability of the Trust under this Plan with respect to the Target Fund, or in connection with the transactions contemplated herein with respect to the Target Fund, shall be discharged only out of the assets of the Target Fund, and (d) no other series of the Trust shall be liable with respect to this Plan or in connection with the transactions contemplated herein, and that neither the Trust, nor the Target Fund nor the Acquiring Fund shall seek satisfaction of any such obligation or liability from the shareholders of any other series of the Trust, or from the trustees, officers, employees or agents of the Trust.

8.	Miscellaneous

(a)          This Plan shall be governed and construed in accordance with the internal laws of the Commonwealth of Massachusetts.

(b)          This Plan shall bind and inure to the benefit of the Trust and its successors and assigns. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the Trust and its successors and assigns, any rights or remedies under or by reason of this Plan.

(c)          The obligations of the Trust hereunder shall not be binding upon any of the Trustees or officers of the Trust, PTA, or shareholders, nominees, agents, or employees of the Target Fund or the Acquiring Fund personally, but shall bind only the property of the Target Fund or the Acquiring Fund, as the case may be, as provided in the Declaration of Trust, copies of which are on file at the Trust’s principal offices and at the office of the Secretary of the Commonwealth of Massachusetts. Any execution or delivery of this Plan or any agreement in connection with or contemplated under this Plan by such Trustees or officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but it shall bind only the property of the Target Fund or the Acquiring Fund, as the case may be.

Pear Tree Funds

55 Old Bedford Road

Lincoln, MA 01773

SCAN TO VIEW MATERIALS & VOTE

To vote by Internet
1.	Read the Prospectus/Proxy Statement and have the proxy card below at hand.
2.	Go to the website www.proxyvote.com or scan the QR Barcode above
3.	Follow the instructions provided on the website

To vote by Telephone
1.	Read the Prospectus/Proxy Statement and have the proxy card below at hand.
2.	Call 1-800-690-6903
3.	Follow the instructions.

To vote by Mail
1.	Read the Prospectus/Proxy Statement.
2.	Check the appropriate box on the proxy card below.
3.	Sign and date the proxy card.
4.	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

THE TRUSTEES RECOMMEND A VOTE FOR PROPOSAL 1.

1.	Approving a Plan of Reorganization providing for the transfer of all assets of Pear Tree Axiom Emerging Markets World Equity Fund to Pear Tree Polaris International Opportunities Fund in exchange for the assumption by Pear Tree Polaris International Opportunities Fund of all stated liabilities of Pear Tree Axiom Emerging Markets World Equity Fund, the issuance and delivery of shares of beneficial interest of Pear Tree Polaris International Opportunities Fund, and the distribution of these shares to the shareholders of Pear Tree Axiom Emerging Markets World Equity Fund in complete liquidation of Pear Tree Axiom Emerging Markets World Equity Fund.	For ☐	Against ☐	Abstain ☐

Please be sure to sign and date below:

Sign your name exactly as it appears on this card. If you own shares jointly, each owner should sign. When signing as executor, administrator, attorney, trustee, guardian, or as custodian for a minor, please give your full title as such. If you are signing for a corporation, please sign the full corporate name and indicate the signer’s office. If you are a partner, sign in the partnership’s name.

Signature [PEASE SIGN WITHIN THE BOX]	Date

Signature [Joint Owner]	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to be

Held on October 17, 2023

The proxy statement for this meeting is available at:

www.proxyvote.com

PEAR TREE AXIOM EMERGING MARKETS WORLD EQUITY FUND

By signing on the reverse side, you, as a shareholder of Pear Tree Axiom Emerging Markets World Equity Fund, a series of Pear Tree Funds, appoint Willard L. Umphrey and Leon Okurowski, and each of them separately, with power of substitution to each, to be your proxies. You are empowering them to vote all of your Pear Tree Axiom Emerging Markets World Equity Fund shares on your behalf at the meeting of shareholders of Pear Tree Axiom Emerging Markets World Equity Fund. The meeting will take place on October 17, 2023 at 11:00 a.m., Eastern Time, at 55 Old Bedford Road, Suite 202, Lincoln, Massachusetts 01773, and may be adjourned to later times or dates. Your vote is being solicited on behalf of the Trustees. When you complete and sign this proxy card, the shares will be voted on your behalf exactly as you have indicated on the reveres side of this card. If you simply sign this proxy card, and do not vote on the proposal, the shares will be automatically voted as the Trustees recommend. The proxies are also authorized to vote at their discretion on any other matter that arises at the meeting or any adjournment or postponement of the meeting.

This proxy is solicited on behalf of the Trustees, and the proposal for the Fund (set forth on the reverse side of this proxy card) has been approved by the Trustees and recommended for approval by shareholders.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of International Opportunities Fund. However, the Trust’s Second Amended and Restated Declaration of Trust (the “Declaration of Trust”) disclaims shareholder liability for acts or obligations of the Pear Tree Funds and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by Pear Tree Funds or its Trustees. The Declaration of Trust further provides for indemnification out of property of a series of the Trust for all loss and expense of any shareholder of such series held personally liable for the obligations of the series of the Trust. Thus, the risk of a shareholder of International Opportunities Fund incurring financial loss on account of shareholder liability is limited to circumstances in which International Opportunities Fund would be unable to meet its obligations. The likelihood of such circumstances is remote. The shareholders of Emerging Markets World Equity Fund are currently subject to this same risk of shareholder liability.

Pear Tree Funds
Combined Prospectus/Proxy Statement

September 15, 2023

66

Postponement and Adjournment. To the extent permitted by the Declaration of Trust and Amended and Restated Bylaws of the Trust, as amended., any meeting of shareholders may be postponed or cancelled by the Trustees upon public notice prior to the time scheduled for the meeting.

In addition to any ability that the persons named as proxy may have to propose and/or vote on an adjournment of any meeting of shareholders as described below, to the extent permitted by the Declaration of Trust and bylaws, any meeting of shareholders may, by action of the chair of the meeting, be adjourned from time to time without notice (other than announcement at the meeting at which the adjournment is taken) with respect to one or more matters to be considered at the meeting to a designated date (which may be more than 120 days after the date initially set for the meeting), time, and place, whether or not a quorum is present with respect to a matter. Upon motion of the chair of the meeting, the question of adjournment may (but need not) be submitted to a vote of the shareholders, and in that case, any adjournment with respect to one or more matters must be approved by the vote of holders of a majority of the shares present and entitled to vote with respect to the matter or matters to be adjourned and, if approved, the adjournment shall take place without further notice (other than announcement at the meeting at which the adjournment is taken). If the quorum required for the Meeting has not been met, the persons named as proxies intend to propose adjournment of the meeting and to vote all shares that they are entitled to vote in favor of adjournment. If the quorum required for the Meeting has been met, but sufficient votes in accordance with the Trustees’ recommendation are not received by the time scheduled for the meeting, the persons named as proxies may also propose adjournment of the meeting in order to permit solicitation of additional proxies. The persons named as proxies will vote in favor of adjournment those proxies that they are entitled to vote in accordance with the Trustees’ recommendation. They will vote against adjournment those proxies required to be voted contrary to the Trustees’ recommendation. Unless a proxy is otherwise limited in this regard, any shares present and entitled to vote at a meeting, including shares that are represented by broker non-votes, may, at the discretion of the proxies named therein, be voted in favor of such an adjournment. Adjournments of the Meeting may be proposed for a reasonable period or periods to permit further solicitation of proxies. Due to the expense limitation referenced above, Pear Tree Advisors will bear the costs of any additional solicitation and of any adjourned session.

Pear Tree Funds
Combined Prospectus/Proxy Statement

September 15, 2023

67

Pear Tree Polaris International Opportunities Fund

A Series of Pear Tree Funds

N-14

Part B

Statement of Additional Information

September 15, 2023

This Statement of Additional Information (“Merger SAI”) contains additional information to that included in the Prospectus/Proxy Statement of Pear Tree Polaris International Opportunities Fund dated September 15, 2023 (the “Prospectus/Proxy Statement”) relating to the sale of all or substantially all of the assets of Pear Tree Axiom Emerging Markets World Equity Fund to Pear Tree Polaris International Opportunities Fund. An unaudited narrative description of the pro forma effects of the reorganization of Pear Tree Axiom Emerging Markets World Equity Fund to Pear Tree Polaris International Opportunities Fund for the twelve-month period ended March 31, 2023 is included in this SAI. The Pear Tree Funds’ Statement of Additional Information dated August 1, 2023, as supplemented, is attached to this Merger SAI as an Appendix. This Merger SAI is not a prospectus and is authorized for distribution only when it accompanies or follows delivery of the Prospectus/Proxy Statement. This SAI should be read in conjunction with the Prospectus/Proxy Statement. Investors may obtain a free copy of the Prospectus/Proxy Statement by writing Pear Tree Funds, Attention: Transfer Agent, 55 Old Bedford Road, Suite 202, Lincoln, Massachusetts 01773, or by calling 1-800-326-2151.

ADDITIONAL INFORMATION ABOUT THE TARGET FUND AND THE ACQUIRING FUND

The Statement of Additional Information of Pear Tree Funds dated August 1, 2023, as supplemented (the “SAI”), which has been filed with the Securities and Exchange Commission, is included as the Appendix to this Merger SAI. The information regarding each of Pear Tree Polaris International Opportunities Fund (“International Opportunities Fund”) and Pear Tree Axiom Emerging Markets World Equity Fund (“Emerging Markets Fund”) contained in the SAI is hereby incorporated by reference into this Merger SAI.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker, LLP, 50 S 16th Street, Philadelphia, Pennsylvania 19102, is International Opportunities Fund’s and Emerging Markets Fund’s independent registered public accounting firm providing audit services, tax return review and other tax consulting services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. The following documents are incorporated by reference into this SAI: (i) Report of Independent Registered Public Accounting Firm, financial highlights and financial statements included in International Opportunities Fund’s Annual Report to shareholders for the fiscal year ended March 31, 2023, and (ii) Report of Independent Registered Public Accounting Firm, financial highlights and financial statements included in Emerging Markets Fund’s Annual Report to shareholders for the fiscal year ended March 31, 2023. The audited financial statements for International Opportunities Fund and Emerging Markets Fund Fund incorporated by reference into the Prospectus/Proxy Statement and SAI have been so included and incorporated in reliance upon the reports of the independent registered public accounting firm, given on their authority as experts in auditing and accounting.

PRO FORMA FINANCIAL INFORMATION

Pear Tree Polaris International Opportunities Fund

And

Pear Tree Axiom Emerging Markets World Equity Fund

Pear Tree Polaris International Opportunities Fund (“International Opportunities Fund”) and Pear Tree Axiom Emerging Markets World Equity Fund (“Emerging Markets Fund”) are open-end management investment companies registered under the Investment Company Act of 1940, as amended. Both funds are series of Pear Tree Funds, a Delaware business trust, and are managed by Pear Tree Advisors, Inc. (the “Manager”).

The unaudited proforma information provided herein should be read in conjunction with the separate financial statements of International Opportunities Fund and Emerging Markets Fund incorporated by reference in this statement of additional information. The Funds follow generally accepted accounting principles (GAAP) in the United States of America applicable to management investment companies, which are disclosed in the separate financial statements of each fund.

1. Narrative Description of the Pro Forma Effects of the Reorganization

The unaudited proforma information set forth below for the twelve months ended March 31, 2023 is intended to present ratios and supplemental data for International Opportunities Fund (the accounting survivor) as if the combination with Emerging Markets Fund (the “Reorganization”) had been consummated on March 31, 2023.

International Opportunities Fund and Emerging Markets Fund each offers three classes of shares: Ordinary Shares, Institutional Shares, and R6 Shares. The Reorganization provides for the proposed exchange of assets of each class of shares of Emerging Markets Fund for Ordinary Shares, Institutional Shares, and R6 Shares of International Opportunities Fund. International Opportunities Fund will be the surviving entity for accounting purposes with its results of operations being carried forward.

As of March 31, 2023 the net assets of Emerging Markets Fund and International Opportunities Fund were $70,064,274 and $28,056,624, respectively. Assuming the two funds merged on March 31, 2023 the net assets of the combined fund would have been $98,120,898, which does not reflect any merger related costs due to each fund being over their respective expense limits at March 31, 2023. The net asset value per share after the reorganization assumes the issuance, by International Opportunities Fund, of the following shares for the respective Emerging Markets Fund class net assets at March 31, 2023:

	Shares Issued	Emerging Markets Fund
Ordinary Shares	5,496,320	64,176,941
Institutional Shares	434,682	5,132,392
R6 Shares	63,979	754,941

Assuming the reorganization had occurred at the beginning of the twelve-month period ended March 31, 2023, the proposed reorganization would have resulted in a net decrease of $48,412 in total fund expenses. This is due to an increase in management fees of $14,922 and a decrease in other expenses of $63,334 as well as a lower total fund expense cap on the surviving fund.

The significant accounting policies, including valuation policies, of International Opportunities Fund and Emerging Markets Fund are substantially identical and are not expected to change as a result of the merger.

Security Valuation

Portfolio securities and other investments are valued using policies and procedures adopted by the Trustees. The Trustees have delegated responsibility for valuing International Opportunities Fund’s assets in accordance with these procedures to the Manager. The Manager has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of International Opportunities Fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security .

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified Level 1 or Level 2 securities are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange for regular trading and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that the Manager does not believe accurately reflects the security's fair value, the security will be valued at fair value by the Manager in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

2. Merger costs

The costs associated with the proposed merger are estimated to be $258,600. These costs represent legal and accounting expenses, portfolio transfer taxes (if any), the costs of printing and mailing this prospectus/proxy statement, and other similar expenses incurred in connection with the consummation of the proposed merger and related transactions contemplated by the Plan of Reorganization. Each fund will assume its own fees and expenses, with joint fees primarily legal and accounting expenses, being allocated between the two funds based on the Manager’s determination of what is fair and reasonable. Thus, an estimated $75,354 will be borne and paid by International Opportunities Fund and an estimated $183,246 will be borne and paid by Emerging Markets Fund.

3. Tax implications

It is the policy of each fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended, (the “Code”) applicable to regulated investment companies. As of March 31, 2023, International Opportunities Fund had $1,072,392 of loss carryovers available, to the extent allowed by the Code, to offset future net capital gain. As of March 31, 2023, Emerging Markets Fund had $38,096,286 of loss carryovers available, to the extent allowed by the Code, to offset future net capital gain.

The merger is expected to be a tax-free reorganization for federal income tax purposes.

4. Portfolio Realignment

If shareholders approve the proposed merger, Emerging Markets Fund expects to sell a substantial portion of its portfolio holdings before the merger. These sales are intended to conform Emerging Markets Fund’s investment portfolio to International Opportunities Fund’s investment strategy. No material amount of these sales is expected to be a result of the application of International Opportunities Fund’s fundamental investment restrictions to Emerging Markets Fund’s investment portfolio. As of September 1, 2023, the Manager anticipates that Emerging Markets Fund will dispose of approximately 96.4% percent of its portfolio holdings prior to the merger; however, this is an estimate and the fund’s actual portfolio realignment may differ from the aforementioned amount. Any disposition of portfolio holdings will result in brokerage commissions and other transaction costs, and it may result in the realization of capital gains that will be distributed to shareholders as taxable distributions after reduction by any available capital losses. If sales take place before the date of the proposed merger, any net capital gains recognized in these sales will be distributed to Emerging Markets Fund shareholders as capital gain dividends (to the extent of net realized long-term capital gains over net-realized short-term capital losses) and/or ordinary dividends (to the extent of net realized short-term capital gains over net realized long-term capital losses) during or with respect to the year of sale. Emerging Markets Fund, after taking into account realized gains and losses from the anticipated portfolio dispositioning, is expected to have net capital losses with respect to the taxable year during which such portfolio dispositions take place. As a result, the Manager does not currently anticipate that the fund’s portfolio dispositions will result in increased taxable distributions to shareholders prior to the merger. However, the effects of any disposition of portfolio holdings will depend on the facts and circumstances at the time of the disposition. It is possible that dispositions of portfolio holdings could result in the realization of capital gains that would be distributed to shareholders of Emerging Markets Fund as taxable distributions, unless the shares are held through a qualified retirement plan or other tax-advantaged arrangement. If the sales from Emerging Markets Fund had occurred on August 31, 2023, the Manager estimates that the fund would have paid $62,347 (0.09% of total fund assets) in brokerage fees. The actual brokerage commissions paid by Emerging Markets Fund in connection with the merger may be higher or lower than this estimate. If any sales take place after the date of the proposed merger, any net capital gains recognized in these sales will be distributed to shareholders of the combined fund and will likewise be taxable to shareholders, unless the shares are held through a qualified retirement plan or other tax-advantaged arrangement.

5. Supplemental Financial Information

The Reorganization will not result in a material change to Emerging Market Fund’s investment portfolio as a result of the application of International Opportunities Fund’s fundamental investment restrictions to Emerging Market Fund’s investment portfolio. As a result, a schedule of investments of Emerging Market Fund modified to show the effects of such change is not required and thus, is not included.

There are no material differences in the accounting policies of Emerging Market Fund and International Opportunities Fund.

6. Accounting Survivor

International Opportunities Fund will be the accounting survivor.

APPENDIX

STATEMENT OF ADDITIONAL INFORMATION
	Ordinary Shares	Institutional Shares	R6 Shares
U.S. EQUITY FUNDS
Pear Tree Polaris Small Cap Fund	USBNX	QBNAX	QBNRX
Pear Tree Quality Fund	USBOX	QGIAX	QGIRX
GLOBAL FUNDS
Pear Tree Essex Environmental Opportunities Fund	EEOFX	GEOSX	GEORX
INTERNATIONAL EQUITY FUNDS
Pear Tree Axiom Emerging Markets World Equity Fund	QFFOX	QEMAX	QFFRX
Pear Tree Polaris Foreign Value Fund	QFVOX	QFVIX	QFVRX
Pear Tree Polaris Foreign Value Small Cap Fund	QUSOX	QUSIX	QUSRX
Pear Tree Polaris International Opportunities Fund	QISOX	QISIX	QISRX
August 1, 2023
This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the Prospectus dated August 1, 2023, for the Ordinary Shares, Institutional Shares and R6 Shares of the separate series identified above (collectively, the “Pear Tree Funds” and individually, a “Pear Tree Fund”) of the Pear Tree Funds (the “Trust”), as amended and supplement from time to time (the “Prospectus”). The Pear Tree Funds’ financial statements for the fiscal year ended March 31, 2023, and report of the independent registered public accounting firm in the Pear Tree Funds’ Annual Report are incorporated herein by reference. A copy of the Prospectus, SAI, and the Pear Tree Funds’ most recent annual and semi-annual reports may be obtained free of charge by calling 1-800-326-2151, by written request to the Pear Tree Funds at 55 Old Bedford Road, Suite 202, Lincoln, Massachusetts 01773 or from our website at: www.peartreefunds.com.

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FUND HISTORY
The Trust was established in 1983 as a business trust under Massachusetts law. A copy of the Second Amended and Restated Declaration of Trust dated May 25, 2011, as amended, is on file with the Secretary of the Commonwealth of the Commonwealth of Massachusetts. The Trust was originally called “The Quantitative Group of Funds” and it did business under the name “Quant Funds.”
Each Pear Tree Fund identified on the cover page of this SAI is a series of the Trust.
The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company.
Pear Tree Advisors, Inc. (the “Manager”) serves as the investment manager to each Pear Tree Fund, and for each Pear Tree Fund, there is an investment sub-adviser (each, a “Sub-Adviser”).
For purposes of this SAI, each Pear Tree Fund is referred to as follows:
•
Pear Tree Polaris Small Cap Fund “Small Cap Fund” (formerly Pear Tree Columbia Small Cap Fund)
•
Pear Tree Quality Fund “Quality Fund”
•
Pear Tree Essex Environmental Opportunities Fund “Environmental Opportunities Fund”
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Pear Tree Axiom Emerging Markets World Equity Fund “Emerging Markets Fund”  (formerly Pear Tree PanAgora Emerging Markets Fund)
•
Pear Tree Polaris Foreign Value Fund “Foreign Value Fund”
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Pear Tree Polaris Foreign Value Small Cap Fund “Foreign Value Small Cap Fund”
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Pear Tree Polaris International Opportunities Fund “International Opportunities Fund”  (formerly Pear Tree PNC International Small Cap Fund)
Otherwise, terms capitalized in this SAI but not defined herein have the same meanings as in the Prospectus.
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INVESTMENT POLICIES, RISKS AND RESTRICTIONS
The Prospectus presents the investment objective and the principal investment strategies and risks of each Pear Tree Fund. This section supplements the disclosure in the Prospectus and provides additional information on the Pear Tree Funds’ investment policies or restrictions. Restrictions or policies stated as a maximum percentage of the Pear Tree Fund’s assets are only applied immediately after a portfolio investment to which the policy or restriction is applicable. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances (e.g., temporary borrowing of money), will not be considered in determining whether the investment complies with the Pear Tree Fund’s restrictions and policies. There is no assurance that the Pear Tree Funds’ objectives will be achieved.
Each Pear Tree Fund may invest in any of the following financial instruments unless otherwise provided in the Prospectus or below.
(a)
Securities and Other Instruments, Other Than Derivatives

Equity Securities
Each Pear Tree Fund may invest in common and preferred equity securities publicly traded in the United States or in foreign countries in developed or emerging markets. A Pear Tree Fund’s equity securities may be traded on foreign exchanges in foreign currencies and may be held at banks, brokers and other financial institutions outside the U.S. Certain emerging markets are closed in whole or part to the direct purchase of equity securities by foreigners. In these markets, the Pear Tree Fund may be able to invest in equity securities solely or primarily through foreign government authorized pooled investment vehicles.
Fixed Income Securities
Each Pear Tree Fund may invest in fixed income securities of any maturity. Fixed income securities are subject to the risk of an issuer’s inability to meet principal or interest payments on its obligations. Factors which could contribute to a decline in the market value of debt securities in the Pear Tree Fund’s portfolio include rising interest rates or a reduction in the perceived creditworthiness of the issuer of the securities. A fixed income security is considered investment grade if it is rated in one of the top four categories by a nationally recognized statistical rating organization or determined to be of equivalent quality by the Pear Tree Fund’s Sub-Adviser.
Fixed income securities rated below investment grade are commonly referred to as “high-yield bonds” and are considered speculative. Below investment grade fixed income securities involve greater risk of loss, are subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher grade fixed income securities.
No Pear Tree Fund may invest more than 10 percent of its net assets in fixed income securities, including convertible debt securities, rated below investment grade or in unrated securities of comparable quality. The following are certain risks associated with investments in fixed income securities. These risks apply to any Pear Tree Fund that invests in fixed income securities.
•
Interest Rate Risk - the risk that rates will rise causing the value of the instrument to fall, credit risk, that is, the risk that an issuer, guarantor or liquidity provider of an instrument held by the fund will fail to make scheduled interest or principal payments, which may reduce the Pear Tree Fund’s income and the market value of, the instrument.
•
Credit Risk - The risk that the issuer of the fixed income security, and if guaranteed, the guarantor of the security, will default on its obligation to pay principal, interest or both. Generally, lower rated securities have a higher likelihood of defaulting than a higher rated security.
•
Prepayment Risk (when repayment of principal occurs before scheduled maturity) and Extension Risk (when rates of repayment of principal are slower than expected) — the risk that the holder may have to invest repayment proceeds in, or continue to hold, lower yielding securities, as the case may be.
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•
Liquidity Risk - the risk that the Pear Tree Fund may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all, because of a lack of demand in the market for such securities, or a liquidity provider defaults on its obligation to purchase the securities when properly tendered by the holder.
U.S. Government Obligations
The types of U.S. Government obligations in which each Pear Tree Fund may at times invest include: (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance; and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export — Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, and Federal National Mortgage Association). No assurance can be given that in the future the U.S. Government will provide financial support to such U.S. Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. Each Pear Tree Fund may purchase U.S. Government obligations on a forward commitment basis.
Convertible Securities
Each Pear Tree Fund may hold convertible securities of foreign or domestic issuers. A convertible security is a fixed-income security which may be converted into the issuer’s common or preferred stock at a stated price within a specified period of time. Convertible securities are senior to common stocks in a corporation’s capital structure but are usually subordinated to similar nonconvertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security’s underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.
Repurchase Agreements
Each Pear Tree Fund may enter into repurchase agreements with banks and other financial institutions, such as broker-dealers. Under a repurchase agreement, a Pear Tree Fund purchases securities from a financial institution that agrees to repurchase the securities at the original purchase price plus interest within a specified time. In substance, a repurchase agreement is a cash loan with securities as collateral and the higher repurchase price reflecting the borrowing costs of the counterparty. The securities purchased by the Pear Tree Fund have a total value in excess of the purchase price paid by the Pear Tree Fund and are held by the Pear Tree Fund's custodian bank or another Trustees-approved custodian bank until repurchased. Repurchase agreements assist the Pear Tree Fund in being invested fully while retaining “overnight” flexibility in pursuit of investments of a longer-term nature.
Repurchase transactions are limited to those member banks of the Federal Reserve System and broker-dealers whose creditworthiness the Sub-Adviser to the transacting Pear Tree Fund continually monitors and considers satisfactory. If the other party or “seller” defaults, the Pear Tree Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Pear Tree Fund are less than the repurchase price and the Pear Tree Fund’s cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of a bankruptcy of the seller, the Pear Tree Fund could suffer additional losses if a court determines that the Pear Tree Fund’s interest in the collateral is not enforceable. In evaluating whether to enter into a repurchase agreement, the Sub-Adviser will carefully consider the creditworthiness of the seller. Distributions of the income from repurchase agreements will be taxable to a Pear Tree Fund’s shareholders.
No more than 5 percent of the value of a Pear Tree Fund’s total assets will be invested in repurchase agreements that have a maturity longer than seven (7) days. Investments in repurchase agreements which have a longer maturity are not considered to be readily marketable (see “— Illiquid Securities,” below). In addition, a Pear Tree Fund will not enter into repurchase agreements with a securities dealer if such transactions constitute the purchase of an interest in such dealer under the 1940 Act.
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Reverse Repurchase Agreements
Each Pear Tree Fund may enter reverse repurchase agreements, however, because of the risks associated with that type of agreement, generally will do so only in limited situations and then only with respect to portfolio securities in accordance with its investment restrictions. Under a reverse repurchase agreement, a Pear Tree Fund transfers possession of portfolio securities, that is, sells them, to a financial institution in return for cash in an amount equal to a percentage of the portfolio securities’ market value (reflecting an amount that is usually more than the amount of cash received) and agrees to repurchase the securities at a future date by repurchasing them for an amount that is more than the original sale price. The Pear Tree Fund retains the right to receive interest and principal payments from the securities while they are in the possession of the financial institutions.
Reverse repurchase agreements involve the risk that the market value of securities sold by the Pear Tree Fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements may be used as a means of borrowing, which can be for, among other things, temporarily for extraordinary or emergency purposes or to facilitate redemptions and are not used to leverage the Pear Tree Fund. If the other party or “seller” defaults, a Pear Tree Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Pear Tree Fund are less than the repurchase price and the Pear Tree Fund’s cost associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, a Pear Tree Fund could suffer additional losses if a court determines that the Pear Tree Fund’s interest in the collateral is not enforceable.
Investments in Other Collective Investment Funds
Each Pear Tree Fund may invest in shares of other collective investment funds, including open-end mutual funds, closed-end funds, and exchange-traded funds (“ETFs”), as well as business development companies (“BDCs”), that invest principally in securities, as well as in ETFs that invest principally in commodities. A Pear Tree Fund may purchase the securities of another collective investment fund to temporarily gain exposure to a portion of the market while awaiting purchase of securities or as an efficient means of gaining exposure to a particular asset class. A Pear Tree Fund may also purchase shares of another collective investment fund to gain exposure to the securities or commodities in the collective investment fund’s portfolio at times when the Pear Tree Fund may not be able to buy those securities or commodities directly. Any investment by a Pear Tree Fund in another collective investment fund would be consistent with the Pear Tree Fund’s objective and investment program.
The risks of owning another collective investment fund are generally similar to the risks of investing directly in the securities or commodities in which that collective investment fund invests. However, a collective investment fund may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the acquiring Pear Tree Fund’s performance.
In addition, because some closed-end funds and all ETFs trade on a secondary market, their shares may trade at a premium or discount to the actual net asset value of their portfolio securities and their shares may have greater volatility because of the potential lack of liquidity.
As a shareholder of a collective investment fund, a Pear Tree Fund must pay its pro-rata share of that collective investment fund’s fees and expenses. A Pear Tree Fund’s investments in other collective investment funds that invest principally in securities may be subject to limits that apply under the 1940 Act.
Exchange Traded Notes
Consistent with its ability to invest in fixed income securities and to enter into derivatives contracts, Emerging Markets Fund may invest in exchange traded notes (“ETNs”). ETNs are unsecured, unsubordinated debt securities typically issued by a bank or an underwriting financial institution, which are designed to track the performance of a market index and may provide exposure to the returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. ETNs combine certain aspects of bonds and ETFs. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be redeemed at any time or can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the specific index that the ETN is designed to track minus certain fees. Unlike fixed income bonds, ETNs do not make periodic interest payments, and the principal investment is not protected.
ETNs are subject to credit risk, including the risk that the issuer of the ETN may default on its obligations. The value of an ETN may vary and may be influenced by, among other things, the time to maturity, level of supply and demand for the
SAI - 5

ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the particular index. When Emerging Markets Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. Additionally, the issuer may impose restrictions on the Pear Tree Fund’s right to redeem its investment in an ETN.
Real Estate Investment Trusts
Each Pear Tree Fund may invest in Real Estate Investment Trusts (“REITs”). REITs are companies that invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs generally are not taxed on income distributed to shareholders provided they comply with the applicable income tax rules. In some cases, the Pear Tree Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Pear Tree Fund.
Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.
REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable-rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. REITs may have limited financial resources and may trade less frequently and in a more limited volume than larger company securities.
Section 4(2) Commercial Paper
Each Pear Tree Fund may invest in commercial paper issued in reliance on the so-called “private placement” exemption from registration afforded by Section 4(a)(2) (formerly Section 4(2)) of the Securities Act of 1933, as amended (“Section 4(2) paper”). Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to investors who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity.
Asset-Backed Securities
Each Pear Tree Fund may invest in asset-backed securities. Asset-backed securities represent undivided fractional interests in pools of instruments, such as consumer loans, and are similar in structure to mortgage-related pass-through securities. Payments of principal and interest are passed through to holders of the securities and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by priority to certain of the borrower’s other securities. The degree of credit-enhancement varies, generally applying only until exhausted and covering only a fraction of the security’s par value. The value of asset-backed securities is affected by changes in the market’s perception of the asset backing the security, changes in the creditworthiness of the servicing agent for the instrument pool, the originator of the instruments or the financial institution providing any credit enhancement and the expenditure of any portion of any credit enhancement. The risks of investing in asset-backed securities are ultimately dependent upon payment of the underlying instruments by the obligors, and a Pear Tree Fund would generally have no recourse against the obligee of the instruments in the event of default by an obligor. The underlying instruments are subject to prepayments which shorten the weighted average life of asset-backed securities and
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may lower their return, in the same manner as described below for prepayments of pools of mortgage loans underlying mortgage-backed securities. Use of asset-backed securities will represent less than 5 percent of the Pear Tree Fund’s total assets by issuer.
When-Issued Transactions
Each Pear Tree Fund may invest in when-issued securities. New issues of securities are often offered on a when-issued basis. This means that delivery and payment for the securities normally will take place several days after the date the buyer commits to purchase them. The payment obligation and the interest rate that will be received on securities purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment. A Pear Tree Fund will make commitments to purchase when-issued securities only with the intention of actually acquiring the securities, but may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy.
Securities purchased on a when-issued basis and held by the Pear Tree Fund are subject to changes in market value based upon the public’s perception of changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates, i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, if in order to achieve higher interest income a Pear Tree Fund remains substantially fully invested at the same time that it has purchased securities on a “when-issued” basis, there will be a greater possibility of fluctuation in a Pear Tree Fund’s net asset value.
When payment for when-issued securities is due, a Pear Tree Fund will meet its obligations from then-available cash flow, the sale of other securities or, and although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or less than the Pear Tree Fund’s payment obligation). The sale of securities to meet such obligations carries with it a greater potential for the realization of capital gains, which are subject to federal income taxes.
Investment in Initial Public Offerings
To the extent consistent with its investment objective, each Pear Tree Fund may invest up to 5 percent of its total net assets (at time of purchase) in equity securities being offered in initial public offerings (“IPO”). The market for such securities may be more volatile and entail greater risk of loss than investments in more established companies. Many companies engaged in IPO’s are smaller capitalization companies that present the risks of such companies described in “Principal Risks for the Pear Tree Fund” in the Prospectus. Such risks may include limited operating histories, dependence on a limited number of management personnel, reliance on one or a small number of core businesses, including businesses for which there may not be well developed markets. Newly public companies may also have limited access to additional capital to finance operating needs and/or implementation of strategic plans. At times, investments in IPO’s could represent a significant portion of a Pear Tree Fund’s investment performance. A Pear Tree Fund cannot assure that investments in IPO’s will continue to be available to the Pear Tree Fund or, if available, will result in positive investment performance, particularly during times when the Pear Tree Fund is of smaller size. In addition, as the Pear Tree Fund’s assets increase, the impact of investments in IPO’s on the overall performance of the Pear Tree Fund is likely to decrease.
A Pear Tree Fund may sell stocks purchased in IPO’s shortly after the time of the offering in order to realize a short-term profit. Such sales involve transaction costs and are taxable events that would give rise to short-term capital gains that are taxable at the less favorable rates applicable to ordinary income. Although opportunities may exist to realize a short-term profit on stocks purchased in IPO’s, the Pear Tree Fund may continue to hold such stocks for longer-term investment if the Pear Tree Fund’s Sub-Adviser believes this is appropriate. Holding stocks of newly public companies over the longer-term involves the risk that the prices of such stocks may depreciate substantially from the initial offering price and from higher trading prices that may exist in the markets shortly following the initial offering. In addition to buying stocks directly in an IPO, the Pear Tree Fund may purchase newly public stocks in the secondary market if the Pear Tree Fund’s Sub-Adviser determines that this is an appropriate investment. Purchasing newly public stocks shortly after the offering may involve paying market prices significantly above the initial offering price. Active market activity in newly public stocks may diminish substantially over time creating the risk that such stocks purchased in the secondary market could depreciate substantially in value, including over a relatively short time period.
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Short Sales
Each Pear Tree Fund may sell securities “short against the box.” A short sale involves the Pear Tree Fund borrowing securities from a broker and selling the borrowed securities. The Pear Tree Fund has an obligation to return securities identical to the borrowed securities to the broker. In a short sale against the box, the Pear Tree Fund at all times own an equal amount of the security sold short or securities convertible into or exchangeable for, with or without payment of additional consideration, an equal amount of the security sold short. Each Pear Tree Fund intends to use such short sales against the box to hedge. For example, when a Pear Tree Fund believes that the price of a current portfolio security may decline, the Pear Tree Fund may use a short sale against the box to lock in a sale price for a security rather than selling the security immediately. In such a case, any future losses in the Pear Tree Fund’s long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position.
If a Pear Tree Fund effects such a short sale at a time when it has an unrealized gain on the security, it may be required to recognize that gain as if it had actually sold the security (a “constructive sale”) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Pear Tree Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale provided that certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Pear Tree Fund may make short sales against the box.
Special Situations
Each Pear Tree Fund may make carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities, and other similar vehicles (collectively, “special situations”) which could enhance a Pear Tree Fund’s capital appreciation potential. These investments are generally illiquid and the risks of investing in them vary. See “— Illiquid Securities,” below.
Illiquid Securities
Securities which do not trade on stock exchanges or in the over-the-counter market, or have restrictions on when and how they may be sold, are generally considered to be “illiquid.” An illiquid security is one that a Pear Tree Fund may have difficulty, or may even be legally precluded from, selling within a particular time. A Pear Tree Fund may invest in illiquid securities, including restricted securities and other investments that are not readily marketable. A Pear Tree Fund will not purchase any such security if the purchase would cause the Pear Tree Fund to hold more than 15 percent of its net assets, measured at the time of purchase, in illiquid securities. Repurchase agreements maturing in more than seven (7) days are considered illiquid for purposes of this restriction.
The principal risk of investing in illiquid securities is that the Pear Tree Fund may be unable to dispose of them at the time desired or at a reasonable price. In addition, in order to resell a restricted security, the Pear Tree Fund might have to bear the expense and incur the delays associated with registering the security with the SEC, and otherwise obtaining listing on a securities exchange or in the over-the-counter market.
(b)
Derivatives

Equity Swaps
Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, each Pear Tree Fund will minimize this risk by entering into agreements only with counterparties that the Sub-Adviser to that Pear Tree Fund deems creditworthy. Swap agreements bear the risk that a Pear Tree Fund will not be able to meet its obligation to the counterparty. This risk will be mitigated by investing the portfolio in assets generating cash flows complimentary to the returns it is required to pay. To gain additional market exposure, each Pear Tree Fund may also invest in equity linked notes. These are instruments whose return is determined by the performance of a single equity security, a basket of equity securities, or an equity index. Equity linked notes entail illiquidity and default risk. Due to default risk, each Sub-Adviser uses similar analysis to the equity swap procedure in selecting appropriate counterparties.
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Total Rate of Return Swaps
The Pear Tree Funds may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the Pear Tree Funds than if they had invested directly in an instrument that yielded that desired return.
Interest Rate Swaps and Other Transactions
Each Pear Tree Fund may enter into interest rate swaps, on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities. The Pear Tree Fund will usually enter into interest rate swaps on a net basis, that is, the two payment streams are netted out, with the Pear Tree Fund receiving or paying, as the case may be, only the net amount of the two payments. When a Pear Tree Fund engages in an interest rate swap, it exchanges its obligations to pay or rights to receive interest payments for the obligations or rights to receive interest payments of another party (i.e., an exchange of floating rate payments for fixed rate payments). The Pear Tree Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio or to protect against any increase in the price of securities it anticipates purchasing at a later date.
The Pear Tree Fund will not enter into any interest rate swaps unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into such transaction.
If there is a default by the other party to such a transaction, the Pear Tree Funds will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents using standardized swap documentation. As a result, the swap market has become relatively liquid. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risk different from those associated with ordinary portfolio securities transactions. If the Sub-Adviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Pear Tree Fund will diminish compared to what it would have been if this investment technique was not used. The Pear Tree Fund may only enter into interest rate swaps to hedge its portfolio. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amounts of interest payments that the Pear Tree Fund is contractually obligated to make. If the other party to an interest rate swap defaults, the Pear Tree Fund’s risk of loss consists of the net amount of interest payments that the Pear Tree Fund is contractually entitled to receive. Since interest rate swaps are individually negotiated, the Pear Tree Fund expects to achieve an acceptable degree of correlation between their right to receive interest on their portfolio securities and their right and obligation to receive and pay interest pursuant to interest rate swaps.
Forward Commitments
Each Pear Tree Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”). Forward commitments may be considered securities in themselves. They involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Pear Tree Fund’s other assets. A Pear Tree Fund will generally enter into forward commitments for hedging purposes or with the intention of acquiring securities for its portfolio, the Pear Tree Fund may dispose of a commitment prior to settlement if the Pear Tree Fund’s Sub-Adviser deems it appropriate to do so. A Pear Tree Fund may realize short-term profits or losses upon the sale of forward commitments.
Warrants
Each Pear Tree Fund may invest in warrants purchased as units or attached to securities purchased by the Pear Tree Fund. Warrants provide a Pear Tree Fund with the right to purchase an equity security at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.
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Options
Exchange Traded Options.
Each Pear Tree Fund may write covered call options that are traded on national securities exchanges with respect to stocks in its portfolio (ensuring that the Pear Tree Fund at all times will have in its portfolios the securities which it may be obligated to deliver if the options are exercised). The “writer” of a call option gives to the purchaser of that option the right to buy the underlying security from the writer at the exercise price prior to the expiration date of the call. Call options are generally written for periods of less than six months. A Pear Tree Fund may write covered call options on securities in its portfolios in an attempt to realize a greater current return than would be realized on the securities alone or to provide greater flexibility in disposing of such securities. A Pear Tree Fund may also write call options to partially hedge a possible stock market decline. Covered call options generally would not be written by a Pear Tree Fund except at a time when it is believed that the price of the common stock on which the call is being written will not rise in the near future and the Pear Tree Fund does not desire to sell the common stock for tax or other reasons. The writer of a covered call option receives a premium for undertaking the obligation to sell the underlying security at a fixed price during the option period if the option is exercised. So long as a Pear Tree Fund remains obligated as a writer of covered calls, it foregoes the opportunity to profit from increases in the market prices of the underlying securities above the exercise prices of the options, except insofar as the premiums represent such profits, and retain the risk of loss should the value of the underlying securities decline. A Pear Tree Fund may also enter into “closing purchase transactions” in order to terminate its obligations as a writer of covered call options prior to the expiration of the options. Although limiting writing covered call options to those which are traded on national securities exchanges increases the likelihood of being able to make closing purchase transactions, there is no assurance that the Pear Tree Fund will be able to effect such transactions at any particular time or at an acceptable price. If the Pear Tree Fund was unable to enter into a closing purchase transaction, the principal risks to the Pear Tree Fund would be the loss of any capital appreciation of the underlying security in excess of the exercise price and the inability to sell the underlying security in a down market until the call option was terminated. The writing of covered call options could result in an increase in the portfolio turnover rate of the Pear Tree Fund, especially during periods when market prices of the underlying securities appreciate.
Writing Covered Call Options. The Pear Tree Funds are authorized to write (sell) covered call options on the securities in which they may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a Pear Tree Fund to sell or deliver the option’s underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the Pear Tree Fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the Pear Tree Fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the Pear Tree Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, a Pear Tree Fund’s ability to sell the underlying security will be limited while the option is in effect unless the Pear Tree Fund effects a closing purchase transaction.
Writing Covered Put Options. The Pear Tree Funds are authorized to write (sell) covered put options on their portfolio securities and to enter into closing transactions with respect to such options. When a Pear Tree Fund writes a put option, it takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the Pear Tree Fund assumes the obligation to pay the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it. The Pear Tree Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the Pear Tree Fund has written, however, the Pear Tree Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position. The Pear Tree Funds may write put options as an alternative to purchasing actual securities. If security prices rise, a Pear Tree Fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the Pear Tree Fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the Pear Tree Fund would expect to suffer a loss. This loss should be less than the loss the Pear Tree Fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.
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Purchasing Put Options. The Pear Tree Funds are authorized to purchase put options to hedge against a decline in the market value of their portfolio securities. By buying a put option a Pear Tree Fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the Pear Tree Funds’ risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the Pear Tree Fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Pear Tree Fund’s position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The Pear Tree Funds will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by a Pear Tree Fund would exceed 5% of the market value of its total assets.
Purchasing Call Options. The Pear Tree Funds are also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price (call options on futures contracts are settled by purchasing the underlying futures contract). A Pear Tree Fund will purchase call options only in connection with “closing purchase transactions.” The Pear Tree Funds will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by a Pear Tree Fund would exceed 5% of the market value of its total assets.
Interest Rate and Financial Futures Options. The Pear Tree Funds may invest in interest rate futures contracts, foreign currency futures contracts, and options thereon that are traded on a U.S. or foreign exchange or board of trade. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency or the cash value of an index at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on U.S. exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security or index will result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments and foreign currencies.
Each Pear Tree Fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.
A Pear Tree Fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. A Pear Tree Fund will enter into a futures contract only if the contract is “covered” or if the Pear Tree Funds at all times maintains with the Custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A Pear Tree Fund will write a call or put option on a futures contract only if the option is “covered.”
Restrictions on the Use of Futures Transactions. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5 percent of the contract amount, must be deposited with the broker. This amount is known as “initial margin” and represents a “good faith” deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called “variation margin,” are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as “marking to market.” At
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any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.
Restrictions on OTC Options. Each Pear Tree Fund may engage in "over-the-counter" (OTC) options (including OTC foreign security and currency options and options on foreign security and currency futures if permitted by its investment mandate), only with member banks of the Federal Reserve System and primary dealers in U.S. Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. The Pear Tree Fund will acquire only those OTC options for which the Sub-Adviser believes the Pear Tree Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option). The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Pear Tree Funds have adopted an operating policy pursuant to which they will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (a) the market value of outstanding OTC options held by a Pear Tree Fund; (b) the market value of the underlying securities covered by outstanding OTC call options sold by a Pear Tree Fund; (c) margin deposits on a Pear Tree Fund’s existing OTC options on futures contracts; and (d) the market value of all other assets of a Pear Tree Fund that are illiquid or are not otherwise readily marketable, would exceed 15 percent of its net assets, taken at market value. However, if an OTC option is sold by a Pear Tree Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and a Pear Tree Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Pear Tree Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is “in-the-money” (current market value of the underlying security minus the option’s strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is “in-the-money.”
Risk Factors in Options, Futures and Forward Transactions. The use of options and futures involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of securities which are the subject of the hedge. If the price of the options or futures moves more or less than the price of hedged securities, a Pear Tree Fund will experience a gain or loss which will not be completely offset by movements in the price of the subject of the hedge. The successful use of options and futures also depends on the Sub-Adviser’s ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, a Pear Tree Fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the stock index options or futures contracts. Conversely, a Pear Tree Fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the hedged securities is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which a Pear Tree Fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments’ current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.
Each Pear Tree Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time. The failure of the other party to the transaction to complete the transaction may cause a Pear Tree Fund to miss an advantageous price or yield. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.
The Pear Tree Funds intend to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Sub-Adviser believes the Pear Tree Fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a Pear Tree Fund’s ability to effectively hedge its portfolio. There is also the risk of loss by a Pear Tree Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom a Pear Tree Fund has an open position in an option, a futures contract or related option.
To the extent that the Pear Tree Fund uses futures, options or forward instruments to gain direct exposure to a security or market, the use of such instruments could expose the Pear Tree Fund to the effects of leverage, which could increase the
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Pear Tree Fund’s exposure to the market and magnify potential losses. The exchanges on which options on portfolio securities are traded have generally established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). “Trading limits” are imposed on the maximum number of contracts which any person may trade on a particular trading day.
Certain Regulatory Aspects of Use of Futures and Options on Futures. Pear Tree Funds are operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended (“CEA”), and, therefore, is not subject to registration or regulation as a pool operator under the CEA.
Valuation of Derivatives. For purposes of determining compliance with restrictions applicable to investments in derivatives that are based upon a percentage of a Pear Tree Fund’s assets, including for purposes of determining compliance with the requirement to invest at least 80 percent of the Pear Tree Fund’s assets in a specific type of security, as disclosed in the description of the principal investment strategy of the Pear Tree Fund in the Prospectus, each Pear Tree Fund values derivatives using fair value rather than notional value.
Regulation of Derivatives. SEC Rule 18f-4 (“Rule 18f-4” or the “Derivatives Rule”) regulates the ability of a Pear Tree Fund to enter into derivative transactions and other leveraged transactions. The Derivatives Rule defines the term “derivatives” to include short sales and forward contracts, such as TBA transactions, in addition to instruments traditionally classified as derivatives, such as swaps, futures, and options. Rule 18f-4 also regulates other types of leveraged transactions, such as reverse repurchase transactions and transactions deemed to be “similar to” reverse repurchase transactions, such as certain securities lending transactions in connection with which a Fund obtains leverage. Among other things, under Rule 18f-4, a mutual fund such as a Pear Tree Fund is prohibited from entering into these derivatives transactions except in reliance on the provisions of the Derivatives Rule. The Derivatives Rule establishes limits on the derivatives transactions that a mutual fund may enter into based on the value-at-risk (“VaR”) of the Fund inclusive of derivatives. A mutual fund will generally satisfy the limits under the Rule if the VaR of its portfolio (inclusive of derivatives transactions) does not exceed 200 percent of the VaR of its “designated reference portfolio.” The “designated reference portfolio” is a representative unleveraged index or a Fund’s own portfolio absent derivatives holdings, as determined by such mutual fund’s derivatives risk manager.
In addition, among other requirements, Rule 18f-4 requires a mutual fund relying on the Derivatives Rule to establish a derivatives risk management program, appoint a derivatives risk manager, and carry out enhanced reporting to the mutual fund’s board of directors, the SEC and the public regarding the mutual fund’s derivatives activities. These new requirements apply unless a mutual fund qualifies as a “limited derivatives user,” which the Derivatives Rule defines as a mutual fund that limits its derivatives exposure to 10 percent of its net assets, or does not use any derivatives. It is possible that the limits and compliance costs imposed by the Derivatives Rule may adversely affect a Pear Tree Fund’s performance, efficiency in implementing its strategy, liquidity and/or ability to pursue its investment objectives and may increase the cost of such Fund’s investments and cost of doing business, which could adversely affect investors. Currently, none of the Pear Tree Funds relies on the Derivatives Rule.
(c)
Foreign Securities, Instruments, Currencies and Transactions and Specific Risks

Participatory Notes
Each of Emerging Markets Fund, Foreign Value Fund, Foreign Value Small Cap Fund, and International Opportunities Fund may invest in participatory notes. Participatory notes are offshore derivative instruments issued to foreign investors against underlying Indian securities which are not registered with the Securities and Exchange Board of India. The risks of investing in participatory notes are similar to those risks of investing in foreign securities in general. See “Principal Investment Risks” for each Fund in the Prospectus for a discussion of the risks of investing in foreign securities. Participatory notes function similarly to depositary receipts except that brokers, not U.S. banks, are depositories for Indian-based securities on behalf of foreign investors. Brokers buy Indian-based securities and then issue participatory notes to foreign investors. Any dividends or capital gains collected from the underlying securities are remitted to the foreign investors. However, unlike depositary receipts, participatory notes are subject to credit risk based on the uncertainty of the counterparty’s (i.e., the broker’s) ability to meet its obligations.
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Opals
Each of Emerging Markets Fund, Foreign Value Fund, Foreign Value Small Cap Fund, and International Opportunities Fund may each invest in optimized portfolio as listed securities (“OPALS”). OPALS represent an interest in a basket of securities of companies primarily located in a specific country generally designed to track an index for that country. Investments in OPALS are subject to the same risks inherent in directly investing in foreign securities and also have the risk that they will not track the underlying index. See “Principal Investment Risks-Foreign Securities” in the Prospectus. In addition, because the OPALS are not registered under applicable securities laws, they may only be sold to certain classes of investors, and it may be more difficult for the Pear Tree Fund to sell OPALS than other types of securities. However, the OPALS may generally be exchanged with the issuer for the underlying securities, which may be more readily tradable.
Depository Receipts
Each Pear Tree Fund may invest in American Depository Receipts (“American Depositary Receipts, or ADRs,”), European Depository Receipts (“EDRs”) and Global Depository Receipts (“GDRs”). American Depositary Receipts, or ADRs, EDRs and GDRs (collectively, “Depository Receipts”) are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer’s home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. American Depositary Receipts, or ADRs, are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. However, American Depositary Receipts, or ADRs, continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer’s country. Depository Receipts may be sponsored or unsponsored. Unsponsored Depository Receipts are established without the participation of the issuer. Unsponsored Depository Receipts differ from Depository Receipts sponsored by an issuer in that they may involve higher expenses, they may not pass-through voting or other shareholder rights, and they may be less liquid.
Foreign Currency Transactions
A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.
Since investments in foreign companies will usually involve currencies of foreign countries, and since each of Emerging Markets Fund, Foreign Value Fund, Foreign Value Small Cap Fund, and International Opportunities Fund may temporarily hold funds in bank deposits in foreign currencies during the completion of investment programs, the value of the assets of these Pear Tree Funds as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Pear Tree Funds may incur costs in connection with conversions between various currencies. Each of Emerging Markets Fund, Foreign Value Fund, Foreign Value Small Cap Fund, and International Opportunities Fund will conduct foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. Each of Emerging Markets Fund, Foreign Value Fund, Foreign Value Small Cap Fund, and International Opportunities Fund will generally not enter into a forward contract with a term of greater than one year.
Each of Emerging Markets Fund, Foreign Value Fund, Foreign Value Small Cap Fund, and International Opportunities Fund will generally enter into forward foreign currency exchange contracts under two circumstances. First, when a Pear Tree Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying security transactions, the Pear Tree Fund will seek to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment is made or received.
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Second, when a Pear Tree Fund’s Sub-Adviser believes that the currency of a particular foreign country may experience an adverse movement against the U.S. dollar, it may enter into a forward contract to sell an amount of the foreign currency approximating the value of some or all of the Pear Tree Fund’s portfolio securities denominated in such foreign currency. Alternatively, where appropriate, a Pear Tree Fund may hedge all or part of its foreign currency exposure through the use of a basket of currencies where certain of such currencies act as an effective proxy for other currencies. In such a case, the Pear Tree Fund may enter into a forward contract where the amount of the foreign currency to be sold exceeds the value of the securities denominated in such currency. The use of this basket hedging technique may be more efficient and economical than entering into separate forward contracts for each currency held in the Pear Tree Fund. The precise matching of the forward contract amounts, and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Under certain circumstances, the Pear Tree Fund may commit a substantial portion, or up to 75 percent of the value of its assets, to the consummation of these contracts. The Pear Tree Fund’s Sub-Adviser will consider the effect a substantial commitment of its assets to forward contracts would have on the investment program of the Pear Tree Fund and the flexibility of the Pear Tree Fund to purchase additional securities. Other than as set forth above, the Pear Tree Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Pear Tree Fund to deliver an amount of foreign currency in excess of the value of the Pear Tree Fund’s portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer-term investment decisions made with regard to overall diversification strategies. However, the Pear Tree Fund’s Sub-Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Pear Tree Fund will be served.
At the maturity of a forward contract, the Pear Tree Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.
As indicated above, it is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the forward contract. Accordingly, it may be necessary for a Pear Tree Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Pear Tree Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Pear Tree Fund is obligated to deliver.
If a Pear Tree Fund retains the portfolio security and engages in an offsetting transaction, the Pear Tree Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Pear Tree Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Pear Tree Fund’s entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Pear Tree Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Pear Tree Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.
A Pear Tree Fund is not required to enter into forward contracts with regard to their foreign currency-denominated securities and will not do so unless deemed appropriate by the relevant Pear Tree Fund’s Sub-Adviser. It also should be realized that this method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain that might result from an increase in the value of that currency.
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Eurodollar Certificates of Deposit (ECDs), Eurodollar Time Deposits (ETDs) and Yankee Certificates of Deposit (YCDs)
ECDs are U.S. dollar denominated certificates of deposit issued by foreign branches of domestic banks. ETDs are U.S. dollar denominated deposits in foreign banks or foreign branches of U.S. banks. YCDs are U.S. dollar denominated certificates of deposit issued by U.S. branches of foreign banks. Different risks than those associated with the obligations of domestic banks may exist for ECDs, ETDs and YCDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as loan limitations, examinations and reserve, accounting, auditing, recordkeeping and public reporting requirements.
Events Causing Significant Market Volatility
Events in certain sectors historically have resulted, and may in the future result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included the following: bankruptcies, corporate restructurings, and other similar events; governmental efforts to limit short selling and high frequency trading; measures to address U.S. federal and state budget deficits; social, political, and economic instability in Europe; economic stimulus by the Japanese central bank; dramatic changes in energy prices and currency exchange rates; and China’s economic slowdown. Interconnected global economies and financial markets increase the possibility that conditions in one country or region might adversely impact issuers in a different country or region. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with issuers that have exposure to the real estate, mortgage, and credit markets particularly affected. Banks and financial services companies could suffer losses if interest rates rise or economic conditions deteriorate.
In addition, relatively high market volatility and reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. Actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth, such as interventions in currency markets, could cause high volatility in the equity and fixed-income markets. Reduced liquidity may result in less money being available to purchase raw materials, goods, and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging-market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their securities prices.
In addition, while interest rates have been unusually low in recent years in the U.S. and abroad, any decision by the Federal Reserve to adjust the target Fed-funds rate, among other factors, could cause markets to experience continuing high volatility. A significant increase in interest rates may cause a decline in the market for equity securities. Also, regulators have expressed concern that rate increases may contribute to price volatility. These events and the possible resulting market volatility may have an adverse effect on a fund.
Political turmoil within the U.S. and abroad may also impact a fund. Although the U.S. government has honored its credit obligations, it remains possible that the U.S. could default on its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the U.S. would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of a fund’s investments. Similarly, political events within the U.S. at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. The U.S. is also considering significant new investments in infrastructure and national defense which, coupled with lower federal taxes, could lead to increased government borrowing and higher interest rates. While these proposed policies are going through the political process, the equity and debt markets may react strongly to expectations, which could increase volatility, especially if the market’s expectations for changes in government policies are not borne out. The U.S. is also renegotiating many of its global trade relationships and has imposed or threatened to impose significant import tariffs. These actions could lead to price volatility and overall declines in U.S. and global investment markets.
Uncertainties surrounding the sovereign debt of a number of EU countries and the viability of the EU have disrupted and may in the future disrupt markets in the U.S. and around the world. If one or more countries leave the EU or the EU dissolves, the world’s securities markets likely will be significantly disrupted. On January 31, 2020, the UK left the EU, commonly referred to as “Brexit,” and there commenced a transition period during which the EU and UK will negotiate and agree on the nature of their future relationship. There is significant market uncertainty regarding Brexit’s ramifications, and the range and potential implications of possible political, regulatory, economic, and market outcomes are difficult to predict. This uncertainty may affect other countries in the EU and elsewhere, and may cause volatility
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within the EU, triggering prolonged economic downturns in certain countries within the EU. In addition, Brexit may create additional and substantial economic stresses for the UK, including a contraction of the UK economy and price volatility in UK stocks, decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty and declines in business and consumer spending as well as foreign direct investment. Brexit may also adversely affect UK-based financial firms that have counterparties in the EU or participate in market infrastructure (trading venues, clearing houses, settlement facilities) based in the EU. These events and the resulting market volatility may have an adverse effect on the performance of a Pear Tree Fund.
An outbreak of respiratory disease caused by a novel coronavirus was first detected in China in December 2019 and subsequently spread internationally. This coronavirus has resulted in closing borders, enhanced health screenings, healthcare service preparation and delivery, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this coronavirus may be short term or may last for an extended period of time and result in a substantial economic downturn. Health crises caused by outbreaks, such as the coronavirus outbreak, may exacerbate other pre-existing political, social and economic risks. The impact of this outbreak, and other epidemics and pandemics that may arise in the future, could negatively affect the worldwide economy, as well as the economies of individual countries, individual companies and the market in general in significant and unforeseen ways. Any such impact could adversely affect a Pear Tree Fund’s performance, the performance of the securities in which a Pear Tree Fund invests and may lead to losses on your investment in a Pear Tree Fund. Political and military events, including in North Korea, Venezuela, Iran, Syria, and other areas of the Middle East, and nationalist unrest in Europe and South America, also may cause market disruptions.
In addition, there is a risk that the prices of goods and services in the U.S. and many foreign economies may decline over time, known as deflation. Deflation may have an adverse effect on stock prices and creditworthiness and may make defaults on debt more likely. If a country’s economy slips into a deflationary pattern, it could last for a prolonged period and may be difficult to reverse.
(d)
Defensive Strategies & Liquidity

At times, a Sub-Adviser may judge that market conditions make pursuing the Pear Tree Fund’s investment strategies inconsistent with the best interests of its shareholders. The Pear Tree Fund’s Sub-Adviser may then temporarily use defensive strategies that are mainly designed to limit the Pear Tree Fund’s losses. Although the Pear Tree Fund’s Sub-Adviser has the flexibility to use these strategies, it may choose not to for a variety of reasons, even in very volatile market conditions. These strategies may cause the Pear Tree Fund to miss out on investment opportunities and may prevent the Pear Tree Fund from achieving its goal.
Each Pear Tree Fund may invest in cash, cash equivalents, and short-term debt obligations for defensive purposes, as well as for liquidity purposes (e.g., for redemption of shares, to pay expenses or pending other investments). Short-term debt obligations may include obligations of the U.S. government and (in the case of Emerging Markets Fund, Foreign Value Fund, Foreign Value Small Cap Fund, and International Opportunities Fund securities of foreign governments). Short-term debt obligations may also include certificates of deposit and bankers’ acceptances issued by U.S. banks (and, in the case of Emerging Markets Fund, Foreign Value Fund, Foreign Value Small Cap Fund, and International Opportunities Fund foreign banks) having deposits in excess of $2 billion, commercial paper, short-term corporate bonds, debentures and notes and repurchase agreements, all with one year or less to maturity. Investments in commercial paper are limited to obligations (i) rated Prime-1 by Moody’s Investors Service, Inc. (“Moody’s”) or A-1 by S&P, or in the case of any instrument that is not rated, of comparable quality as determined by the Manager or the Pear Tree Fund’s Sub-Adviser, or (ii) issued by companies having an outstanding debt issue currently rated Aaa or Aa by Moody’s or AAA or AA by S&P. Investments in other corporate obligations are limited to those having maturity of one year or less and rated Aaa or Aa by Moody’s or AAA or AA by S&P. The value of fixed-income securities may fluctuate inversely in relation to the direction of interest rate changes.
(e)
Portfolio Turnover

A change in securities held by a Pear Tree Fund is known as “portfolio turnover” and almost always involves the payment by the Pear Tree Fund of brokerage commissions or dealer markups and other transaction costs on the sale of securities as well as on the reinvestment of the proceeds in other securities. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Pear Tree Fund and may affect taxes paid by shareholders to the extent taxable gains are distributed. Portfolio turnover is not a limiting factor with respect to investment decisions by any Pear Tree Fund.
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Except as noted, the portfolio turnover rates for the Pear Tree Funds’ two most recently ended fiscal years were as follows:
	Fiscal Years Ended March 31,
	2023	2022
Pear Tree Polaris Small Cap Fund	30%	23%
Pear Tree Quality Fund	34%	31%
Pear Tree Essex Environmental Opportunities Fund	31%	9%*
Pear Tree Axiom Emerging Markets World Equity Fund	117%	103%
Pear Tree Polaris Foreign Value Fund	15%	19%
Pear Tree Polaris Foreign Value Small Cap Fund	18%	29%
Pear Tree Polaris International Opportunities Fund	57%	51%

*
Portfolio turnover rate for the fiscal period September 1, 2021 - March 31, 2022

(f)
Description of Benchmark Indices.

The following are descriptions of indices against which each Pear Tree Fund measures their performance.
Small Cap Fund measures its performance against the Russell 2000® Index. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000® Index representing approximately 10 percent of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. Russell 2000 Index and Russell 3000 Index are registered trademarks of FTSE Russell.
Quality Fund measures its performance against the S&P 500 Index®. The S&P 500 includes 500 leading companies in leading industries of the U.S. economy. Although the S&P 500 focuses on the large cap segment of the market, with approximately 75 percent coverage of U.S. equities, it is serves as a proxy for the total market. The S&P 500 is part of a series of S&P U.S. indices that have been used as building blocks for portfolio construction. S&P 500 is maintained by the S&P Index Committee, a team of Standard & Poor’s economists and index analysts, who meet on a regular basis. The Index Committee also monitors constituent liquidity to ensure efficient portfolio trading while keeping index turnover to a minimum. S&P 500 Index is a registered trademark of Standard & Poor’s Financial Services LLC or its subsidiaries.
Environmental Opportunities Fund measures its performance against the MSCI World Index®. The MSCI World Index is free float-adjusted market capitalization index that is designed to measure equity market performance of large- and mid-cap equity across 23 developed markets countries. As of June 30, 2023, the countries represented in the MSCI World Index were Austria, Australia, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, Norway, New Zealand, Portugal, Singapore, Spain, Sweden, Switzerland, United Kingdom, and the United States.
Emerging Markets Fund measures its performance against the MSCI Emerging Markets Index®. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of June 30, 2022, the countries represented in the MSCI Emerging Markets Index were Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.
Foreign Value Fund measures its performance against the MSCI EAFE® Index. The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. As of June 30, 2023, the countries represented in the MSCI EAFE Index were Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.
Foreign Value Small Cap Fund measures its performance against the MSCI ACWI® ex USA Small Cap Index, which captures small-cap representation across 22 developed markets and 24 emerging market countries, and covers approximately 14 percent of the global equity opportunity set outside of the U.S. As of June 30, 2023, countries with
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developed markets represented in the MSCI ACWI ex USA Small Cap were Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom, and countries with emerging markets represented were Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.
International Opportunities Fund measures its performance against the MSCI ACWI® ex USA Index, which captures large- and mid-cap representation across 22 of the 23 developed markets (i.e., it does not include the U.S.) and 24 emerging markets countries. The index purposes to cover approximately 85 percent of the global equity opportunity set outside of the U.S. As of June 30, 2023, countries with developed markets represented in the MSCI ACWI ex USA Index were Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom, and countries with emerging markets represented were Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.
MSCI Emerging Markets Index, MSCI EAFE Index, MSCI World Index and MSCI ACWI Index are registered trademarks or service marks of MSCI Inc. or its subsidiaries.
(g)
Diversification Policy

The 1940 Act requires each “management company,” such as any of the Pear Tree Funds, be classified as a “diversified company” or a “non-diversified company.” A “diversified company” is a management company that meets the following requirements: At least 75 percent of the value of its total assets is represented by (a) cash and cash items (including receivables), (b) government securities, (c) securities of other investment companies, and (d) other securities that are limited in respect of any one issuer to an amount (i) not greater in value than 5 percent of the value of the total assets of such management company and (ii) not more than 10 percent of the outstanding voting securities of such issuer. A “non-diversified company” is any management company other than a diversified company.
Environmental Opportunities Fund and Emerging Markets Fund are each classified as a diversified company. Each of the other Pear Tree Funds is a non-diversified company. If a Pear Tree Fund that is a diversified company sought to change its classification to a non-diversified company, the 1940 Act requires that that Pear Tree Fund’s shareholders approve such reclassification.
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INVESTMENT RESTRICTIONS OF THE PEAR TREE FUNDS
Fundamental Investment Restrictions.
Each Pear Tree Fund has adopted certain fundamental investment restrictions, as listed below, which may not be changed without the affirmative vote of the holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Pear Tree Fund. For this purpose, a majority of the outstanding shares of the Pear Tree Fund means the vote of the lesser of:
1.
67 percent or more of the shares represented at a meeting, if the holders of more than 50 percent of the outstanding shares are present in person or by proxy, or
2.
More than 50 percent of the outstanding shares of the Pear Tree Fund.
Pear Tree Quality Fund and Pear Tree Polaris Foreign Value Small Cap Fund
Each of Quality Fund and Foreign Value Small Cap Fund may not:
(1)
Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction;
(2)
Borrow money, except on a temporary basis and except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction;
(3)
Invest in real estate except (a) that the Fund may invest in securities of issuers that invest in real estate or interests therein, securities that are secured by real estate or interests therein, securities of real estate investment trusts, mortgage-backed securities and other securities that represent a similar indirect interest in real estate; and (b) the Fund may acquire real estate or interests therein through exercising rights or remedies with regard to an instrument or security;
(4)
Act as an underwriter, except insofar as the Fund technically may be deemed to be an underwriter in connection with the purchase or sale of its portfolio securities;
(5)
Make loans, except that the Fund may (i) lend portfolio securities in accordance with the Fund’s investment policies, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, (iv) participate in a credit facility whereby the Fund may directly lend to and borrow money from other affiliated Funds to the extent permitted under the 1940 Act or an exemption therefrom, and (v) make loans in any other manner consistent with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction;
(6)
Concentrate its investments in securities of companies in any particular industry; or
(7)
Invest in commodities or commodity contracts, except that the Fund may invest in currency instruments and currency contracts and financial instruments and financial contracts that might be deemed to be commodities and commodity contracts in accordance with applicable law.
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Pear Tree Essex Environmental Opportunities Fund
Environmental Opportunities Fund may not:
(1)
Borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300 percent for all borrowings of Environmental Opportunities Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5 percent of Environmental Opportunities Fund’s total assets at the time when the borrowing is made. This limitation does not preclude Environmental Opportunities Fund from entering into reverse repurchase transactions, provided that Environmental Opportunities Fund has an asset coverage of 300 percent for all borrowings and repurchase commitments of Environmental Opportunities Fund pursuant to reverse repurchase transactions.
(2)
Issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by Environmental Opportunities Fund, provided that Environmental Opportunities Fund’s engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.
(3)
Act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), Environmental Opportunities Fund may be deemed an underwriter under certain federal securities laws.
(4)
Purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude Environmental Opportunities Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including REITs).
(5)
Purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude Environmental Opportunities Fund from purchasing or selling options or futures contracts, including commodities futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.
(6)
Make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing non-publicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.
(7)
Invest 25 percent or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.
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Pear Tree Polaris Small Cap Fund and Pear Tree Polaris Foreign Value Fund
Small Cap Fund and Foreign Value Fund may not:
(1)
Purchase any security if as a result a Fund would then hold more than 10 percent of any class of securities of an issuer (taking all common stock issues of an issuer as a single class, all preferred stock issues as a single class, and all debt issues as a single class) or more than 10 percent of the outstanding voting securities of an issuer;
(2)
Purchase any security if as a result any Fund would then have more than 10 percent of the value of its net assets (taken at current value) invested in any of the following types of investment vehicles: in securities of companies (including predecessors) less than three years old, in securities which are not readily marketable, in securities which are subject to legal or contractual restrictions on resale (“restricted securities”) and in repurchase agreements which have a maturity longer than seven (7) days, provided, however, that no Fund may invest more than 15 percent of its assets in illiquid securities;
(3)
Make short sales of securities or maintain a short position unless at all times when a short position is open the particular Fund owns an equal amount of such securities or securities convertible into, or exchangeable without payment of any further consideration for, securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10 percent of the Fund’s net assets (taken at current value) is held as collateral for such sales at any one time. Such sales of securities subject to outstanding options would not be made. A Fund may maintain short positions in a stock index by selling futures contracts on that index;
(4)
Issue senior securities, borrow money or pledge its assets except that a Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 10 percent (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. A Fund will not purchase any additional portfolio securities so long as its borrowings amount to more than 5 percent of its total assets;
(5)
Purchase or retain securities of any company if, to the knowledge of the Funds, officers and Trustees of the Funds or of the Manager or of the Sub-Adviser of the particular Funds who individually own more than ½ of 1 percent of the securities of that company together own beneficially more than 5 percent of such securities;
(6)
Buy or sell real estate or interests in real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate;
(7)
Act as underwriter except to the extent that, in connection with the disposition of Fund securities, it may be deemed to be an underwriter under certain provisions of the federal securities laws;
(8)
Make investments for the purpose of exercising control or management;
(9)
Participate on a joint or joint and several basis in any trading account in securities;
(10)
Write, purchase, or sell puts, calls or combinations thereof, except that the Fund may (i) write covered call options with respect to all of its portfolio securities; (ii) purchase put options and call options on widely recognized securities indices, common stock of individual companies or baskets of individual companies in a particular industry or sector; (iii) purchase and write call options on stock index futures and on stock indices; (iv) sell and purchase such options to terminate existing positions;
(11)
Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the common stocks of companies that invest in or sponsor such programs;
(12)
Make loans, except (i) through the purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness of a type commonly sold privately to financial institutions, (ii) through repurchase agreements and loans of portfolio securities (limited to 30 percent of the value of a Fund’s total assets). The purchase of a portion of an issue of such securities distributed publicly, whether or not such purchase is made on the original issuance, is not considered the making of a loan;
(13)
Invest more than 25 percent of the value of its total assets in any one industry; or
(14)
Invest in commodities or commodity contracts or in puts, calls, or combinations of both, except interest rate futures contracts, options on securities, securities indices, currency and other financial instruments, futures contracts on securities, securities indices, currency and other financial instruments and options on such futures contracts, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the fund’s investment policies.
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Pear Tree Axiom Emerging Markets World Equity Fund
Emerging Markets Fund may not:
(1)
Make short sales of securities or maintain a short position unless at all times when a short position is open the particular Fund owns an equal amount of such securities or securities convertible into, or exchangeable without payment of any further consideration for, securities of the same issue as, and equal in amount to, the securities sold short, and unless not more than 10 percent of the Fund’s net assets (taken at current value) is held as collateral for such sales at any one time. Such sales of securities subject to outstanding options would not be made. A Fund may maintain short positions in a stock index by selling futures contracts on that index;
(2)
Issue senior securities, borrow money or pledge its assets except that a Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 10 percent (taken at the lower of cost or current value) of its total assets (not including the amount borrowed) and pledge its assets to secure such borrowings. A Fund will not purchase any additional portfolio securities so long as its borrowings amount to more than 5 percent of its total assets;
(3)
Purchase or retain securities of any company if, to the knowledge of the Funds, officers and Trustees of the Funds or of the Manager or of the Sub-Adviser of the particular Funds who individually own more than ½ of 1 percent of the securities of that company together own beneficially more than 5 percent of such securities;
(4)
Buy or sell real estate or interests in real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate;
(5)
Act as underwriter except to the extent that, in connection with the disposition of Fund securities, it may be deemed to be an underwriter under certain provisions of the federal securities laws;
(6)
Make investments for the purpose of exercising control or management;
(7)
Participate on a joint or joint and several basis in any trading account in securities;
(8)
Write, purchase, or sell puts, calls or combinations thereof, except that the Fund may (i) write covered call options with respect to all of its portfolio securities; (ii) purchase put options and call options on widely recognized securities indices, common stock of individual companies or baskets of individual companies in a particular industry or sector; (iii) purchase and write call options on stock index futures and on stock indices; (iv) sell and purchase such options to terminate existing positions;
(9)
Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the common stocks of companies that invest in or sponsor such programs;
(10)
Make loans, except (i) through the purchase of bonds, debentures, commercial paper, corporate notes and similar evidences of indebtedness of a type commonly sold privately to financial institutions, (ii) through repurchase agreements and loans of portfolio securities (limited to 30% of the value of a Fund’s total assets). The purchase of a portion of an issue of such securities distributed publicly, whether or not such purchase is made on the original issuance, is not considered the making of a loan;
(11)
Invest more than 25 percent of the value of its total assets in any one industry; or
(12)
Invest in commodities or commodity contracts or in puts, calls, or combinations of both, except interest rate futures contracts, options on securities, securities indices, currency and other financial instruments, futures contracts on securities, securities indices, currency and other financial instruments and options on such futures contracts, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the fund’s investment policies.
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Pear Tree Polaris International Opportunities Fund
International Opportunities Fund may not:
(1)
Issue senior securities, except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction;
(2)
Borrow money, except on a temporary basis and except to the extent permitted by applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction;
(3)
Invest in real estate except (a) that International Opportunities Fund may invest in securities of issuers that invest in real estate or interests therein, securities that are secured by real estate or interests therein, securities of real estate investment trusts, mortgage-backed securities and other securities that represent a similar indirect interest in real estate; and (b) International Opportunities Fund may acquire real estate or interests therein through exercising rights or remedies with regard to an instrument or security;
(4)
Act as an underwriter, except insofar as International Opportunities Fund technically may be deemed to be an underwriter in connection with the purchase or sale of its portfolio securities;
(5)
Make loans, except that International Opportunities Fund may (i) lend portfolio securities in accordance with the Fund’s investment policies, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of publicly distributed debt securities, bank loan participation interests, bank certificates of deposit, bankers’ acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities, (iv) participate in a credit facility whereby International Opportunities Fund may directly lend to and borrow money from other affiliated Funds to the extent permitted under the 1940 Act or an exemption therefrom, and (v) make loans in any other manner consistent with applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction;
(6)
Concentrate its investments in securities of companies in any particular industry; or
(7)
Invest in commodities or commodity contracts, except that International Opportunities Fund may invest in currency instruments and currency contracts and financial instruments and financial contracts that might be deemed to be commodities and commodity contracts in accordance with applicable law.
The following statements are not part of the investment restriction.
In the opinion of the SEC, investments are concentrated in a particular industry if such investments aggregate more than 25 percent of the fund’s total assets. When identifying industries for purposes of its concentration policy, the Fund will rely upon available industry classifications. The Pear Tree Funds’ policy on concentration does not apply to investments in U.S. government securities.
All percentage limitations on investments, except the percentage limitations with respect to borrowing in fundamental policy 4 above applicable to Small Cap Fund, Emerging Markets Fund, Foreign Value Fund, and International Opportunities Fund will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.
For purposes of fundamental policy 4 above applicable to Small Cap Fund, Emerging Markets Fund, Foreign Value Fund, and International Opportunities Fund collateral arrangements with respect to the writing of covered call options and options on index futures and collateral arrangements with respect to margin for a stock index future are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of stock index futures or the purchase of related options are deemed to be the issuance of a senior security.
“Invest,” as used in the investment restrictions above, means to purchase or otherwise acquire a financial instrument, or to sell or otherwise dispose of a financial instrument.
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TRUSTEES AND OFFICERS OF THE TRUST; FUND GOVERNANCE
The tables below identify the current Trustees and officers of the Trust, their ages, their present positions with the Trust, terms of office with the Trust and length of time served, principal occupations over at least the last five years and other directorships/trusteeships held. Each Trustee and officer holds office for an indefinite term until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The mailing address of each of the Trustees and Officers of the Trust is 55 Old Bedford Road, Suite 202, Lincoln, Massachusetts 01773.
Trustees who are not Interested Persons of the Trust
The following individuals are Trustees of the Trust (each, a “Trustee”), but not “interested persons” of the Trust, as that term is defined in the 1940 Act.
NAME AND AGE	POSITION HELD WITH TRUST	TERM OF OFFICE/ LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS1	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD BY TRUSTEE
John M. Bulbrook (Born: July 1942)	Trustee	Indefinite Term (1985 to present)	CEO and Treasurer, John M. Bulbrook Insurance Agency, Inc. (d/b/a Bulbrook/Drislane Brokerage) (distributor of financial products, including insurance) (1984 – Present)	7	None
William H. Dunlap (Born: March 1951)	Trustee	Indefinite Term (October 2006 to present)	President, New Hampshire Historical Society, (Feb. 2010 – Present); Principal, William H. Dunlap & Company (consulting firm)(2005 – Present); Director, Merrimack County Savings Bank (2005 – Present); Trustee, New Hampshire Mutual Bancorp (2013 – Present)	7	None
Clinton S. Marshall (Born: May 1957)	Trustee	Indefinite Term (April 2003 to present)	Owner, Coastal CFO Solutions, outsource firm offering CFO solutions to businesses (1998 – Present); CFO, Fore River Company (2002 – Present)	7	None
Trustees and Officers who are Interested Persons of the Trust
The following individuals are Trustees or officers of the Trust who are “interested persons” of the Trust, as that term is defined in the 1940 Act.
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NAME AND AGE	POSITION HELD WITH TRUST	TERM OF OFFICE/ LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS1	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD BY TRUSTEE/ OFFICER
Willard L. Umphrey (Born: July 1941)	Trustee, President, Chairman (1985 to present)	Indefinite Term (1985 to present)	Director, U.S. Boston Capital Corporation; President, Pear Tree Advisors, Inc.	7
U.S. Boston Corporation; U.S. Boston Asset Management Corporation; Pear Tree Advisors, Inc.; Pear Tree Partners Management LLC; Unidine Corporation; USB Corporation; U.S. Boston Insurance Agency, Inc.; U.S. Boston Capital Corporation; Woundcheck Laboratories

Leon Okurowski (Born: December 1942)	Vice President, Treasurer (1985 to present)	(1985 to present)	Director and Vice President, U.S. Boston Capital Corporation; Treasurer, Pear Tree Advisors, Inc.; Trustee, Pear Tree Funds (4/17/1985 – 9/30/2004)	N/A
Everest USB Canadian Storage, Inc.; Pear Tree Advisors, Inc.; U.S. Boston Corporation; U.S. Boston Asset Management Corporation; USB Corporation; USB Everest Management, LLC; USB Everest Storage LLC; U.S. Boston Insurance Agency, Inc.; U.S. Boston Capital Corporation; Woundcheck Laboratories

Deborah A. Kessinger (Born: May 1963)	Clerk and Chief Compliance Officer	(April 2005 to Present)
Senior Counsel (since 9/04), President (since 8/07) and Chief Compliance Officer (since 12/05), U.S. Boston Capital Corporation; Senior Counsel (since 9/2004) and Chief Compliance Officer (since 10/2006), Pear Tree Advisors, Inc.
				N/A	None
Diane Hunt (Born: February 1962)	Assistant Treasurer	(June 2010 to Present)	Controller (Since 3/2010) Pear Tree Advisors, Inc.; Accountant (Since 1984) U.S. Boston Capital Corporation	N/A	None
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NAME AND AGE	POSITION HELD WITH TRUST	TERM OF OFFICE/ LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS1	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN	OTHER DIRECTORSHIPS HELD BY TRUSTEE/ OFFICER
John Hunt (Born: July 1958)	Assistant Clerk	(February 2016 to Present)	Partner, Sullivan & Worcester LLP (4/2016 to present)	N/A	None
Notes:
(1)
The principal occupations of the Trustees and officers of the Trust for the last five years have been with the employers shown above, although in some cases they have held different positions with such employers.
(2)
Mr. Umphrey is an “interested person” (as defined in the 1940 Act) of the Trust. Mr. Umphrey has been determined to be an “Interested Trustee” by virtue of, among other things, his affiliation with the Manager and the Pear Tree Funds’ distributor, U.S. Boston Capital Corporation (“Distributor”).
Unless disclosed in a table above, no Trustee or officer of the Pear Tree Funds held during the past five years any directorship in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, or subject to the requirements of Section 15(d) of that act or any company registered as an investment company under the 1940 Act.
Leadership Structure, Qualifications and Responsibilities of the Trustees of the Trust
The Trustees of the Trust are responsible for the oversight of the business of the Trust. The Trustees meet periodically throughout the year to oversee the Pear Tree Funds’ activities, review contractual arrangements with companies that provide services to the Pear Tree Funds and review the Pear Tree Funds’ performance. The Trustees have the authority to take all actions necessary in connection with their oversight of the business affairs of the Trust, including, among other things, approving the investment objectives, policies and procedures for the Pear Tree Funds. The Trust enters into agreements with various entities to manage the day-to-day operations of the Pear Tree Funds, including the Manager and the Sub-Advisers, administrator, transfer agent, distributor and custodian. The Trustees are responsible for approving these service providers, approving the terms of their contracts with the Pear Tree Funds, and exercising general service provider oversight. The Trustees have engaged the Manager to manage each Pear Tree Fund on a day-to-day basis subject to their oversight.
Leadership Structure and the Board of Trustees.
The Trustees have determined that there are to be five Trustees, although the Trustees are authorized to increase or decrease such number. Currently, the Trust has four Trustees and one vacancy. Of the four current Trustees, three Trustees are not “interested persons” of any Pear Tree Fund, as that term is defined in the 1940 Act (each, an “Independent Trustee”). The other Trustee is affiliated with each of the Manager and the Distributor. The vacancy is as a result of the retirement of one Trustee, which took effect as of December 31, 2022.
The Trustees have appointed Mr. Umphrey to serve in the role of Chairman. Mr. Umphrey is the President of the Manager and a director of the Distributor. The Independent Trustees have designated Mr. Bulbrook as the Lead Independent Trustee. The Lead Independent Trustee participates in the preparation of agendas for the Trustees’ meetings. The Lead Independent Trustee also acts as a liaison between meetings with the Trust’s officers, other Trustees, the Manager, other service providers and counsel to the Independent Trustees. The Lead Independent Trustee may also perform such other functions as may be requested by the other Independent Trustees from time to time. The Trustees have determined that the Trustees’ leadership and committee structure is appropriate because it provides a structure for the Trustees to work effectively with management and service providers and facilitates the exercise of the Trustees’ independent judgment. The Trustees’ leadership structure permits important roles for the President of the Manager, who serves as Chairman of the Trust and oversees the Manager’s day-to-day management of the Pear Tree Funds, and the Independent Trustees, through the designation of a Lead Independent Trustee and the participation of the other Independent Trustees. In addition, the Audit Committee, the sole Committee of the Trustees, provides for: (a) effective oversight of accounting and financial reporting responsibilities, and (b) the ability to meet independently with independent counsel and outside the presence of management on governance and related issues. Except for any duties specified herein or pursuant to the Trust’s Second Amended and Restated Declaration of Trust or By-laws, the designation of Chairman or Lead Independent Trustee does not impose on such Trustee any duties, obligations or
SAI - 27

liability that is greater than the duties, obligations or liability imposed on such person as Trustee generally. The Trustees conduct an annual evaluation of the performance of the Trustees, including the effectiveness of (i) the Audit Committee and the structure of having a single committee, (ii) the Trustees’ oversight of the Pear Tree Funds, and (iii) the Trustees’ development and implementation of governance policies. The leadership structure of the Trustees may be changed, at any time and in the discretion of the Trustees, including in response to changes in circumstances or the characteristics of the Pear Tree Funds.
Oversight of Risk.
The Trustees oversee risk as part of their general oversight of the Pear Tree Funds. The Pear Tree Funds are subject to a number of risks, including investment, compliance, financial, operational and valuation risks. The Pear Tree Funds’ officers, the Manager, the Distributor and other Fund service providers perform risk management as part of the day-to-day operations of the Pear Tree Funds. The Trustees recognize that it is not possible to identify all risks that may affect the Pear Tree Funds, and that it is not possible to develop processes or controls to eliminate all risks and their possible effects. Risk oversight is addressed as part of various Trustee and Audit Committee activities, including the following: (a) at regular Trustees’ meetings, and on an ad hoc basis as needed, receiving and reviewing reports related to the performance and operations of the Pear Tree Funds; (b) reviewing the compliance policies and procedures of the Trust (including the Pear Tree Funds), the Manager and the Sub-Advisers; (c) meeting with investment personnel to review investment strategies, techniques and the processes used to manage related risks; (d) receiving and reviewing reports regarding key service providers; (e) receiving reports from the Chief Compliance Officer of the Pear Tree Funds and other senior officers of the Trust and the Manager regarding compliance matters affecting the Trust (including the Pear Tree Funds) and their service providers; and (f) meeting with the Manager’s personnel to discuss risks related to the Pear Tree Funds’ investments. The Trustees may, at any time and in their discretion, change the manner in which they conduct their risk oversight role.
The Trustees have one standing committee, an Audit Committee, as described below:
Audit Committee.
The purpose of the Audit Committee is to oversee generally the Trust’s accounting and financial reporting policies and practices, internal controls and, as appropriate, the internal controls of certain service providers; to oversee generally the quality and objectivity of financial statements and the independent audit thereof; recommend to the Trustees the appointment and/or replacement of the independent registered public accounting firm (the “Auditor”) for the Trust; and to act as a liaison between the Auditor and all of the Trustees. The Audit Committee comprises all of the Independent Trustees. Mr. Marshall is the Chairman of the Audit Committee. In performing its oversight function the Audit Committee has, among other things, specific power and responsibility to: (a) oversee the Trust’s accounting and financial reporting policies and practices, internal control over the Trust’s financial reporting and, as appropriate, the internal control over financial reporting of service providers; (b) oversee the quality and objectivity of the Trust’s financial statements and the independent audit thereof; (c) approve the terms of the engagement of the Trust’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent registered public accounting firm; and (d) act as a liaison between the Auditor and the Trustees.
The Audit Committee also acts as a nominating committee, as necessary from time to time, to identify, interview and recommend to all of the Trustees candidates for consideration as nominees to serve as Independent Trustees. Neither the Audit Committee nor the Trust has adopted procedures for shareholders to submit recommendations for nomination as a Trustee.
The Audit Committee meets as often as necessary or appropriate to discharge its functions, and it will meet at least once annually. During the fiscal year ended March 31, 2023, the Audit Committee met four times.
Trustees’ Qualifications and Experience.
The governing documents for the Trust do not set forth any specific qualifications that a person must meet in order to serve as a Trustee. As noted above, a majority of the Trustees are Independent Trustees. Among the attributes and skills common to all Trustees are the ability to review, evaluate and discuss information and proposals provided to them regarding the Pear Tree Funds, the ability to interact effectively with the Manager and other service providers, and the ability to exercise independent business judgment. Each Trustee’s ability to perform his duties effectively has been attained through: (a) the individual’s business and professional experience and accomplishments; (b) the individual’s experience working with the other Trustees and management; (c) the individual’s prior experience serving in executive
SAI - 28

positions and/or on the boards of other companies and organizations; and (d) the individual’s educational background, professional training, and/or other experiences. Generally, no one factor is decisive in determining that an individual should serve as a Trustee. Set forth below is a brief description of the specific experience of each Trustee. Additional details regarding the background of each Trustee are included in the chart earlier in this section.
John M. Bulbrook. Mr. Bulbrook has served as a Trustee since 1985. He serves as the current Lead Independent Trustee. Mr. Bulbrook has more than 30 years of experience in the insurance and risk management industry, including serving as chief executive officer of a distributor of insurance products.
William H. Dunlap. Mr. Dunlap has served as a Trustee since 2006. Mr. Dunlap has more than 30 years of experience in consumer sales, consulting and non-profit management, including senior management experience. Mr. Dunlap also serves on the board of directors of a bank holding company and its savings bank subsidiary.
Clinton S. Marshall. Mr. Marshall has served as a Trustee since 2003. He currently serves as the Chairman of the Audit Committee. Mr. Marshall has over 30 years of business and financial experience, including time as Chief Financial Officer. Through his company Mr. Marshall serves as the chief financial officer and in other financial capacities for a number of startup and more established businesses throughout northern New England. Additionally, Mr. Marshall has also served on the board of directors of other corporations.
Willard L. Umphrey. Mr. Umphrey has served as a Trustee since 1985. He is the President of the Manager and a director of the Distributor.
Trustee Compensation
Beginning April 1, 2023, the Pear Tree Funds pay each Independent Trustee an annual retainer in the amount of $52,500. Additionally, the Pear Tree Funds pay each of the Lead Independent Trustee and the Chairperson of the Audit Committee an additional annual retainer in the amount of $3,000. The pro rata share of such compensation paid by the Fund is based on the Fund’s average net assets as a percentage of the average net assets of all of the Pear Tree Funds.
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COMPENSATION TABLE
for the fiscal year ended March 31, 2023
Name of Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Trust and Fund Complex Paid to Trustee
Robert M. Armstrong*	$37,500	N/A	N/A	$37,500
John M. Bulbrook	$53,000	N/A	N/A	$53,000
William H. Dunlap	$50,000	N/A	N/A	$50,000
Clinton S. Marshall	$53,000	N/A	N/A	$53,000

*
Mr. Armstrong retired as of December 31, 2022.

The Second Amended and Restated Agreement and Declaration of Trust of the Trust provides that the Pear Tree Funds will indemnify their Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Pear Tree Funds, except if it is determined in the manner specified in the Second Amended and Restated Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Pear Tree Funds, at their expense, will provide liability insurance for the benefit of their Trustees and officers.
At June 30, 2023, the Trustees and officers as a group owned in the aggregate the following percentages of outstanding Ordinary Shares, Institutional Shares and R6 Shares.
	Ordinary Shares	Institutional Shares	R6 Shares
Pear Tree Polaris Small Cap Fund	0.82%	8.19%	N/A
Pear Tree Quality Fund	0.62%	3.72%	N/A
Pear Tree Essex Environmental Opportunities Fund	1.98%	0.00%	70.54%
Pear Tree Axiom Emerging Markets World Equity Fund	1.35%	5.99%	21.36%
Pear Tree Polaris Foreign Value Fund	0.27%	0.08%	0.46%
Pear Tree Polaris Foreign Value Small Cap Fund	0.75%	0.97%	7.37%
Pear Tree Polaris International Opportunities Fund	0.00%	93.10%	40.09%
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TRUSTEE SHARE OWNERSHIP TABLE
For the Calendar Year ended December 31, 2022
INDEPENDENT TRUSTEES:
Name of Trustee	Dollar Range of Equity Securities in Small Cap Fund	Dollar Range of Equity Securities in Quality Fund	Dollar Range of Equity Securities in Environmental Opportunities Fund	Dollar Range of Equity Securities in Emerging Markets Fund	Dollar Range of Equity Securities in Foreign Value Fund	Dollar Range of Equity Securities in Foreign Value Small Cap Fund	Dollar Range of Equity Securities in International Opportunities Fund	Aggregate Dollar Range of Equity Securities in Pear Tree Fund Complex
Robert M. Armstrong*	None	None	None	None	$10,000 – $50,000	None	None	$50,000 – $100,000
John M. Bulbrook	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	None	Over $100,000
William H. Dunlap	None	None	None	None	None	None	None	None
Clinton S. Marshall	None	None	None	$10,000 – $50,000	$10,000 – $50,000	$10,000 – $50,000	None	$10,000 – $50,000

*
Mr. Armstrong retired as of December 31, 2022.

INTERESTED TRUSTEE:
Name of Trustee	Dollar Range of Equity Securities in Small Cap Fund	Dollar Range of Equity Securities in Quality Fund	Dollar Range of Equity Securities in Environmental Opportunities Fund	Dollar Range of Equity Securities in Emerging Markets Fund	Dollar Range of Equity Securities in Foreign Value Fund	Dollar Range of Equity Securities in Foreign Value Small Cap Fund	Dollar Range of Securities in International Opportunities Fund	Aggregate Dollar Range of Equity Securities in Pear Tree Fund Complex
Willard L. Umphrey	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
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PRINCIPAL SHAREHOLDERS
As of June 30, 2023, each of the following persons owned 5 percent or more of a class of shares of a Pear Tree Fund. Beneficial owners of 25 percent or more of any class of shares of a Pear Tree Fund are presumed to be in control of that Pear Tree Fund’s class of shares for the purposes of voting on certain matters submitted to that Pear Tree Fund’s shareholders.
PEAR TREE POLARIS SMALL CAP FUND	NAME AND ADDRESS	% OF OUTSTANDING ORDINARY SHARES
	Joseph E. Kasputys 1230 North Ocean Blvd Palm Beach, FL 33480	19.20%
		% OF OUTSTANDING INSTITUTIONAL SHARES
	Bernard Horn, Jr. 99 Beaver Road Reading, MA 01867	77.72%
	National Financial Services Corp 200 Liberty Street New York, NY 10281	8.68%
PEAR TREE QUALITY FUND	NAME AND ADDRESS	% OF OUTSTANDING ORDINARY SHARES
	Joseph E. Kasputys 1230 North Ocean Blvd Palm Beach, FL 33480	15.13%
	National Financial Services Corp 200 Liberty Street New York, NY 10281	9.43%
	Charles Schwab & Co Inc For the Exclusive Benefit of Customers 100 Montgomery Street San Francisco, CA 94104	7.82%
		% OF OUTSTANDING INSTITUTIONAL SHARES
	National Financial Services Corp 200 Liberty Street New York, NY 10281	37.20%
	LPL Financial 4707 Executive Drive San Diego, CA 92121	5.44%
	Charles Schwab & Co Inc For the Exclusive Benefit of Customers 100 Montgomery Street San Francisco, CA 94104	32.96%
	Pershing Division of /Donaldson Lufkin & Jenrette One Pershing Plaza Jersey City, NJ 07339	7.21%
PEAR TREE ESSEX ENVIRONMENTAL OPPORTUNITIES FUND	NAME AND ADDRESS	% OF OUTSTANDING ORDINARY SHARES
	Elise S. Rose 32 Shorehaven Rd Norwalk, CT 06855	8.26%
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PEAR TREE ESSEX ENVIRONMENTAL OPPORTUNITIES FUND	NAME AND ADDRESS	% OF OUTSTANDING ORDINARY SHARES
	Lowell Anesthesiology Service/Profit Sharing Retirement Plan 60 East Street, Ste 1300 Methuen, MA 01844	7.85%
	National Financial 200 Liberty Street New York, NY 10281	7.16%
	John A. Hirst 440 Feedrock Rd Brevard, NC 28712	6.97%
	Arthur Fertman 9 Oxford Street Winchester, MA 01890	5.04%
		% OF OUTSTANDING INSTITUTIONAL SHARES
	Charles Schwab & Co Inc For the Exclusive Benefit of Customers 100 Montgomery Street San Francisco, CA 94104 Address Line 4	61.22%
	SEI Private Trust Company ATTN: Mututal Funds One Freedom Valley Drive Oaks, PA 19456	17.80%
	Joseph C. McNay 206 Chestnut Hill Rd Newton, MA 02467	12.03%
		% OF OUTSTANDING R6 SHARES
	Leon Okurowski 294 Elm Street Concord, MA 01742	23.52%
	Willard Umphrey 55 Old Bedford Road Lincoln, MA 01773	43.73%
	Marc L. Griffin 11 Turner Drive North Reading, MA 01864	11.91%
	National Financial Services Corp 200 Liberty Street New York, NY 10281	13.22%
PEAR TREE AXIOM EMERGING MARKETS WORLD EQUITY FUND	NAME AND ADDRESS	% OF OUTSTANDING ORDINARY SHARES
	Joseph E. Kasputys 1230 North Ocean Blvd Palm Beach, FL 33480	24.06%
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PEAR TREE AXIOM EMERGING MARKETS WORLD EQUITY FUND	NAME AND ADDRESS	% OF OUTSTANDING ORDINARY SHARES
	National Financial Services Corp 200 Liberty Street New York, NY 10281	5.63%
		% OF OUTSTANDING INSTITUTIONAL SHARES
	Mid Atlantic Trust Company 1251 Waterfront Place Pittsburgh, PA 15222	30.00%
	Zwanzinger Family Ventures LLC 148 Dartmouth Street West Newton, MA 02465	26.11%
	TD Ameritrade For the Exclusive Benefit of our Clients PO Box 2226 Omaha, NE 68103	13.54%
	National Financial Services LLC 200 Liberty Street New York, NY 10281	6.07%
		% OF OUTSTANDING R6 SHARES
	National Financial Services LLC 200 Liberty Street New York, NY 10281	86.64%
	John Hunt 61 Stow Rd Harvard, MA 01451	5.37%
PEAR TREE POLARIS FOREIGN VALUE FUND	NAME AND ADDRESS	% OF OUTSTANDING ORDINARY SHARES
	National Financial Services Corp 200 Liberty Street New York, NY 10281	63.88%
	Charles Schwab & Co Inc For the Exclusive Benefit of Customers 100 Montgomery Street San Francisco, CA 94104	5.22%
	Joseph E. Kasputys 1230 North Ocean Blvd Palm Beach, FL 33480	5.72%
		% OF OUTSTANDING INSTITUTIONAL SHARES
	National Financial Services Corp/ For Exclusive Benefit of our Customers 200 Liberty Street New York, NY 10281	25.01%
	Charles Schwab & Co Inc For the Exclusive Benefit of Customers 100 Montgomery Street San Francisco, CA 94104	27.73%
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PEAR TREE POLARIS FOREIGN VALUE FUND	NAME AND ADDRESS	% OF OUTSTANDING ORDINARY SHARES
	Morgan Stanley Smith Barney LLC/ For the Exclusive Benefit of its Owners 1585 Broadway New York, NY 10036	13.64%
	UBS Financial Services 100 Harbor Blvd, 8th Floor Weehawken, NJ 07086	10.52%
	Merrill Lynch Pierce Fenner & Smith For the Sole Benefit of its Customers 4800 Deer Lake Drive East- 2nd FL Jacksonville, FL 32246	5.77%
		% OF OUTSTANDING R6 SHARES
	National Financial Services LLC 200 Liberty Street New York, NY 10281	23.33%
	Greenleaf Trust 211 South Rose Street Kalamazoo, MI 49007	23.95%
	Christian Church Foundation PO Box 1986 Indianapolis, IN 46206	10.85%
	Reliance Trust Co PO Box 78446 Atlanta, GA 30357	9.48%
	Mac & Co 500 Grant Street Pittsburgh, PA 15258	7.78%
	Northern Trust PO Box 92956 Chicago, IL 60675	6.97%
	Charles Schwab & Co Inc For the Exclusive Benefit of Customers 100 Montgomery Street San Francisco, CA 94104	7.01%
PEAR TREE POLARIS FOREIGN VALUE SMALL CAP FUND	NAME AND ADDRESS	% OF OUTSTANDING ORDINARY SHARES
	TD Ameritrade For the Exclusive Benefit of our Clients PO Box 2226 Omaha, NE 68103	9.91%
	National Financial Services Corp/ For Exclusive Benefit of our Customers 200 Liberty Street New York, NY 10281	17.88%
	Joseph E. Kasputys 1230 North Ocean Blvd Palm Beach, FL 33480	16.43%
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PEAR TREE POLARIS FOREIGN VALUE SMALL CAP FUND	NAME AND ADDRESS	% OF OUTSTANDING ORDINARY SHARES
	Charles Schwab & Co Inc For the Exclusive Benefit of Customers 100 Montgomery Street San Francisco, CA 94104	14.30%
		% OF OUTSTANDING INSTITUTIONAL SHARES
	National Financial Services Corp/ For Exclusive Benefit of our Customers 200 Liberty Street New York, NY 10281	39.82%
	Charles Schwab & Co Inc For the Exclusive Benefit of Customers 100 Montgomery Street San Francisco, CA 94104	27.80%
	TD Ameritrade For the Exclusive Benefit of our Clients PO Box 2226 Omaha, NE 68103	8.94%
		% OF OUTSTANDING R6 SHARES
	Edward Jones For the Benefit of Customers 12555 Manchester Road Saint Louis, MO 63131	65.51%
	Vallee & Co C/O Reliance Trust Company BD1N - Attn: MF 4900 West Brown Deer Road Milwaukee, WI 53223	8.25%
	Mitra & Co C/O Reliance Trust Company BD1N - Attn: MF 4900 West Brown Deer Road Milwaukee, WI 53223	6.67%
	Willard Umphrey 55 Old Bedford Road Lincoln, MA 01773	8.25%
PEAR TREE POLARIS INTERNATIONAL OPPORTUNITIES FUND	NAME AND ADDRESS	% OF OUTSTANDING ORDINARY SHARES
	John W. Pierce 114 Range Road Concord, MA 01742	46.26%
	Catherine C. Cowart 360 Hascall Road Atlanta, GA 30309	51.86%
		% OF OUTSTANDING INSTITUTIONAL SHARES
	Leon Okurowski 294 Elm Street Concord, MA 01742	64.32%
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PEAR TREE POLARIS INTERNATIONAL OPPORTUNITIES FUND	NAME AND ADDRESS	% OF OUTSTANDING ORDINARY SHARES
	Willard Umphrey 55 Old Bedford Road Lincoln, MA 01773	29.32%
		% OF OUTSTANDING R6 SHARES
	Willard Umphrey 55 Old Bedford Road Lincoln, MA 01773	34.23%
	Polaris Capital Management, LLC 121 High Street Boston, MA 02110	33.57%
	Bernard Horn, Jr, & Lorraine Horn 99 Beaver Road Reading, MA 01867	20.84%
	Leon Okurowski 294 Elm Street Concord, MA 01742	6.46%
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THE MANAGER AND THE SUB-ADVISERS
The Manager
The Manager is an affiliate of U.S. Boston Capital Corporation, the Pear Tree Funds’ Distributor, which is a wholly owned subsidiary of U.S. Boston Corporation. Willard L. Umphrey, CFA, President and Trustee of the Trust, Leon Okurowski, Treasurer of the Trust, individually and jointly with their spouses, together own 100 percent of the Manager’s outstanding voting securities. Messrs. Umphrey and Okurowski also are affiliates of U.S. Boston Capital Corporation.
The Management Contract
Under the terms of the management agreement (the “Management Contract”), the Manager may, subject to the approval of the Trustees, manage a Pear Tree Fund itself or select a sub-adviser to manage the Fund. In the latter case, the Manager monitors the Sub-Advisers’ investment program and results, reviews brokerage matters, oversees compliance by the Pear Tree Funds with various federal and state statutes and the Pear Tree Funds’ own investment objectives, policies, and restrictions and carries out the directives of the Trustees. In each case, the Manager also provides the Pear Tree Funds with office space, office equipment, and personnel necessary to operate and administer the Pear Tree Funds’ business, and it provides general management and administrative services to the Pear Tree Funds, including overall supervisory responsibility for the management and investment of the Pear Tree Funds’ securities portfolios and for the provision of services by third parties such as the Pear Tree Funds’ custodian.
The Management Contract continues in force from year to year, but only so long as its continuance is approved at least annually by (i) vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not “interested persons” (as defined in the 1940 Act) of the Manager or the Pear Tree Funds, and by (ii) either the majority vote of all the Trustees or the vote of a majority of the outstanding voting securities of each Pear Tree Fund. The Management Contract automatically terminates on assignment and is terminable on 60 days’ written notice by either party.
In addition to the management fee, the Pear Tree Funds pay all expenses not assumed by the Manager, including, without limitation, fees and expenses of the Trustees, interest charges, taxes, brokerage commissions, expenses of issue or redemption of shares, fees and expenses of registering and qualifying the Trust and shares of the respective Pear Tree Funds for distribution under federal and state laws and regulations, charges of custodians, auditing and legal expenses, expenses of determining net asset value of the Pear Tree Funds’ shares, reports to shareholders, expenses of meetings of shareholders, expenses of printing and mailing Prospectuses and proxies to existing shareholders, and their proportionate share of insurance premiums and professional association dues or assessments.
Pear Tree Fund expenses generally are allocated among and charged to the assets of the respective the Pear Tree Funds, and then further allocated between the classes thereof in accordance with the Pear Tree Funds’ Multi-class Plan pursuant to Rule 18f-3 under the 1940 Act (the “18f-3 Plan”). Allocations for most expenses are based on the relative net assets of each Pear Tree Fund and each class. Certain expenses attributable to a specific Pear Tree Fund or a specific class of a Pear Tree Fund are allocated to that Pear Tree Fund and class. In addition, the Trustees have approved expense sharing arrangements for certain direct costs of Pear Tree Advisors, Inc. associated with providing regulatory and compliance services to the Pear Tree Funds. For the twelve months ended March 31, 2023, the Trustees have approved shared direct costs in an aggregate amount of $264,216. Certain indirect costs of other regulatory and compliance services provided to Pear Tree Funds by Pear Tree Advisors, Inc. acting in its role as co-administrator to the Pear Tree Funds are included in the amounts paid by the Pear Tree Funds pursuant to its fund administration agreement with Pear Tree Advisors, Inc. See “Other Service Providers to the Pear Tree Funds-Co-Administrators,” below. The Pear Tree Funds are also responsible for such non-recurring expenses as may arise, including litigation in which the Pear Tree Funds may be a party, and other expenses as determined by the Trustees. The Pear Tree Funds may have an obligation to indemnify their officers and Trustees with respect to such litigation.
The Pear Tree Funds and the Manager have received an exemptive order from the SEC that permits the Manager, subject to certain conditions, to enter into or amend an agreement with a Sub-Adviser (an “Advisory Contract”) without obtaining shareholder approval. With Trustee approval, the Manager may employ a new Sub-Adviser for a Pear Tree Fund, change the terms of the Advisory Contracts, or enter into new Advisory Contracts with an unaffiliated Sub-Adviser. The Manager retains ultimate responsibility to oversee the Sub-Advisers and to recommend their hiring, termination, and replacement. Shareholders of a Pear Tree Fund continue to have the right to terminate the Advisory
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Contract applicable to that Pear Tree Fund at any time by a vote of the majority of the outstanding voting securities of the Pear Tree Fund. Shareholders will be notified of any Sub-Adviser changes or other material amendments to an Advisory Contract that occurs under these arrangements.
As compensation for services rendered, each Pear Tree Fund, other than Small Cap Fund, Environmental Opportunities Fund, and International Opportunities Fund, pays the Manager a monthly management fee at the annual rate of 1.00 percent of the average daily net assets. As compensation for services rendered, Small Cap Fund pays the Manager a monthly management fee at an annual rate of 0.80 percent of average daily net assets and Environmental Opportunities Fund and International Opportunities Fund pays the Manager a monthly management fee at an annual rate of 0.90 percent of average daily net assets.
The Manager received fees for services rendered for the three most recently ended fiscal years as follows:
Fund Name	2021	2022	2023
Pear Tree Polaris Small Cap Fund	$587,078	$746,488	$627,273
Pear Tree Quality Fund	$1,573,254(1)	$2,079,506(1)	$1,779,306(1)
Pear Tree Essex Environmental Opportunities Fund	-%	$412,218(2)	$710,201(2)
Pear Tree Axiom Emerging Markets World Equity Fund	$1,040,646 (3)	$1,124,394(3)	$755,658(3)
Pear Tree Polaris Foreign Value Fund	$33,113,912(4)	$43,346,116(4)	$34,989,630(4)
Pear Tree Polaris Foreign Value Small Cap Fund	$7,249,848(5)	$11,746,654(5)	$10,214,143(5)
Pear Tree Polaris International Opportunities Fund	$170,970	$227,921	$215,119

(1)
Includes waiver by the Manager of its management fee in the amount of $476,341 for fiscal year 2021, $727,253 for fiscal year 2022, and $577,153 for the fiscal year 2023.

(2)
Includes waiver by the Manager of its management fee in the amount of $41,227 for the fiscal period (September 1, 2021- March 31, 2022) and $71,020 for fiscal year 2023.

(3)
Includes waiver by the Manager of its management fee in the aggregate amount of $228,940 for fiscal year 2021, $247,367 for fiscal year 2022, and $166,245 for the fiscal year 2023

(4)
Includes waiver by the Manager of its management fee in the aggregate amount of $3,311,391 for fiscal year 2021, $4,334,611 for fiscal year 2022, and $3,498,963 for the fiscal year 2023

(5)
Includes waiver by the Manager of its management fee in the aggregate amount of $724,985 for fiscal year 2021, $1,174,666 for fiscal year 2022, and $1,021,414 for the fiscal year 2023.

A discussion regarding the basis for the Trustees’ approval of the Management Contract and each Advisory Contract relating to a Pear Tree Fund was included in the Pear Tree Fund’s semi-annual report to shareholders for the period ended September 30. You can request the Pear Tree Fund’s most recent annual and semi-annual reports free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, or by contacting a Pear Tree Fund representative at 1-800-326-2151. The reports are also available, free of charge, on www.peartreefunds.com.
Fee Waivers/Expense Limitations.
Pear Tree Quality Fund
The Manager has agreed until July 31, 2024 to waive such portion of the management fees that it would otherwise receive under its agreement with Pear Tree Funds for serving as investment manager to Quality Fund, such that the aggregate management fee that the Manager would receive during the waiver period for serving as the investment manager of Quality Fund would be calculated using (a) an annual rate of 0.75 percent for the first $125 million of Quality Fund’s net assets, and (b) an annual rate of 0.50 percent for Quality Fund’s net assets in excess of $125 million. This fee waiver only may be terminated with the approval of the Trustees.
The Manager also has contractually agreed until July 31, 2024 to reimburse such portion of the expenses of Quality Fund attributable to Institutional Shares such that “Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement” with respect to Institutional Shares, other than extraordinary expenses, is not greater than 0.79 percent of Quality Fund’s net assets attributable to Institutional Shares. The aggregate expenses of Quality Fund with respect to Ordinary and R6 Shares remain unchanged. This fee waiver only may be terminated with the approval of the Trustees.
For the fiscal year ended March 31, 2023, the Manager waived its management fee and reimbursed Quality Fund for its expenses in the aggregate amount of $597,575.
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Pear Tree Essex Environmental Opportunities Fund
The Manager has contractually agreed until July 31, 2024 to reimburse such portion of the expenses of the Essex Environmental Opportunities Fund attributable to Ordinary Shares such that “Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement” with respect to Ordinary Shares, Institutional Shares and R6 Shares, excluding AFFE and extraordinary expenses, is not greater than 1.24 percent of the Fund’s net assets attributable to Ordinary Shares, 0.99 percent of the Fund’s net assets attributable to Institutional Shares, and 0.95 percent of the Fund’s net assets attributable to R6 Shares.
For the fiscal year ended March 31, 2023, the Manager waived its management fee and reimbursed Environmental Opportunities Fund for its expenses in the aggregate amount of $175,073.
Pear Tree Axiom Emerging Markets World Equity Fund
The Manager has contractually agreed until July 31, 2024 to waive such portion of the management fees that it would otherwise receive under its agreement with Pear Tree Funds for serving as investment manager to Emerging Markets Fund, such that the aggregate management fee that the Manager would receive during the waiver period for serving as the investment manager of Emerging Markets Fund would be calculated using (a) an annual rate of 0.78 percent if Emerging Markets Fund’s net assets are up to $300 million, (b) an annual rate of 0.83 percent if Emerging Markets Fund’s net assets are between $300 million and $600 million, and (c) an annual rate of 0.88 percent if Emerging Markets Fund’s net assets are in excess of $600 million. This fee waiver only may be terminated with the approval of the Trustees.
The Manager also has contractually agreed until July 31, 2024 to reimburse such portion of the expenses of Emerging Markets Fund attributable to R6 Shares such that “Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement” with respect to R6 Shares, other than extraordinary expenses, is not greater than 0.99 percent of Emerging Markets Fund’s net assets attributable to R6 Shares. This expense reimbursement agreement only may be terminated with the approval of the Trustees. The aggregate expenses of Emerging Markets Fund with respect to Ordinary and Institutional Shares remain unchanged.
For the fiscal year ended March 31, 2023, the Manager waived its management fee and reimbursed Emerging Markets Fund for its expenses in the aggregate amount of $167,848.
Pear Tree Polaris Small Cap Fund
The Manager is contractually obligated to assume expenses of Pear Tree Polaris Small Cap Fund, if necessary, in order to reduce its total expenses to no more than 2.00 percent of average daily net assets for any fiscal year. This agreement limits expenses at the fund level and not at the individual share class level. Accordingly, the fees of any individual class may be higher than the expense limitation because the expense limit calculation adds the expenses of the different classes together and then divides that number by the total average net assets of the Pear Tree Fund. Expenses eligible for reimbursement under all applicable expense limitations do not include interest, taxes, brokerage commissions or extraordinary expenses. As a result, and as indicated above, total expenses may be higher than the expense limitation applicable for the Pear Tree Fund. No such reductions in compensation were necessary for the fiscal year ended March 31, 2023.
Pear Tree Polaris Foreign Value Fund; Pear Tree Polaris Foreign Value Small Cap Fund
The Manager has contractually agreed until July 31, 2024 to waive such portion of the management fees that it would otherwise receive under its agreement with Pear Tree Funds for serving as investment manager to each of Foreign Value Fund and Foreign Value Small Cap Fund such that the aggregate management fee that the Manager would receive during the waiver period for serving as the investment manager of each of Foreign Value Fund and Foreign Value Small Cap Fund would be calculated using an annual rate of 0.90 percent of the Fund’s net assets. This fee waiver with respect to either Fund only may be terminated with the approval of the Trustees.
For the fiscal year ended March 31, 2023, the Manager waived its management fee and reimbursed Foreign Value Fund and Foreign Value Small Cap Fund for its expenses in the aggregate amount of $3,908,440 and $1,021,414, respectively.
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Pear Tree Polaris Foreign Value Fund
The Manager has contractually agreed until July 31, 2024 to reimburse such portion of the expenses of Foreign Value Fund attributable to R6 Shares such that “Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement” with respect to R6 Shares, other than extraordinary expenses, is not greater than 0.94 percent of Foreign Value Fund’s net assets attributable to R6 Shares. This expense reimbursement agreement only may be terminated with the approval of the Trustees.
For the fiscal year ended March 31, 2023 the manager waived fees in the aggregate amount of $409,477. All share classes of Foreign Value Fund were included in the previous agreement.
Pear Tree Polaris International Opportunities Fund
The Manager has contractually agreed until September 30, 2024 to waive such portion of the management fees that it would otherwise receive under its agreement with Pear Tree Funds for serving as investment manager to International Opportunities Fund such that the aggregate management fee that the Manager would receive during the waiver period for serving as the investment manager of International Opportunities Fund would be calculated using an annual rate of 0.80 percent of International Opportunities Fund’s net assets. This fee waiver only may be terminated with the approval of the Trustees.
The Manager has contractually agreed until September 30, 2024 to reimburse International Opportunities Fund with respect to Institutional Shares for a portion of International Opportunities Fund’s net assets attributable to Institutional Shares in an amount equal to 0.10 percent per annum, provided that the amount of such reimbursement for such year shall not exceed the amount of the portion of International Opportunities Fund’s adjusted “Annual Fund Operating Expenses” attributable to Institutional Shares for that year, Adjusted “Annual Fund Operating Expenses” for a year means all International Opportunities Fund operating expenses for the year, other than management fees, distribution and services fees, AFFE and extraordinary expenses. This fee waiver only may be terminated with the approval of the Trustees.
The Manager has contractually agreed until September 30, 2024 to reimburse such portion of the expenses of International Opportunities Fund attributable to R6 Shares such that “Total Annual Fund Operating Expenses after Fee Waiver and/or Expense Reimbursement” with respect to R6 Shares, other than extraordinary expenses, is not greater than 0.99 percent of International Opportunities Fund’s net assets attributable to R6 Shares. This expense reimbursement agreement does not permit the Manager to recoup any amounts reimbursed by the Manager, and it only may be terminated with the approval of the Trustees.
Each of these waiver/expense reimbursement agreements took effect on August 1, 2023. As a result, the Manager did not waive any fees under these agreements during the fiscal year ended 2023.
All Funds
The Manager, in its capacity as transfer agent to Pear Tree Funds, has contractually agreed until July 31, 2023 for all Funds other than International Opportunities Fund and September 30, 2024 for International Opportunities Fund to waive such portion of the fees that it would otherwise receive for serving as transfer agent under its agreement with Pear Tree Funds such that the aggregate transfer agent fee with respect to Institutional Shares of each Fund would be calculated using an annual rate of 0.04 percent of the Fund’s net assets attributable to its Institutional Shares. This fee waiver with respect to any Fund only may be terminated with the approval of the Trustees. The aggregate transfer agent fee with respect to Ordinary Shares and R6 Shares, if any, of each Fund remains unchanged.
For the fiscal year ended March 31, 2023, the Manager, in its capacity as transfer agent, waived its transfer agency fee in the aggregate amount of $3,989,093.
No Recoupment
With respect to each expense reimbursement or fee waiver agreement described above, the Manager does not have a right to recoup from the applicable Pear Tree Fund, with the exception of Pear Tree Essex Environmental Opportunities Fund, amounts that it has waived or reimbursed under that agreement.
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Recoupment
The Manager has the right to recoup from Environmental Opportunities Fund amounts for certain expenses reimbursed by the Sub-adviser for the benefit of Environmental Opportunities Fund’s predecessor fund. Pursuant to Environmental Opportunities Fund’s expense reimbursement agreement, if the actual amount of Environmental Opportunities Fund expenses attributable to Institutional Shares and/or R6 Shares, determined as a percentage of Environmental Opportunities Fund’s net assets attributable to such share class, are less than the amount of Environmental Opportunities Fund expenses determined using the percentage reimbursement caps applicable to the Fund share classes, the Manager may recoup an amount up to the amount of such difference, provided that the amount of recoupment may not exceed the recoupment amounts due to the Sub-adviser from the predecessor fund, and the amount of recoupment does not cause Environmental Opportunities Fund’s expenses to exceed the percentage reimbursement caps applicable to the Fund share classes. In addition, the Manager shall not be entitled to any recoupment of reimbursed expenses at any time three years after such expenses had been reimbursed, and the Manager assigns its right to recoupment under Environmental Opportunities Fund’s expense reimbursement agreement to the Sub-adviser. The maximum amount that may be recouped by the Manager through August 31, 2023 is $195,335, and through August 31, 2024 is $145,592. No amounts were recouped by the Manager in the fiscal year ended March 31, 2023.
The Sub-Advisers
Pear Tree Quality Fund
Chartwell Investment Partners, LLC (“Chartwell”) 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312 serves as the Sub-Adviser to Pear Tree Quality Fund. Chartwell is a wholly owned subsidiary of Carillion Tower Advisers (a subsidiary of Raymond James Financial). On or about March 31, 2018, Chartwell replaced Columbia Partners, L.L.C. – Investment Management (“Columbia”) as sub-adviser to Quality Fund.
Pear Tree Essex Environmental Opportunities Fund
Essex Investment Management Company, LLC, located at 125 High Street, 18th Floor, Boston, MA 02110. The Adviser is controlled by Joseph C. McNay, Managing Member and Chairman of the Sub-Adviser.
Pear Tree Axiom Emerging Markets World Equity Fund
Axiom Investors LLC (“Axiom”), 33 Benedict Place, Greenwich, Connecticut 06830 serves as Sub-Adviser to Emerging Markets Fund. Axiom was founded on September 1, 1998 as an independent investment adviser by Andrew Jacobson. From its origins in 1998 as an investment adviser specializing in managing international equity portfolios, Axiom has evolved into a global investment management firm. Axiom manages international, global, small cap, and emerging market equities on behalf of our global institutional clients. Since its inception, Axiom has been independent and employee owned. On December 8, 2018, Axiom replaced PanAgora Asset Management, Inc. (“PanAgora“) as sub-adviser to Emerging Markets Fund.
Pear Tree Polaris Small Cap Fund, Pear Tree Polaris Foreign Value Fund, Pear Tree Polaris Foreign Value Small Cap Fund & Pear Tree Polaris International Opportunities Fund
Polaris Capital Management, LLC. (“Polaris”), 121 High Street, Boston, Massachusetts 02110 serves as Sub-Adviser to each of Small Cap Fund, Foreign Value Fund, Foreign Value Small Cap Fund, and International Opportunities Fund. Bernard R. Horn, Jr. is the majority owner and is thus a control person of Polaris. On January 1, 2015, Polaris replaced Columbia as the sub-adviser to Small Cap Fund. On November 15, 2019, Polaris replaced PNC Capital Advisors LLC ("PNC Capital") as sub-adviser to International Opportunities Fund.
Advisory Contracts
The Manager has an Advisory Contract relating to a Pear Tree Fund with the Sub-Adviser to that Fund. The terms of each Advisory Contract generally are the same. Pursuant to each Advisory Contract, the Sub-Adviser to the Pear Tree Fund furnishes an investment program for the Fund (except in the case of Pear Tree Quality Fund, in which the Manager selects the target portfolio), makes investment decisions on behalf of the Pear Tree Fund, places all orders for the purchase and sale of portfolio investments for the Pear Tree Fund’s account with brokers or dealers selected by such Sub-Adviser and may perform certain limited, related administrative functions in connection therewith.
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The Advisory Contract provides that it will continue in force for two years from its date, and from year to year thereafter, but only so long as its continuance is approved at least annually by (i) vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not “interested persons” (as defined in the 1940 Act) of the Sub-Adviser, the Manager or the Pear Tree Funds, and by (ii) either the majority vote of all of the Trustees or the vote of a majority of the outstanding voting securities of the Pear Tree Fund. The Advisory Contract may be terminated without penalty by vote of the Trustees or the shareholders of the Pear Tree Fund, or by the Manager on not less than 30 days’ written notice or more than 60 days’ written notice or by the Sub-Adviser on not less than 30 days’ or more than 60 days’ written notice. The Advisory Contract may be amended without a vote of the shareholders of the Pear Tree Fund. The Advisory Contract also terminates without payment of any penalty in the event of its assignment and in the event that for any reason the Management Contract between the Trust and the Manager terminates generally or terminates with respect to the Pear Tree Fund.
The Advisory Contract provides that the Sub-Adviser shall not be subject to any liability to the Pear Tree Funds or to the Manager or to any shareholder of the Pear Tree Funds for any act or omission in the course of or connected with the rendering of services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties on the part of the Sub-Adviser.
For services rendered, the Manager pays to the Sub-Adviser of the Pear Tree Fund a fee based on a percentage of the average daily total net assets of the Pear Tree Fund. The fee for each Pear Tree Fund is determined separately.
Currently, the contractually stated fees to be paid by the Manager to the Sub-Advisers are as follows:
Advisory Fee Rates
Pear Tree Polaris Small Cap Fund	0.25% of the first $100 million, 0.30% of amounts in excess $100 million but less than $200 million and 0.325% of amounts in excess of $200 million of average daily total net assets.
Pear Tree Quality Fund	$90,000 per year
Pear Tree Essex Environmental Opportunities Fund	0.38%
Pear Tree Axiom Emerging Markets World Equity Fund (effective December 8, 2018)	0.35% of the first $100 million 0.40% of amounts in excess of $100 million but less than $200 million and 0.45% of assets in excess of $200 million of average daily net assets
Pear Tree Polaris Foreign Value Fund*	0.35% of the first $35 million, 0.40% of amounts in excess of $35 million but less than $200 million and 0.50% of assets in excess of $200 million of average daily total net assets
Pear Tree Polaris Foreign Value Small Cap Fund**	0.35% of the first $35 million, 0.40% of amounts in excess of $35 million but less than $200 million and 0.50% of assets in excess of $200 million of average daily total net assets
Pear Tree Polaris International Opportunities Fund***	0.30% of the first $35 million, 0.35% of amounts in excess of $35 million but less than $200 million and 0.45% of amounts in excess of $200 million of average daily total net assets.

*
Until September 30, 2024, or the Trustees terminate the management fee waiver with respect to Foreign Value Fund, the Sub-Adviser has agreed to waive its fees such that the annual advisory fee rates are as follows: 0.30 percent of the first $35 million; 0.35 percent of amounts in excess of $35 million but less than $200 million; and 0.45 percent of assets in excess of $200 million of average daily total net assets.

**
Until September 30, 2024, or the Trustees terminate the management fee waiver with respect to Foreign Value Small Cap Fund, the Sub-Adviser has agreed to waive its fees such that the annual advisory fee rates are as follows: 0.30 percent of the first $35 million; 0.35 percent of amounts in excess of $35 million but less than $200 million; and 0.45 percent of assets in excess of $200 million of average daily total net assets.

***
Until September 30, 2024, or the Trustees terminate the management fee waiver with respect to International Opportunities Fund, the Sub-Adviser has agreed to waive its fees such that the annual advisory fee rates are as follows: 0.25 percent of the first $35 million; 0.30 percent of amounts in excess of $35 million but less than $200 million; and 0.40 percent of assets in excess of $200 million of average daily total net assets.

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For services rendered for the three most recently ended fiscal years, the applicable Sub-Adviser received fees of, as follows:
	Fiscal Years Ended March 31,
	Sub-Adviser	2021	2022	2023
Pear Tree Polaris Small Cap Fund	Polaris	$183,444	$233,281	$196,023
Pear Tree Quality Fund	Chartwell	$90,000	$90,000	$90,000
Pear Tree Essex Environmental Opportunities Fund	Essex	$25,291(4)	$156,661(3)	$269,877
Pear Tree Axiom Emerging Markets World Equity Fund	Axiom	$365,276	$398,325	$264,481
Pear Tree Polaris Foreign Value Fund	Polaris(1)	$16,339,456	$21,455,558	$17,277,316
Pear Tree Polaris Foreign Value Small Cap Fund	Polaris(2)	$3,407,424	$5,655,827	$4,889,572
Pear Tree Polaris International Opportunities Fund	Polaris(5)	$56,992	$75,974	$71,707

(1)
Amounts presented represent gross sub-advisory feed paid to Polaris. Of such gross amount, Polaris waived sub-advisory fees in the annual aggregate amount as follows: $1,655,696 in 2021, $2,167,306 in 2022 and $1,749,482 in 2023.

(2)
Amounts presented represent gross sub-advisory fees paid to Polaris. Of such gross amount, Polaris waived sub-advisory fees in the annual aggregate amount as follows: $362,492 in 2021, $587,333 in 2022 and $510,707 in 2023.

(3)
Amounts presented represent gross sub-advisory fees paid to Essex during the fiscal period September 1, 2021 to March 31, 2022.

(4)
Amounts presented represent gross sub-advisory fees paid to Essex by the Predecessor Fund. Of such gross amount, Essex waived sub-advisory fees in the annual aggregate amount as $145,592 in the fiscal year ended August 31, 2021.

(5)
Amounts presented represent gross sub-advisory fees paid to Polaris. None of the current fee waiver/expense reimbursement agreements was in effect prior to August 1, 2023.

Portfolio Managers
The portfolio managers for the Pear Tree Fund are listed below. In some instances, a portfolio manager manages other investment companies and/or investment accounts in addition to the Pear Tree Fund for which he or she serves as portfolio manager. The following tables show, as of March 31, 2023, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The tables also show the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.
Pear Tree Polaris Small Cap Fund — Polaris (as of March 31, 2023)
Portfolio Manager:	Category	Number of All Accounts	Total Assets of All Accounts* ($ M)	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee ($ M)
Bernard R. Horn, Jr.	Registered Investment Companies	7	$5,344	0	$0
	Other Pooled Investment Vehicles	6	$1,152	0	$0
	Other Accounts	24	$5,143	1	$132
Sumanta Biswas, CFA	Registered Investment Companies	7	$5,344	0	$0
	Other Pooled Investment Vehicles	6	$1,152	0	$0
	Other Accounts	24	$5,143	1	$132
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Portfolio Manager:	Category	Number of All Accounts	Total Assets of All Accounts* ($ M)	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee ($ M)
Bin Xiao, CFA	Registered Investment Companies	7	$5,344	0	$0
	Other Pooled Investment Vehicles	6	$1,152	0	$0
	Other Accounts	24	$5,143	1	$132
Jason M. Crawshaw	Registered Investment Companies	7	$5,344	0	$0
	Other Pooled Investment Vehicles	6	$1,152	0	$0
	Other Accounts	24	$5,143	1	$132

*
For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies, excluding Pear Tree Funds.

Pear Tree Quality Fund — Chartwell (as of March 31, 2023)
Portfolio Manager:	Category	Number of All Accounts	Total Assets of All Accounts*	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Mark D. Tindall, CFA	Registered Investment Companies	1	$226 million	None	$0
	Other Pooled Investment Vehicles	None	$0	None	$0
	Other Accounts	11	$352 million	None	$0

*
For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

Pear Tree Essex Environmental Opportunities Fund — Essex (as of March 31, 2023)
Portfolio Manager:	Category	Number of All Accounts	Total Assets of All Accounts* (in 000s)	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee (in 000s)
William H. Page	Registered Investment Companies	1	$75,422	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	136	$267,215	0	$0
Robert J. Uek	Registered Investment Companies	1	$75,422	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	136	$267,215	7	$0

*
For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

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Pear Tree Axiom Emerging Markets World Equity Fund — Axiom (as of March 31, 2023)
Portfolio Manager:	Category	Number of All Accounts	Total Assets of All Accounts* (in 000s)	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee (in 000s)
Andrew Jacobson, CFA	Registered Investment Companies	4	$691	0	$0
	Other Pooled Investment Vehicles	25	$9,901	2	$151
	Other Accounts	22	$6,557	9	$1,307
Jose Gerardo Morales, CFA	Registered Investment Companies	3	$167	0	$0
	Other Pooled Investment Vehicles	11	$4,631	0	$0
	Other Accounts	16	$2,907	9	$1,307
Andrew Yoon, CFA	Registered Investment Companies	2	$141	0	$0
	Other Pooled Investment Vehicles	4	$990	0	$0
	Other Accounts	4	$908	1	$48

*
For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies.

Pear Tree Polaris Foreign Value Fund — Polaris (as of March 31, 2023)
Portfolio Manager:	Category	Number of All Accounts	Total Assets of All Accounts* ($ M)	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee ($ M)
Bernard R. Horn, Jr.	Registered Investment Companies	7	$5,344	0	$0
	Other Pooled Investment Vehicles	6	$1,152	0	$0
	Other Accounts	24	$5,143	1	$132
Sumanta Biswas, CFA	Registered Investment Companies	7	$5,344	0	$0
	Other Pooled Investment Vehicles	6	$1,152	0	$0
	Other Accounts	24	$5,143	1	$132
Bin Xiao, CFA	Registered Investment Companies	7	$5,344	0	$0
	Other Pooled Investment Vehicles	6	$1,152	0	$0
	Other Accounts	24	$5,143	1	$132
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Portfolio Manager:	Category	Number of All Accounts	Total Assets of All Accounts* ($ M)	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee ($ M)
Jason M. Crawshaw	Registered Investment Companies	7	$5,344	0	$0
	Other Pooled Investment Vehicles	6	$1,152	0	$0
	Other Accounts	24	$5,143	1	$132
Pear Tree Polaris Foreign Value Small Cap Fund — Polaris (as of March 31, 2023)
Portfolio Manager:	Category	Number of All Accounts	Total Assets of All Accounts* ($ M)	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee ($ M)
Bernard R. Horn, Jr.	Registered Investment Companies	7	$5,344	0	$0
	Other Pooled Investment Vehicles	6	$1,152	0	$0
	Other Accounts	24	$5,143	1	$132
Sumanta Biswas, CFA	Registered Investment Companies	7	$5,344	0	$0
	Other Pooled Investment Vehicles	6	$1,152	0	$0
	Other Accounts	24	$5,143	1	$132
Bin Xiao, CFA	Registered Investment Companies	7	$5,344	0	$0
	Other Pooled Investment Vehicles	6	$1,152	0	$0
	Other Accounts	24	$5,143	1	$132
Jason M. Crawshaw	Registered Investment Companies	7	$5,344	0	$0
	Other Pooled Investment Vehicles	6	$1,152	0	$0
	Other Accounts	24	$5,143	1	$132

*
For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies excluding the Pear Tree Funds.

Pear Tree Polaris International Opportunities Fund — Polaris (as of March 31, 2023)
Portfolio Manager:	Category	Number of All Accounts	Total Assets of All Accounts * ($ M)	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee ($ M)
Sumanta Biswas, CFA	Registered Investment Companies	7	$5,344	0	$0
	Other Pooled Investment	6	$1,152	0	$0
	Other Accounts	24	$5,143	1	$132
SAI - 47

Portfolio Manager:	Category	Number of All Accounts	Total Assets of All Accounts * ($ M)	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee ($ M)
Bin Xiao, CFA	Registered Investment Companies	7	$5,344	0	$0
	Other Pooled Investment Vehicles	6	$1,152	0	$0
	Other Accounts	24	$5,143	1	$132
Jason M. Crawshaw	Registered Investment Companies	7	$5,344	0	$0
	Other Pooled Investment Vehicles	6	$1,152	0	$0
	Other Accounts	24	$5,143	1	$132

*
For registered investment companies, assets represent net assets of all open-end investment companies and gross assets of all closed-end investment companies excluding the Pear Tree Funds.

The following table shows the dollar range of shares of a Pear Tree Fund that were beneficially owned by each portfolio manager as of March 31, 2023.
Pear Tree Fund (Portfolio Manager)	Dollar Range of Equity Securities Owned
Pear Tree Polaris Small Cap Fund (Polaris)	None	$1 – $10,000	$10,001 – $50,000	$50,001 – $100,000	$100,001 – $500,000	$500,001 – $1,000,000	Over $1,000,000
Bernard R. Horn, Jr.							X
Sumanta Biswas, CFA	X
Bin Xiao, CPA	X
Jason M. Crawshaw						X
Pear Tree Quality Fund (Chartwell)	None	$1 – $10,000	$10,001 – $50,000	$50,001 – $100,000	$100,001 – $500,000	$500,001 – $1,000,000	Over $1,000,000
Mark D. Tindall, CFA	X
Pear Tree Essex Environmental Opportunities Fund (Essex)	None	$1 – $10,000	$10,001 – $50,000	$50,001 – $100,000	$100,001 – $500,000	$500,001 – $1,000,000	Over $1,000,000
William H. Page					X
Robert J. Uek	X
Pear Tree Axiom Emerging Markets World Equity Fund (Axiom)	None	$1 – $10,000	$10,001 – $50,000	$50,001 – $100,000	$100,001 – $500,000	$500,001 – $1,000,000	Over $1,000,000
Andrew Jacobson, CFA	X
Jose Gerardo Morales, CFA	X
Andrew Yoon, CFA	X
Pear Tree Polaris Foreign Value Fund (Polaris)	None	$1 – $10,000	$10,001 – $50,000	$50,001 – $100,000	$100,001 – $500,000	$500,001 – $1,000,000	Over $1,000,000
Bernard R. Horn, Jr.							X
Sumanta Biswas, CFA	X
Bin Xiao, CFA	X
SAI - 48

Pear Tree Fund (Portfolio Manager)	Dollar Range of Equity Securities Owned
Jason M. Crawshaw					X
Pear Tree Polaris Foreign Value Small Cap Fund (Polaris)	None	$1 – $10,000	$10,001 – $50,000	$50,001 – $100,000	$100,001 – $500,000	$500,001 – $1,000,000	Over $1,000,000
Bernard R. Horn, Jr.							X
Sumanta Biswas, CFA							X
Bin Xiao, CFA					X
Jason M. Crawshaw					X
Pear Tree Polaris International Opportunities Fund (Polaris)	None	$1 – $10,000	$10,001 – $50,000	$50,001 – $100,000	$100,001 – $500,000	$500,001 – $1,000,000	Over $1,000,000
Sumanta Biswas, CFA					X
Bin Xiao, CFA					X
Jason M. Crawshaw					X
Conflicts of Interest
It is possible that conflicts of interest may arise in connection with a portfolio managers’ management of the Pear Tree Fund’s investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Pear Tree Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between the Pear Tree Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Pear Tree Fund. In some cases, another account managed by a portfolio manager may compensate the investment sub-adviser based on the performance of the securities held by that account. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons.
Sub-Adviser Compensation Structure and Method Used to Determine Compensation
Chartwell
The compensation paid to a Chartwell portfolio manager and analyst consists of base salary, annual bonus, and an annual profit-sharing contribution to the firm’s retirement plan.
A portfolio manager’s and analyst’s base salary is determined by Chartwell’s Compensation Committee and is reviewed at least annually. A portfolio manager’s and analyst’s experience, historical performance, and role in firm or product team management are the primary considerations in determining the base salary. Industry benchmarking is utilized by the Compensation Committee on an annual basis.
Annual bonuses are determined by the Compensation Committee based on a number of factors. The primary factor is a performance-based compensation schedule that is applied to all accounts managed by a portfolio manager within a particular investment product and is not specific to any one account. The bonus is calibrated based on the gross composite performance of such accounts versus the appropriate benchmark and peer group rankings. Portfolio construction, sector and security weighting, and performance are reviewed by the Compliance Committee and Compensation Committee to prevent a manager from taking undue risks. Additional factors used to determine the annual bonus include the portfolio manager’s contribution as an analyst, product team management, and contribution to the strategic planning and development of the investment group as well as the firm. For employee retention purposes, if an individual employee’s bonus exceeds $50,000 for a given year, an amount equal to 25% of the bonus is deferred and paid 3 years after the initial pay date.
SAI - 49

Chartwell also provides a profit sharing and 401(k) plan for all employees. The annual profit-sharing contribution and/or matching contribution from Chartwell is discretionary and based solely on the profitability of the firm.
Essex
Essex’s yearly investment performance drives the Portfolio Managers’ incentive portion (“bonus”) of their compensation package. The Portfolio Managers’ bonus is based on their respective portfolios’ absolute, relative, and risk-adjusted performance over a one- and three-year time period. 75% of the evaluation is based on the pre-tax performance of the portfolios and 25% is based on teamwork, communication, and other subjective criteria.
As an added retention mechanism, Essex also offers ownership to both existing and prospective employees. Essex envisions granting ownership as an additional incentive to the employees who contribute greatest to the firm’s future success.
Finally, Essex is committed to using a fundamental team approach and culture that encourages continuity among its investment professionals and makes a conscious effort to reward its team members accordingly.
The Portfolio Managers may also carry on investment activities for their own account(s) and/or the accounts of immediate family members.
Axiom
Axiom ties compensation to investment performance. The firm also engages an independent third-party consultant to evaluate its compensation practices.
Portfolio manager compensation comprises base salary, health and dental benefits, equity partnership (all portfolio managers are partners), 401k match, and discretionary bonus. A percentage of the bonus is in the form of deferred compensation on a vesting schedule.
Polaris
All cash flow earned by the firm is distributed to personnel annually in the form of a salary, bonus, retirement plan contribution or equity compensation. Each employee receives a salary and possible discretionary year-end bonus depending on the overall performance and profitability of the firm. Cash flow in excess of operating expenses earned by the firm is distributed to personnel annually. At the senior level, bonuses range from 0 percent to unlimited upside as base salary is kept at a minimum. A typical bonus at this level may be more than 75 percent of base salary. The recognition and retention of firm personnel is supported by the fact that the bonus is based on annual firm profits, which are a function of assets under management, and therefore, performance. There is no formal split between specific performance targets and subjective criteria. The firm seeks to attract best-of-breed personnel and expects compensation of employees to be better than that of peer groups over time. In addition to base salary and bonuses, the firm offers additional incentives for staff, which may include equity ownership or equity-based compensation.
SAI - 50

DISTRIBUTOR AND DISTRIBUTION PLAN
Distributor
U.S. Boston Capital Corporation, 55 Old Bedford Road, Suite 202, Lincoln, MA 01773 (“Distributor”), a Massachusetts corporation organized April 23, 1970, is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”) and a member of the Financial Industry Regulatory Authority (“FINRA”). The Distributor is an affiliate of the Manager by virtue of being under common ownership with the Manager. The Distributor acts as the principal distributor of the Pear Tree Funds’ shares pursuant to a written agreement (“Distribution Agreement”). Under the Distribution Agreement, the Distributor is not obligated to sell any specific amount of shares of the Pear Tree Funds and will purchase shares for resale only against orders for shares. The Distribution Agreement requires the Distributor to use its best efforts to secure purchasers for shares of the Pear Tree Funds.
Distribution Plan
Each Pear Tree Fund has adopted a distribution plan (the “12b-1 Plan”) on behalf of its Ordinary Shares pursuant to Rule 12b-1 under the 1940 Act to pay for the marketing and distribution of the Pear Tree Fund’s Ordinary Shares including all expenses of preparing, printing and distributing advertising and sales literature and for services provided to shareholders of the Pear Tree Fund’s Ordinary shares. The fee is not directly tied to the Distributor’s expenses. If expenses exceed the Distributor’s fees, the Pear Tree Fund is not required to reimburse the Distributor for excess expenses; if the Distributor’s fees exceed the expenses of distribution, the Distributor may realize a profit.
Each Pear Tree Fund pays the Distributor a monthly fee at the annual rate of 0.25 percent of the average daily net asset value of the Pear Tree Fund’s Ordinary Shares held in shareholder accounts opened during the period the 12b-1 Plan is in effect, as determined at the close of each business day during the month.
For the fiscal year ended March 31, 2023, the Pear Tree Funds paid to the Distributor fees pursuant to the 12b-1 Plan in the following amounts:
Ordinary Shares
Pear Tree Polaris Small Cap Fund	$173,368
Pear Tree Quality Fund	$288,338
Pear Tree Essex Environmental Opportunities Fund	$24,753
Pear Tree Axiom Emerging Markets World Equity Fund	$173,509
Pear Tree Polaris Foreign Value Fund	$897,872
Pear Tree Polaris Foreign Value Small Cap Fund	$357,956
Pear Tree Polaris International Opportunities Fund	$265
Rule 12b-1 provides that any payments made by an investment company to a distributor must be made pursuant to a written plan describing all material aspects of the proposed financing of distributions and that all agreements with any person relating to implementation of the 12b-1 Plan must be in writing. Continuance of the 12b-1 Plan and the Distribution Agreement is subject to annual approval by a vote of the Trustees, including a majority of the Trustees who are not “interested persons” of the Pear Tree Funds and have no direct or indirect financial interest in the operation of the plan or related agreements (“Qualified Trustees”), cast in person at a meeting called for the purpose. The 12b-1 Plan may be terminated as to a Pear Tree Fund by the vote of a majority of the Qualified Trustees, or by the vote of a majority of the outstanding voting securities of the Pear Tree Fund. All material amendments to the 12b-1 Plan as they relate to a Pear Tree Fund must be approved by the Qualified Trustees and any amendment to increase materially the amount to be spent pursuant to the 12b-1 Plan must be approved by the vote of a majority of the outstanding voting securities of the Pear Tree Fund. The Trustees review quarterly a written report of the amounts so expended and the purposes for which such expenditures were made. The 12b-1 Plans also terminate automatically upon assignment.
SAI - 51

Marketing and Intermediary Support Payments/Revenue Sharing Arrangements.
In addition to payments made by the Pear Tree Funds to the Distributor under the 12b-1 Plan, to support distribution and servicing efforts, the Manager may make payments to certain intermediaries or their affiliates, including the Distributor out of its own assets and not the Pear Tree Funds’ assets.
In this regard, the Manager currently pays the Distributor a monthly fee at the annual rate of up to (a) 0.30 percent of the average net asset value of Institutional Shares and R6 Shares of the Pear Tree Funds held by shareholder accounts for which certain employee sales agents of the Distributor are named as broker-of-record, and (b) 0.25 percent of the average net asset value of Ordinary Shares of the Pear Tree Funds held by shareholder accounts for which certain employee sales agents of the Distributor are named as broker-of-record. In addition, the Manager may pay, as needed, additional amounts to support distribution and servicing efforts.
The Manager also maintains the discretion to pay fees out of its own assets to unaffiliated brokers in excess of the amount paid out to such brokers by the Distributor pursuant to the 12b-1 Plan as a condition of such unaffiliated brokers agreeing to sell shares of the Pear Tree Funds. In this regard, the Manager has established arrangements for the Pear Tree Funds to be included on platforms or “supermarkets” sponsored by a number of unaffiliated brokers. Participation in these systems generally involves fixed set-up fees and ongoing fees based upon the higher of either a percentage of assets (up to 0.40 percent under certain current arrangements) in the subject Pear Tree Fund(s) maintained through the platform or a flat fee. Such fees are first paid out of fees received by the Distributor pursuant to the 12b-1 Plan, to the extent applicable to a class of the Pear Tree Funds, and any remainder is paid by the Manager out of its own assets (and not the Pear Tree Funds’ assets).
The Manager and the Distributor (“Pear Tree Affiliates”) make these payments from their own resources (and not out of the assets of the Pear Tree Funds), which include resources that derive from compensation for providing services to the Pear Tree Funds. Such additional payments are not reflected in and do not change the expenses paid by investors for the purchase of a share of the Pear Tree Funds as set forth in the “Fees and Expenses” table in the Prospectus. These additional payments are described below. The Pear Tree Funds, the Manager and the Sub-Advisers do not consider an intermediary’s sales of Pear Tree Fund shares as a factor when choosing brokers or dealers to effect portfolio transactions for the Pear Tree Funds.
No dealer compensation is paid from fund assets on sales of R6 Shares. R6 Shares do not carry sales commissions, pay Rule 12b-1 fees, or make payments to financial intermediaries to assist in the Distributor’s efforts to promote the sale of Pear Tree Fund shares. Neither the Manager nor its affiliates make any type of administrative or service payments in connection with investments in R6 Shares.
A financial intermediary’s receipt of additional compensation may create conflicts of interest between the financial intermediary and its clients. Each type of payment discussed below may provide your financial intermediary with an economic incentive to actively promote the Pear Tree Funds over other mutual funds or cooperate with the Distributor’s promotional efforts. The receipt of additional compensation for Pear Tree Affiliates may be an important consideration in a financial intermediary’s willingness to support the sale of Pear Tree Fund shares through the financial intermediary’s distribution system. Pear Tree Affiliates are motivated to make the payments described above since they promote the sale of Fund shares and the retention of those investments by clients of financial intermediaries. In certain cases, these payments could be significant to the financial intermediary. The financial intermediary may charge additional fees or commissions other than those disclosed in the Prospectus. Financial intermediaries may categorize and disclose these arrangements differently than Pear Tree Affiliates do. To the extent financial intermediaries sell more shares of the Pear Tree Funds or retain shares of the Pear Tree Funds in their clients’ accounts, Pear Tree Affiliates benefit from the incremental management and other fees paid to Pear Tree Affiliates by the Pear Tree Funds with respect to those assets.
Administrative and Processing Support Payments.
Pear Tree Affiliates also may make payments to certain financial intermediaries that sell Pear Tree Fund shares for certain administrative services, including record keeping and sub-accounting shareholder accounts, to the extent that the Pear Tree Funds do not pay for these costs directly. Pear Tree Affiliates also may make payments to certain financial intermediaries that sell Fund shares in connection with client account maintenance support, statement preparation and transaction processing. The types of payments that Pear Tree Affiliates may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a financial intermediary, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a financial intermediary’s mutual fund trading system.
SAI - 52

The same financial intermediary may receive payments under more than one arrangement described herein. Many financial intermediaries that sell shares of the Pear Tree Fund receive one or more types of these payments. A Pear Tree Affiliate negotiates these arrangements individually with financial intermediaries and the amount of payments and the specific arrangements may differ significantly.
As of July 1, 2023, the Manager anticipates that the following financial intermediaries or their affiliates may receive revenue sharing payments as described in the Prospectus and this SAI:
Ameriprise Financial
Ascensus/EFC Financial Services
Benefit Plans Administrative Services
BMO Harris Bank
BNY Mellon
Charles Schwab & Co., Inc.
Edward Jones
Fidelity Institutional Operations Co
GWFS Equities, Inc.
Goldman, Sachs & Co
John Hancock
J.P. Morgan
LPL Financial LLC
Merrill Lynch
Morgan Stanley Smith Barney
MSCS Financial Services
National Financial Services LLC
Nationwide Financial Services
Pershing LLC
Raymond James Assoc.
Reliance Trust Company
T Rowe Price
TD Ameritrade
Trust Company of America/TC Advisors Network
SEI Private Trust
UBS Financial Services
U.S. Bank N.A.
Vanguard Brokerage Services
Vanguard Retirement Services
Voya Retirement Insurance and Annuity Company
SAI - 53

Please contact your financial intermediary for details about any payment it receives from Pear Tree Affiliates or the Pear Tree Funds, as well as about fees and/or commissions it charges.
SAI - 54

Other service providers to the PEAR TREE FundS
Custodian
UMB Bank n.a. (the “Custodian”) is the custodian of the Pear Tree Funds’ securities and cash. The Custodian is not affiliated with the Manager. The Custodian’s responsibilities include safekeeping and controlling the Pear Tree Funds’ cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on the Pear Tree Funds’ investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value of each class of shares of each Pear Tree Fund. The Custodian does not determine the investment policies of any Pear Tree Fund or decide which securities a Pear Tree Fund will buy or sell. The Pear Tree Funds may, however, invest in securities of the Custodian and may deal with the Custodian as principal in securities transactions. Custodial services are performed at the Custodian’s office at 928 Grand Boulevard, 5th Floor, Kansas City, Missouri 64106.
Co-Administrators
Pear Tree Advisors, Inc. (the “PT CO-Administrator”) serves as a co-administrator to the Pear Tree Funds and provides certain administrative services to the Pear Tree Funds under an Administration Agreement. Pursuant to the Administration Agreement, each Pear Tree Fund shall pay to the PT CO-Administrator an annual fee of 0.03% of net assets for which the manager acts as a co-administrator. For the fiscal year ended March 31, 2023, the PT CO-Administrator has received fees in the amount of $1,518,869. Fund administration services are performed at the PO CO-Administrator’s offices at 55 Old Bedford Road, Suite 202, Lincoln, Massachusetts 01773.
UMB Fund Services, Inc. (the “UMB CO-Administrator”) also serves as a co-administrator to the Pear Tree Funds and provides certain other administrative services to the Pear Tree Funds pursuant to an agreement. The UMB CO-Administrator is not affiliated with the Manager. Fund administration services are performed at the UMB CO-Administrator’s offices at 235 West Galena Street, Milwaukee, Wisconsin 53212.
Transfer Agent
Pear Tree Institutional Services (“Transfer Agent”), a division of the Manager, is the transfer agent and dividend disbursing agent for each Pear Tree Fund. Account balances and other shareholder inquiries can be directed to the Transfer Agent at 800-326-2151. The Transfer Agent receives a base fee of 0.16 percent of average total net asset value of each class of shares of each Pear Tree Fund, other than R6 Shares. With respect to R6 Shares, the Transfer Agent receives a base fee of 0.01 percent of average total net asset value of a Pear Tree Fund attributable to R6 Shares. The Transfer Agent is also reimbursed for out of pocket expenses and for other services approved by the Trustees.
All mutual fund transfer, dividend disbursing, and shareholder services activities are performed at the offices of the Transfer Agent, 55 Old Bedford Road, Suite 202, Lincoln, Massachusetts 01773. In certain instances, other intermediaries may perform some or all of the transaction processing, recordkeeping or shareholder services which would otherwise be provided by Transfer Agent. The Transfer Agent or its affiliates may make payments, out of their own assets, to intermediaries, including those that sell shares of each Pear Tree Fund, for transaction processing, recordkeeping or shareholder services (up to 0.25 percent under certain current arrangements).
For example, Pear Tree Fund shares may be owned by certain intermediaries for the benefit of their customers. Because the Transfer Agent often does not maintain Pear Tree Fund accounts for shareholders in those instances, some or all of the recordkeeping services for these accounts may be performed by intermediaries. In addition, retirement plans may hold Fund shares in the name of the plan, rather than in the name of the participant. Plan record keepers, who may have affiliated financial intermediaries who sell shares of the Pear Tree Funds, may, at the discretion of a retirement plan’s named fiduciary or administrator, be paid for providing services that would otherwise have been performed by the Transfer Agent or an affiliate. Payments may also be made to plan trustees to defray plan expenses or otherwise for the benefit of plan participants and beneficiaries. For certain types of tax-exempt plans, payments may be made to a plan custodian or other entity which holds plan assets. Payments may also be made to offset charges for certain services such as plan participant communications, provided by the Transfer Agent or an affiliate or by an unaffiliated third party.
Further, subject to the approval of the Trustees, the Transfer Agent or the Pear Tree Funds may from time to time appoint a sub-transfer agent for the receipt of purchase and sale orders and funds from certain investors.
SAI - 55

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP, is the independent registered public accounting firm for each Pear Tree Fund. The independent registered public accounting firm conducts an annual audit of the Pear Tree Funds’ financial statements, assists in the preparation of federal and state income tax returns and consults with the Pear Tree Funds as to matters of accounting and federal and state income taxation.
The Pear Tree Funds’ financial statements for the fiscal year ended March 31, 2023, and report of the independent registered public accounting firm in the Pear Tree Funds’ Annual Report are incorporated herein by reference.
Counsel to the Independent Trustees and the Funds
Sullivan & Worcester LLP, One Post Office Square, Boston, Massachusetts 02109, serves as counsel to Pear Tree Funds and the Independent Trustees.
SAI - 56

PORTFOLIO TRANSACTIONS
Investment Decisions.
Investment decisions for each Pear Tree Fund are made by the Manager or the Sub-Adviser to such Fund with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling the security. In some instances, one client may sell a particular security to another client. It also happens that two or more clients simultaneously buy or sell the same security, in which event each day’s transactions in such security are, insofar as possible, allocated between such clients in a manner designed to be equitable to each, taking into account among other things the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.
Brokerage and Research Services.
Transactions on stock exchanges and other agency transactions involve the payment by a Pear Tree Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by a Pear Tree Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid includes a disclosed, fixed commission or discount retained by the underwriter or dealer.
All orders for the purchase and sale of portfolio securities for each Pear Tree Fund are placed, and securities for the Pear Tree Fund bought and sold, through a number of brokers and dealers. In so doing, the Manager or Sub-Adviser for the Pear Tree Fund uses its best efforts to obtain for the Pear Tree Fund the most favorable price and execution available, except to the extent that it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, the Manager or Sub-Adviser, having in mind the Pear Tree Fund’s best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions.
It has for many years been common practice in the investment advisory business for sub-advisers of investment companies and other institutional investors to receive research, statistical and quotation services from broker-dealers which execute portfolio transactions for the clients of such sub-advisers. Consistent with this practice, each Sub-Adviser and the Manager may receive research, statistical and quotation services from certain broker-dealers with which the Manager or Sub-Adviser place Pear Tree Fund’s portfolio transactions. These services, which in some instances may also be purchased for cash, include such matters as general economic and securities market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to a Sub-Adviser or the Manager in advising various of their clients (including the Pear Tree Fund), although not all of these services are necessarily useful and of value in advising the Pear Tree Fund. The fees paid to the Sub-Adviser by the Manager or paid to the Manager by the Pear Tree Fund are not reduced because the Sub-Advisers or the Manager receive such services.
As permitted by Section 28(e) of the 1934 Act, and by each Advisory Contract, the Manager or Sub-Advisers may cause the Pear Tree Fund to pay a broker-dealer which provides “brokerage and research services” (as defined in that 1940 Act) to the Manager or Sub-Advisers an amount of disclosed commission for effecting a securities transaction for the Pear Tree Funds in excess of the commission which another broker-dealer would have charged for effecting that transaction. The Manager’s or Sub-Advisers’ authority to cause a Pear Tree Fund to pay any such greater commissions is subject to such written policies as the Trustees may adopt from time to time.
Consistent with the Conduct Rules of FINRA and with the requirements of Rule 12(b)-1(h)(1) of the 1940 Act, and, subject to seeking the most favorable price and execution available and such other policies as the Trustees may determine, the Manager or Sub-Advisers may use broker-dealers who sell shares of the Pear Tree Funds to execute portfolio transactions for the Pear Tree Funds.
SAI - 57

Pursuant to conditions set forth in rules of the SEC, the Pear Tree Funds may purchase securities from an underwriting syndicate of which U.S. Boston Capital Corporation is a member (but not from U. S. Boston Capital Corporation itself). The conditions relate to the price and amount of the securities purchased, the commission or spread paid, and the quality of the issuer. The rules further require that such purchases take place in accordance with procedures adopted and reviewed periodically by the Trustees, particularly those Trustees who are not “interested persons” of the Pear Tree Fund.
Brokerage commissions paid by the Pear Tree Funds on portfolio transactions for the three most recently ended fiscal year ended March 31 as follows:
	2021	2022	2023
Pear Tree Polaris Small Cap Fund	$53,519	$40,647	$52,361
Pear Tree Quality Fund	$67,674	$46,290	$48,300
Pear Tree Essex Environmental Opportunities Fund	$-	$58,644*	$96,217
Pear Tree Axiom Emerging Markets World Equity Fund	$191,356	$188,160	$183,893
Pear Tree Polaris Foreign Value Fund	$1,791,981	$1,674,350	$1,523,476
Pear Tree Polaris Foreign Value Small Cap Fund	$461,626	$858,839	$373,981
Pear Tree Polaris International Opportunities Fund	$18,658	$21,083	$36,522

*
Brokerage commissions paid by the Environmental Opportunities Fund on portfolio transactions for fiscal period September 1, 2021 - March 31, 2022.

None of such commissions was paid to a broker who was an affiliated person of the Pear Tree Funds or an affiliated person of such a person or, to the knowledge of the Pear Tree Funds, to a broker an affiliated person of which was an affiliated person of the Pear Tree Funds, the Manager or any Sub-Adviser.
SAI - 58

Disclosure of Portfolio Holdings
The Trustees have adopted, on behalf of the Pear Tree Funds, policies and procedures relating to disclosure of the Pear Tree Funds’ portfolio securities. These policies and procedures are designed to protect the confidentiality of each Pear Tree Fund’s portfolio holdings and to prevent the selective disclosure of such information by providing a framework for disclosing information regarding portfolio holdings, portfolio composition or other portfolio characteristics consistent with applicable regulations of the federal securities laws and general principles of fiduciary duty relating to fund shareholders.
Confidential Dissemination to Outside Parties
•
The Manager or a Sub-Adviser may disclose the Pear Tree Funds’ portfolio holdings information to unaffiliated parties prior to the time such information has been disclosed to the public through a filing with the SEC only if an Authorized Person (as defined below) determines that:
°
there is a legitimate business purpose for the disclosure; and
°
the recipient is subject to a confidentiality agreement or a duty not to trade on or disclose the nonpublic information.
•
A legitimate business purpose includes disseminating or providing access to portfolio information to:
°
the Trust’s service providers (e.g., custodian, counsel, independent auditors) in order for the service providers to fulfill their contractual duties to the Trust;
°
a newly hired sub-adviser prior to the sub-adviser commencing its duties;
°
the sub-adviser of a Pear Tree Fund that will be the surviving Pear Tree Fund in a merger; and
°
firms that provide pricing services, proxy voting services and research and trading services.
•
The confidentiality agreement must contain the following provisions:
°
The Pear Tree Fund’s portfolio information is the confidential property of the Pear Tree Fund and may not be used for any purpose except in connection with the provision of services to the Pear Tree Fund;
°
The information may not be traded upon; and
°
The recipient agrees to limit access to the information to its employees and agents who shall be subject to a duty to keep and treat such information as confidential.
Currently, arrangements are in place to make available portfolio holdings information to the following Service Providers.
Name of Entity	Type of Service	Frequency	Lag Time
UMB Bank, n.a.	Custodian, Pricing Agent	Daily	None
Tait, Weller & Baker LLP	Audit	As needed	None
Sullivan & Worcester LLP	Legal	As needed	None
ISS Governance	Proxy Voting	Daily	None
Advent	Portfolio Reconciliation	Daily	None
Electra	Portfolio Reconciliation	Daily	None
Omgeo Tradesuite System	Portfolio Reconciliation	Daily	None
AbelNoser	Liquidity Management	Daily	None
•
The information that may be disseminated to such outside parties is limited to information that the Sub-Adviser believes is reasonably necessary in connection with the services to be provided by the recipient.
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Non-public portfolio information may not be disseminated for compensation or other consideration.
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The Trust’s Chief Compliance Officer, General Counsel, principal executive or principal accounting officer, or persons designated by such officers, (each, an “Authorized Person”) is authorized to disseminate nonpublic portfolio information, but only in accordance with these procedures.
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Any exceptions to these procedures may be made only if approved by the Trust’s Chief Compliance Officer as in the best interests of the Trust, and only if such exceptions are reported to the Trustees at its next regularly scheduled meeting.
Dissemination within the Manager and Sub-Advisers
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Dissemination of nonpublic portfolio information to employees of the Manager and Sub-Advisers shall be limited to those persons:
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who are subject to a duty to keep such information confidential; and
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who need to receive the information as part of their duties.
Dissemination to Shareholders
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As a general matter, the Trust disseminates portfolio holdings to shareholders only in the Annual or Semiannual Reports or in other formats that are generally available on a contemporaneous basis to all such shareholders or the general public.
Shareholder Reports. The Trust publicly discloses their portfolio holdings twice a year in the annual and semi-annual report to shareholders. These reports must be mailed within 60 days after the end of the reporting period. These reports are filed with the SEC.
Form N-Port (formerly Form N-Q). The Trust is required to file for each Pear Tree Fund its complete portfolio holdings as an exhibit to Form N-Port as of the close of the first and third quarters of each year. The reports must be filed with the SEC not later than 60 days after the close of the quarter. Copies of the Trust's Form N-Port are available on the SEC's website at www.sec.gov.
On the Trust’s website www.peartreefunds.com. Pear Tree Funds’ full securities holdings are generally posted monthly, but at least quarterly, approximately 7 business days after month or quarter end.
Disclosures Required by Law
No provision of these procedures is intended to restrict or prevent the disclosure of portfolio holding information that may be required by applicable law or which are requested by governmental authorities.
Periodic Review
Compliance with the Trust’s portfolio holdings disclosure policy is subject to periodic review by the Trustees, including a review of any exceptions permitted under the policy.
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SHARES OF THE TRUST
Pear Tree Fund Shares, Generally
The Trust has an unlimited authorized number of shares of beneficial interest that may, without shareholder approval, be divided into an unlimited number of series of such shares and an unlimited number of classes of shares of any such series. Shares are presently divided into six series of shares, each comprised of three classes of shares: Ordinary Shares, Institutional Shares, and R6 Shares. There are no rights of conversion between shares of different Pear Tree Funds granted by the Second Amended and Restated Agreement and Declaration of Trust, but holders of shares of a class of a Pear Tree Fund may exchange all or a portion of their shares for shares of a like class in another Pear Tree Fund (subject to their respective minimums). No exchanges are permitted from one class of shares to different class of shares.
These shares are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote, including the election of Trustees. Shares vote by individual Pear Tree Fund (or class thereof under certain circumstances) on all matters except that (i) when the 1940 so requires, shares shall be voted in the aggregate and not by individual Pear Tree Fund and (ii) when the Trustees of the Trust have determined that a matter affects only the interest of one or more the Pear Tree Funds, then only holders of shares of such Pear Tree Fund shall be entitled to vote thereon.
There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares of each Pear Tree Fund and filed with the Pear Tree Fund or by a vote of the holders of two-thirds of the outstanding shares of each Pear Tree Fund at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10 percent of the outstanding shares. Upon written request by ten or more shareholders, who have been such for at least six months and who hold, in the aggregate, shares having a net asset value of at least $25,000, stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Pear Tree Funds have undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.
Shares are freely transferable, are entitled to dividends as declared by the Trustees, and in liquidation of the Pear Tree Fund or Trust are entitled to receive the net assets of their Pear Tree Fund, but not of the other Pear Tree Funds. Shareholders have no preemptive rights. The Pear Tree Funds’ fiscal year ends on the last day of March.
Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Pear Tree Funds. However, the Second Amended and Restated Agreement and Declaration of Trust disclaims shareholder liability for acts or obligations of the Pear Tree Funds and requires notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Pear Tree Funds or the Trustees. The Second Amended and Restated Agreement and Declaration of Trust provides for indemnification out of a Pear Tree Fund’s property for all loss and expense of any shareholder of that Pear Tree Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Pear Tree Fund of which he was a shareholder would be unable to meet its obligations.
Code of Ethics
The Trust, the Manager, the Sub-Advisers and the Distributor each have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics permit employees to invest in securities for their own accounts, including securities that may be purchased or held by the Pear Tree Funds. The Codes of Ethics are on public file with, and are available from, the Commission.
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How to Invest
The procedures for purchasing shares of the Pear Tree Fund are summarized in the Prospectus under the caption HOW TO PURCHASE.
Pear Tree Funds have authorized one or more brokers to receive purchase and redemption orders on their behalf. Authorized brokers may designate other intermediaries to receive purchase and redemption orders on the Pear Tree Funds’ behalf. A Pear Tree Fund will be deemed to have received a purchase or redemption order when an authorized broker, or if applicable, a broker’s authorized designee, receives the purchase or redemption order. Purchase and redemption orders will be priced at the net asset value per share of the Pear Tree Fund next computed for the appropriate class of shares next computed after the purchase or redemption order is received in good order by an authorized broker or the broker’s authorized designee and accepted by the Pear Tree Fund.
Exchange of Securities for Shares of the Pear Tree Funds.
Applications to exchange common stocks for Pear Tree Fund shares must be accompanied by stock certificates (if any) and stock powers with signatures guaranteed by domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies or savings associations. Securities accepted by a Pear Tree Fund will be valued as set forth under CALCULATION OF NET ASSET VALUE in the Prospectus as of the time of the next determination of net asset value after such acceptance. Shares of a Pear Tree Fund are issued at net asset value determined as of the same time. All dividends, subscription, or other rights which are reflected in the market price of accepted securities at the time of valuation become the property of the Pear Tree Funds and must be delivered to the Pear Tree Funds by the investor upon receipt from the issuer. A gain or loss for Federal income tax purposes would be realized by the investor upon the exchange depending upon the cost of the securities tendered.
Open Account System.
Under the Pear Tree Funds’ Open Account System all shares purchased are credited directly to your account in the designated Pear Tree Fund at the time of purchase. All shares remain on deposit with the Transfer Agent. No certificates are issued.
The following services are currently offered by the Open Account System:
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You may make additional investments in a Pear Tree Fund by sending a check in U.S. dollars (made payable to “Pear Tree Funds”) to the Pear Tree Funds, by wire, or by online ACH transactions, as described under HOW TO PURCHASE in the Prospectus.
(2)
You may select one of the following distribution options which best fits your needs.
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REINVESTMENT PLAN OPTION: Income dividends and capital gain distributions paid in additional shares at net asset value.
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INCOME OPTION: Income dividends paid in cash, capital gain distributions paid in additional shares at net asset value.
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CASH OPTION: Income dividends and capital gain distributions paid in cash.
You should indicate the Option you prefer, as well as the other registration details of your account, on the Account Application. The Reinvestment Plan Option will automatically be assigned unless you select a different option. Dividends and distributions paid on a class of shares of a Pear Tree Fund will be paid in shares of such class taken at the per share net asset value of such class determined at the close of business on the ex-date of the dividend or distribution or, at your election, in cash.
(1)
You will receive a confirm setting forth the most recent transactions in your account after each transaction which affects your share balance.
The cost of services rendered under the Open Account System to the holders of a particular class of shares of a Pear Tree Fund are borne by that class as an expense of all shareholders of that class. However, in order to cover additional administrative costs, any shareholder requesting a historical transcript of his account will be charged a fee based upon the number of years researched. There is a minimum fee of $5. The right is reserved on 60 days’ written notice to make charges to individual investors to cover other administrative costs of the Open Account System.
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Tax Deferred Retirement Plans.
Accounts Offered by Pear Tree Funds. The Pear Tree Funds offer tax-deferred accounts, for which UMB Bank, n.a. acts as custodian, including:
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Traditional Individual Retirement Accounts (IRAs);
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Roth IRAs; and
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Simplified Employee Pension plans (SEP-IRAs).
Agreements to establish these kinds of accounts and additional information about them, including information about fees and charges, are available from the Distributor. There are many detailed rules, including provisions of tax law, governing each of these kinds of accounts. Investors considering participation in any of these plans should consult with their attorneys or tax advisers with respect to the establishment and maintenance of any of these plans. The following is some very general information about them.
Contributions to a traditional IRA will generally be deductible if the individual for whom the account is established is not an active participant in an employer-sponsored plan; contributions may be deductible in whole or in part if the individual is such a participant, depending on the individual’s income. Distributions from traditional IRAs are generally taxable as ordinary income. Contributions to a Roth IRA are generally not deductible. However, withdrawals generally may not be taxable if certain requirements are met. In either case, capital gains and income earned on Pear Tree Fund shares held in an IRA are generally not taxable as long as they are held in the IRA.
Other Retirement Plans. Pear Tree Fund shares also may be made available as an investment under other tax-favored retirement plans, such as qualified pension plans and qualified profit-sharing plans, including 401(k) plans.
How to Exchange
The procedures for exchanging shares of one Pear Tree Fund for those of another Pear Tree Fund are also described in the Prospectus under HOW TO EXCHANGE.
An exchange involves a redemption of all or a portion of shares of one class of a Pear Tree Fund and the investment of the redemption proceeds in shares of a like class in another Pear Tree Fund. The redemption will be made at the per share net asset value of the particular class of shares of a Pear Tree Fund being redeemed which is next determined after the exchange request is received in proper order.
The shares of the particular class of shares of a Pear Tree Fund being acquired will be purchased when the proceeds from the redemption become available, normally on the day of the exchange request, at the per share net asset value of such class next determined after acceptance of the purchase order by the Pear Tree Fund being acquired in accordance with the customary policy of that Pear Tree Fund for accepting investments.
The exchange of shares of one class of a Pear Tree Fund for shares of a like class of another Pear Tree Fund will constitute a sale for federal income tax purposes on which the investor will realize a capital gain or loss.
The exchange privilege may be modified or terminated at any time, and the Pear Tree Funds may discontinue offering shares of any Pear Tree Fund or any class of any Pear Tree Fund generally or in any particular State without notice to shareholders.
How To Redeem
The procedures for redeeming shares of the Pear Tree Fund are described in the Prospectus under “How to Redeem,” below
Proceeds will normally be forwarded on the second day on which the New York Stock Exchange is open after a redemption request is received and in good order and processed; however, the Pear Tree Funds reserve the right to take up to seven days to make payment. This amount may be more or less than the shareholder’s investment and thus may involve a capital gain or loss for tax purposes. If the shares to be redeemed represent an investment made by check or through the automatic investment plan, the Pear Tree Funds reserve the right not to honor the redemption request until the check or monies have been collected.
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The Pear Tree Funds will normally redeem shares for cash, however, the Pear Tree Funds reserve the right to pay the redemption price wholly or partially in kind if the Trustees determine it to be advisable and in the interest of the remaining shareholders of a Pear Tree Fund. The redemptions in kind will be selected by the Manager or Sub-Adviser in light of the Pear Tree Fund’s objective and will not generally represent a pro rata distribution of each security held in the Pear Tree Fund’s portfolio. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities. However, the Pear Tree Funds shall redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of $250,000 or 1 percent of the total net asset value of the Pear Tree Fund at the beginning of such period. A redemption constitutes a sale of shares for federal income tax purposes on which the investor may realize a long- or short-term capital gain or loss. See also “Taxation,” below.
Shareholders are entitled to redeem all, or any portion of the shares credited to their accounts by submitting a written request for redemption to the Pear Tree Funds. Shareholders who redeem more than $100,000, or request that the redemption proceeds be paid to someone other than the shareholders of record or sent to an address other than the address of record, must have their signature(s) guaranteed by domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies or savings associations. If the shareholder is a corporation, partnership, agent, fiduciary or surviving joint owner, the Pear Tree Funds may require additional documentation of a customary nature. Shareholders who have authorized the Pear Tree Funds to accept telephone instructions may redeem shares credited to their accounts by telephone. Once made, a telephone request may not be modified or canceled.
The Pear Tree Funds and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Pear Tree Funds and the Transfer Agent fail to do so, they may be liable for any losses due to unauthorized or fraudulent transactions. The Pear Tree Funds provide written confirmation of all transactions effected by telephone and will only mail the proceeds of telephone redemptions to the redeeming shareholder’s address of record.
The Transfer Agent will assess a fee for overnight delivery or to wire the proceeds of a redemption. Such fee will be subtracted from the net redemption amount.
Excessive Trading
The Pear Tree Funds intend to deter market timing activities and do not have any agreements to permit any person to market time in the Pear Tree Funds. See “Excessive Trading” in the Prospectus for more information on the Pear Tree Funds’ policies.
Calculation of Net Asset Value
Portfolio securities are valued each business day at the last reported sale price up to the close of the New York Stock Exchange (ordinarily 4:00 p.m., Eastern time). Where applicable and appropriate, portfolio securities will be valued using the NASDAQ Official Closing Price. If there is no such reported sale, the securities generally are valued at the mean between the last reported bid and asked prices. For certain securities, where no such sales have been reported, the Pear Tree Fund may value such securities at the last reported bid price. In the event that there is information suggesting that valuation of such securities based upon bid and/or asked prices may not be accurate, a Pear Tree Fund may value such securities in good faith at fair value in accordance with procedures adopted by the Manager, which may include a determination to value such securities at the last reported sale price. The Board has designated the Manager as the “valuation designee” for the Pear Tree Funds under Rule 2a-5 of the 1940 Act, subject to its oversight.
Securities quoted in foreign currencies are translated into U.S. dollars, based upon the prevailing exchange rate on each business day. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith using procedures adopted by the Manager. The Pear Tree Funds translate prices for their investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the Pear Tree Fund’s net asset value. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the Pear Tree Fund’s shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the Pear Tree Fund’s foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments will be valued at their fair value.
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The fair value of any restricted securities from time to time held by a Pear Tree Fund is determined by its Sub-Adviser in accordance with procedures adopted by the Manager. The fair value of such securities is generally determined as the amount that the Pear Tree Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Pear Tree Fund in connection with such disposition). In addition, such specific factors are also generally considered as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts’ reports regarding the issuer. Short-term investments that mature in sixty-days (60) or less are valued at amortized cost.
Market quotations are not considered to be readily available for long-term corporate bonds, debentures and notes; such investments are stated at fair value on the basis of valuations furnished by a pricing service, approved by the Trustees, which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.
For purposes of determining the net asset value per share of each class of a Pear Tree Fund, all assets and liabilities initially expressed in foreign currencies will be valued in U.S. dollars at the mean between the bid and asked prices of such currencies against U.S. dollars.
Generally, trading in foreign securities, as well as corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times prior to 4:00 p.m. Eastern time upon the close of business on the primary exchange for such securities. The values of such securities used in determining the net asset value of the Pear Tree Funds’ shares are computed as of such other times. Foreign currency exchange rates are also generally determined prior to 4:00 p.m. Eastern time. Occasionally, events affecting the value of such securities may occur between such times and 4:00 p.m. Eastern time which will not be reflected in the computation of the Pear Tree Funds’ net asset value. If events materially affecting the value of the Pear Tree Funds’ securities occur during such a period, then these securities will be valued at their fair value as determined in good faith by the Manager in accordance with procedures adopted by the Manager.
Expenses of the Pear Tree Funds directly charged or attributable to any Pear Tree Fund will be paid from the assets of that Pear Tree Fund. 12b-1 Plan expenses will be borne by holders of Ordinary Shares of the Pear Tree Funds in accordance with the 12b-1 Plan. General expenses of the Pear Tree Funds will be allocated among and charged to the assets of the respective Pear Tree Funds on the basis set forth in the 18f-3 Plan, which may be the relative assets of each Pear Tree Fund or Class.
Price of Shares
Orders received by an investment dealer or authorized designee, the Transfer Agent or a Pear Tree Fun dafter the time of the determination of the net asset value will be entered at the next calculated offering price. Note that investment dealers or other intermediaries may have their own rules about share transactions and may have earlier cut-off times than those of the Pear Tree Funds. For more information about how to purchase through your intermediary, contact your intermediary directly.
Prices that appear in the newspaper do not always indicate prices at which you will be purchasing and redeeming shares of a Pear Tree Fund, since such prices generally reflect the previous day’s closing price, while purchases and redemptions are made at the next calculated price. The price you pay for shares, the offering price, is based on the net asset value per share, which is calculated once daily as of approximately 4:00 p.m. Eastern time, which is the normal close of trading on the New York Stock Exchange, each day the Exchange is open. If, for example, the New York Stock Exchange closes at 1:00 p.m., a Pear Tree Fund’s share price would still be determined as of 4:00 p.m. Eastern time.
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Distributions
Each Pear Tree Fund will be treated as a separate entity for federal income tax purposes (see “Taxation,” below) with its net realized gains or losses being determined separately, and capital loss carryovers determined and applied on a separate Pear Tree Fund basis.
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TAXATION
The following discussion summarizes certain U.S. federal income tax considerations generally affecting the Pear Tree Funds and their shareholders. This discussion does not provide a detailed explanation of all tax consequences and cannot address the particular circumstances of any individual shareholder. Accordingly, potential shareholders are advised to consult their personal tax advisers with respect to the particular federal, state, local and foreign tax consequences to them of an investment in the Pear Tree Funds. This discussion is based on the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations issued thereunder, and judicial and administrative authorities as in effect on the date of this Statement of Additional Information, all of which are subject to change, which change may be retroactive. This summary addresses only the consequences to shareholders that are U.S. persons under the Code and does not apply to shareholders that are subject to special treatment under the Code.
Each Pear Tree Fund intends to elect each year to be taxed as a regulated investment company (“RIC”) under Subchapter M of the Code. As described below, for so long as a Pear Tree Fund continues to qualify as a RIC, such Fund generally will not be subject to taxation at the Pear Tree Fund level on the investment company taxable income (before the dividends paid deduction) and the net capital gains that it distributes to its shareholders.
In addition to making an affirmative election to be taxed as a RIC, each Pear Tree Fund must meet the requirements set forth in Code section 851 with respect to its (a) sources of income, (b) diversity of holdings and (c) minimum distributions to its shareholders, each as described below.
A Pear Tree Fund will meet the income test if it derives at least 90 percent of its gross income from the following sources in each taxable year: (i) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (ii) interests in “qualified publicly traded partnerships’’ (as defined in the Code).
The diversity of holdings requirement is met if at the end of each quarter of each taxable year (i) at least 50 percent of the market value of the Pear Tree Fund’s total assets consists of a combination of cash and cash equivalents, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5 percent of the value of the Pear Tree Fund’s total assets and not more than 10 percent of the outstanding voting securities of such issuer and (ii) not more than 25 percent of the market value of the Pear Tree Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (A) any one issuer, (B) any two or more issuers that the Pear Tree Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (C) any one or more ‘‘qualified publicly traded partnerships’’ (as defined in the Code).
The minimum distribution requirement is met if the Pear Tree Fund distributes to its shareholders each taxable year at least the sum of (i) 90 percent of the Pear Tree Fund’s investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income, other than any net capital gain, reduced by deductible expenses) determined without regard to the deduction for dividends paid and (ii) 90 percent of the Pear Tree Fund’s net tax-exempt interest (the excess of its gross tax-exempt interest over certain disallowed deductions).
As a RIC, a Pear Tree Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. Each Pear Tree Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4 percent excise tax unless the Pear Tree Fund distributes at least 98 percent of its ordinary income (not taking into account any capital gains or losses) for the calendar year plus at least 98.2 percent of its capital gains in excess of its capital losses (adjusted for certain ordinary losses, as prescribed by the Code) for the one-year period ending on October 31 of the calendar year, and any ordinary income and capital gains for previous years that was not distributed during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Pear Tree Fund in October, November or December with a record date in such a month and paid by a Pear Tree Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, each Pear Tree Fund intends to make its distributions in accordance with the calendar year distribution requirement.
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If, in any taxable year, a Pear Tree Fund fails to qualify as a RIC and be accorded special tax treatment under the Code, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Pear Tree Fund in computing its taxable income. In addition, the Pear Tree Fund’s distributions, to the extent derived from its current or accumulated earnings and profits, would constitute taxable dividends to shareholders. Moreover, the Pear Tree Fund would not be required to make any distributions to its shareholders. If a Pear Tree Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC in any subsequent year. Moreover, if the Pear Tree Fund failed to qualify as a RIC for a period greater than one taxable year, the Pear Tree Fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Pear Tree Fund had been liquidated) in order to qualify as a RIC in a subsequent year.
Distributions paid out of a Pear Tree Fund’s investment company taxable income will be taxable to a U.S. shareholder as ordinary income, except to the extent that certain distributions of “qualified dividend income” are taxable at reduced rates when received by individuals. Qualified dividend income generally includes dividends received during the taxable year from domestic corporations and qualified foreign corporations. For an individual shareholder to benefit from the lower tax rate on qualified dividends (either 15 percent or 20 percent, depending on income levels), the shareholder must hold shares in the Pear Tree Fund, and the Pear Tree Fund must hold shares in the dividend-paying corporation, at least 61 days before the date on which the shareholder or the Pear Tree Fund, as the case may be, becomes entitled to receive the dividend. Furthermore, in determining the holding period for this purpose, any period during which the recipient’s risk of loss is offset by means of options, short sales or similar instruments is not included. Additionally, an individual shareholder would not benefit from the lower tax rate to the extent it or the Pear Tree Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property. If a portion of a Pear Tree Fund’s income consists of dividends paid by U.S. corporations, a portion of the dividends paid by the Pear Tree Fund may be eligible for the corporate dividends-received deduction. Distributions of net capital gains, if any, designated as capital gain dividends are taxable to shareholders as long-term capital gains, regardless of how long the shareholder has held the Pear Tree Fund’s shares, and are not eligible for the dividends-received deduction. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the net asset value of a share of the Pear Tree Fund on the reinvestment date. Shareholders will be notified annually as to the U.S. federal tax status of distributions and any tax withheld thereon and shareholders receiving distributions in the form of additional shares will receive a report as to the net asset value of those shares.
The taxation of equity options and over-the-counter options on debt securities is governed by Code section 1234. Pursuant to Code section 1234, the premium received by a Pear Tree Fund for selling a put or call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Pear Tree Fund. If a Pear Tree Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by a Pear Tree Fund is exercised, thereby requiring the Pear Tree Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by a Pear Tree Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the option. If the option that is purchased by a Pear Tree Fund expires, the resulting loss is a capital loss and is long-term or short-term depending upon the holding period of the option. If the option that is purchased by a Pear Tree Fund is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.
Certain options and futures contracts in which a Pear Tree Fund may invest are “section 1256 contracts.” Gains or losses on section 1256 contracts generally are considered 60 percent long-term and 40 percent short-term capital gains or losses; however, foreign currency gains or losses (as discussed below) arising from certain section 1256 contracts may be treated as ordinary income or loss. Also, section 1256 contracts held by a Pear Tree Fund at the end of each taxable year (and, generally, for purposes of the 4 percent excise tax, on October 31 of each year) are “marked-to-market” (that is, treated as sold at fair market value), resulting in unrealized gains or losses being treated as though they were realized.
Generally, the hedging transactions undertaken by the Pear Tree Fund may result in “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Pear Tree Fund. In addition, losses realized by the Pear Tree Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which the losses are
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realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences to a Pear Tree Fund of engaging in hedging transactions are not entirely clear. Hedging transactions may increase the amount of short-term capital gain realized by a Pear Tree Fund which is taxed as ordinary income when distributed to shareholders. Each Pear Tree Fund may make one or more of the elections available under the Code which are applicable to straddles. If a Pear Tree Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections may operate to accelerate the recognition of gains or losses from the affected straddle positions. Because the application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount that may be distributed to shareholders, and that will be taxed to them as ordinary income or long-term capital gain, may be increased or decreased as compared to a Pear Tree Fund that did not engage in such hedging transactions.
Notwithstanding any of the foregoing, a Pear Tree Fund may recognize gain (but not loss) from a constructive sale of certain “appreciated financial positions” if the Pear Tree Fund enters into a short sale, offsetting notional principal contract, futures or forward contract transaction with respect to the appreciated position or substantially identical property. Appreciated financial positions subject to this constructive sale treatment are interests (including options, futures and forward contracts and short sales) in stock, partnership interests, certain actively traded trust instruments and certain debt instruments. Constructive sale treatment does not apply to certain transactions closed on or before the 30th day after the close of the taxable year if the Pear Tree Fund holds the appreciated financial position unhedged throughout the 60-day period beginning with the day such transaction was closed.
Unless certain constructive sale rules (discussed above) apply, a Pear Tree Fund will not realize gain or loss on a short sale of a security until it closes the transaction by delivering the borrowed security to the lender. Pursuant to Code section 1233, all or a portion of any gain arising from a short sale may be treated as short-term capital gain, regardless of the period for which the Pear Tree Fund held the security used to close the short sale. In addition, the Pear Tree Fund’s holding period of any security which is substantially identical to that which is sold short may be reduced or eliminated as a result of the short sale. Certain short sales against the box and other transactions, however, will be treated as a constructive sale of the underlying security held by the Pear Tree Fund, thereby requiring recognition of gain with respect to such securities and may result in long-term gain or loss if the underlying securities have been held for more than twelve months. Similarly, if a Pear Tree Fund enters into a short sale of property that becomes substantially worthless, the Pear Tree Fund will recognize gain at that time as though it had closed the short sale. Future Treasury regulations may apply similar treatment to other transactions with respect to property that becomes substantially worthless.
Under the Code, gains or losses attributable to fluctuations in exchange rates that occur between the time a Pear Tree Fund accrues receivables or liabilities denominated in a foreign currency, and the time the Pear Tree Fund actually collects such receivables or pays such liabilities, generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options, futures and forward contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as “section 988” gains or losses, may increase or decrease the amount of a Pear Tree Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.
Upon the sale or other disposition of shares of a Pear Tree Fund, a shareholder may realize a capital gain or loss which may be long-term or short-term, generally depending upon the shareholder’s holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Pear Tree Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.
If a Pear Tree Fund invests in stock of certain foreign companies that are classified as “passive foreign investment companies” (“PFICs”) under the Code, the Pear Tree Fund may be subject to U.S. federal income taxation on a portion of any “excess distribution” with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Pear Tree Fund’s holding period for the stock. The distribution or gain so allocated to any taxable year of the Pear Tree Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Pear Tree Fund at the highest ordinary income tax rate in effect for such
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year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company’s stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Pear Tree Fund’s investment company taxable income and, accordingly, would not be taxable to the Pear Tree Fund to the extent distributed by the Pear Tree Fund as a dividend to its shareholders. Alternatively, a Pear Tree Fund may elect to mark-to-market its passive foreign investment company stock, resulting in the stock being treated as sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported as ordinary income; any resulting loss and any loss from an actual disposition of the stock would be reported as ordinary loss to the extent of any net mark-to-market gains previously included in income. A Pear Tree Fund also may elect, in lieu of being taxable in the manner described above, to include annually in income its pro rata share of the ordinary earnings and net capital gain of the foreign investment company, if the foreign investment company agrees to provide the necessary information.
Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject each Pear Tree Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a Pear Tree Fund that did not invest in PFIC stock. Note that distributions from a PFIC are not eligible for the reduced rate of tax on qualified dividend income.
Income received by a Pear Tree Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.
If more than 50 percent of the value of a Pear Tree Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Pear Tree Fund will be eligible and may elect to “pass-through” to the Pear Tree Fund’s shareholders the amount of foreign income and similar taxes paid by the Pear Tree Fund. Pursuant to this election, if made, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign income and similar taxes paid by the Pear Tree Fund, and will be entitled either to deduct his or her pro rata share of foreign income and similar taxes in computing his taxable income or to apply the amount of foreign taxes as a foreign tax credit against his or her U.S. Federal income taxes attributable to such foreign income, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Foreign taxes generally may not be deducted by a shareholder who is an individual in computing the alternative minimum tax.
Generally, a credit for foreign taxes is subject to the limitation that the credit may not exceed the shareholder’s U.S. tax attributable to the shareholder’s total foreign source taxable income. For this purpose, if a Pear Tree Fund makes the election described in the preceding paragraph, the source of the Pear Tree Fund’s income flows through to its shareholders. With respect to the Pear Tree Fund, gains from the sale of securities generally will be treated as derived from U.S. sources and section 988 gains will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, including foreign source passive income received from the Pear Tree Fund. The foreign tax credit limitation rules do not apply to certain electing individual taxpayers who have limited creditable foreign taxes and no foreign source income other than passive investment-type income. The foreign tax credit is eliminated with respect to foreign taxes withheld on dividends if the dividend paying shares or the shares of a Pear Tree Fund are held by the Pear Tree Fund or the shareholder, as the case may be, for 15 days or less (45 days in the case of preferred shares) during the 31-day period (91-day period for preferred shares) beginning 15 days (45 days for preferred shares) before the shares become ex-dividend. In addition, if a Pear Tree Fund fails to satisfy these holding period requirements, it cannot elect under Section 853 to pass through to shareholders the ability to claim a deduction for the related foreign taxes.
The foregoing is only a general description of the foreign tax credit under current law. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers to determine the impact of the credit on their personal tax situations.
A Pear Tree Fund may be required to withhold U.S. federal income tax at the rate of 24 percent of all taxable distributions payable to a shareholder who fails to provide the Pear Tree Fund with his or her correct taxpayer identification number or to make required certifications, or who has been notified by the Internal Revenue Service (the “IRS”) that he or she is subject to backup withholding or who has furnished an incorrect taxpayer identification number
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to the Pear Tree Fund and the Pear Tree Fund has been notified by the IRS of the error. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.
Pear Tree Fund shareholders may be subject to state, local and foreign taxes on their Pear Tree Fund distributions. In many states, Pear Tree Fund distributions that are derived from interest on certain U.S. Government obligations are exempt from taxation. The tax consequences to a foreign shareholder of an investment in the Pear Tree Fund may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Pear Tree Fund. U.S. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Pear Tree Fund. Further, the Pear Tree Funds from time-to-time may make certain types of investments whose tax consequences are not addressed in this brief summary.
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PROXY VOTING POLICIES
The Trustees have adopted Proxy Voting Policies and Procedures on behalf of the Pear Tree Funds which delegates responsibility for voting proxies to the Manager, subject to the Trustees’ continuing oversight. The Manager in turn has, where applicable, delegated responsibility for voting proxies to the Sub-Advisers that actually manage the assets of the Pear Tree Fund. The Manager and the Sub-Advisers have their own proxy voting policies and procedures, which the Trustees have reviewed. The Manager’s and the Sub-Advisers’ policies and procedures assure that all proxy voting decisions are made in the best interest of the Pear Tree Funds and that the Manager or the Sub-Advisers will act in a prudent and diligent manner for the benefit of the Pear Tree Funds. The Manager’s and the Sub-Advisers’ policies and procedures include specific provisions to determine when a conflict exists between the interests of a Pear Tree Fund and the interests of the Manager or the Sub-Advisers, as the case may be. Copies of the proxy voting policies and procedures are attached to this SAI as Appendix A. Information on how the Pear Tree Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2023 will be available without charge on the Pear Tree Funds website (www.peartreefunds.com), upon request by contacting the Pear Tree Funds or via the Securities and Exchange Commission website at www.sec.gov.
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Financial Statements
Each Pear Tree Fund’s audited financial statements for the fiscal year ended March 31, 2023, including the notes thereto and the report of the independent registered public accounting firm thereon, from the Pear Tree Funds’ Annual Report for the fiscal year ended March 31, 2023 are incorporated by reference into this Statement of Additional Information (meaning such documents are legally part of this Statement of Additional Information) and are on file with the Securities and Exchange Commission. The Pear Tree Funds’ Annual and Semi-Annual Reports are available without charge, upon request, by calling the Funds at 1-800-326-2151 or by visiting the Pear Tree Funds’ website at www.peartreefunds.com or on the Securities and Exchange Commission’s website at www.sec.gov.
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APPENDIX A
PROXY VOTING POLICIES
1
Proxy Voting Policies of Pear Tree Funds (all Pear Tree Funds)

PEAR TREE FUNDS
PROXY VOTING POLICIES AND PROCEDURES
(Adopted: July 23, 2003, Amended: August 1, 2011)
I.
Pear Tree Funds’ Policy Statement

Pear Tree Funds is firmly committed to ensuring that proxies relating to Pear Tree Funds’ portfolio securities are voted in the best interests of Pear Tree Funds’ shareholders. The following policies and procedures have been established to implement Pear Tree Funds’ proxy voting program.
II.
Trust’s Proxy Voting Program

Pear Tree Advisors serves as the investment manager of Pear Tree Funds’ portfolios. Pear Tree Advisors is responsible for the selection and ongoing monitoring of investment sub-advisers (the “Sub-Advisers”) who provide the day-to-day portfolio management for each portfolio. Pear Tree Funds has delegated proxy voting responsibility to Pear Tree Advisors. Because Pear Tree Advisors views proxy voting as a function that is incidental and integral to portfolio management, it has in turn delegated the proxy voting responsibility with respect to each portfolio to the applicable Sub-Adviser. The primary focus of Pear Tree Funds’ proxy voting program, therefore, is to seek to ensure that the Sub-Advisers have adequate proxy voting policies and procedures in place and to monitor each Sub-Adviser’s proxy voting. These policies and procedures may be amended from time to time based on Pear Tree Funds’ experience as well as changing environments, especially as new and/or differing laws and regulations are promulgated.
III.
Pear Tree Advisors’ Due Diligence and Compliance Program

As part of its ongoing due diligence and compliance responsibilities, Pear Tree Advisors will seek to ensure that each Sub-Adviser maintains proxy voting policies and procedures that are reasonably designed to comply with applicable laws and regulations. Pear Tree Advisors will review each Sub-Adviser’s proxy voting policies and procedures (including any proxy voting guidelines) in connection with the initial selection of the Sub-Adviser to manage a portfolio and on at least an annual basis thereafter.
IV.
Sub-Advisers’ Proxy Voting Policies and Procedures

Each Sub-Adviser will be required to maintain proxy voting policies and procedures that satisfy the following elements:
A.
Written Policies and Procedures: The Sub-Adviser must maintain written proxy voting policies and procedures in accordance with applicable laws and regulations and must provide to Pear Tree Funds and Pear Tree Advisors, upon request, copies of such policies and procedures.
B.
Fiduciary Duty: The Sub-Adviser’s policies and procedures must be reasonably designed to ensure that Sub-Adviser votes client securities in the best interest of its clients.
C.
Conflicts of Interest: The Sub-Adviser’s policies and procedures must include appropriate procedures to identify and resolve as necessary all material proxy-related conflicts of interest between the Sub-Adviser (including its affiliates) and its clients before voting client proxies.
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D.
Voting Guidelines: The Sub-Adviser’s policies and procedures must address with reasonable specificity how the Sub-Adviser will vote proxies, or what factors it will take into account, when voting on particular types of matters, e.g., corporate governance proposals, compensation issues and matters involving social or corporate responsibility.
E.
Monitoring Proxy Voting: The Sub-Adviser must have an established system and/or process that is reasonably designed to ensure that proxies are voted on behalf of its clients in a timely and efficient manner.
F.
Record Retention and Inspection: The Sub-Adviser must have an established system for creating and retaining all appropriate documentation relating to its proxy voting activities as required by applicable laws and regulations. The Sub-Adviser must provide to Pear Tree Funds and Pear Tree Advisors such information and records with respect to proxies relating to Pear Tree’s portfolio securities as required by law and as Pear Tree Funds or Pear Tree Advisors may reasonably request.
V.
Disclosure of Pear Tree’s Proxy Voting Policies and Procedures and Voting Record

Pear Tree Advisors, on behalf of Pear Tree Funds, will take reasonable steps as necessary to seek to ensure that Pear Tree Funds complies with all applicable laws and regulations relating to disclosure of Pear Tree’s proxy voting policies and procedures and its proxy voting record. Pear Tree Advisors (including, at its option, through third-party service providers) will maintain a system that is reasonably designed to ensure that the actual proxy voting record of the Sub-Advisers with respect to Pear Tree Funds’ portfolio securities are collected, processed, filed with the Securities and Exchange Commission and delivered to Pear Tree Funds’ shareholders, as applicable, in a timely and efficient manner and as required by applicable laws and regulations.
VI.
Reports to Pear Tree’s Board of Trustees

Pear Tree Advisors will periodically (but no less frequently than annually) report to the Board of Trustees with respect to Pear Tree Funds’ implementation of its proxy voting program, including summary information with respect to the proxy voting record of the Sub-Advisers with respect to Pear Tree Funds’ portfolio securities and any other information requested by the Board of Trustees.
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2.
Proxy Voting Policies of Pear Tree Advisors, Inc. (all Pear Tree Funds)

PEAR TREE ADVISORS, INC.
PROXY VOTING POLICIES AND PROCEDURES
(1/01/15)
Pear Tree Advisors serves as the investment adviser to the series of the Pear Tree Funds (each a “Fund” and together the “Funds”). In that capacity Pear Tree Advisors has adopted these policies and procedures in accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”). These policies and procedures are designed to ensure that Pear Tree Advisors administers proxy voting matters in a manner consistent with the best interests of the Funds and in accordance with its fiduciary duties under the Advisers Act and other applicable laws and regulations.
I.
POLICY

In the typical course of Pear Tree Advisors’ business, voting of proxies of individual securities is delegated to the respective sub-advisers retained to oversee and direct the investments of the Funds. Each sub-adviser has the fiduciary responsibility for voting the proxies in a manner that is in the best interest of the Funds.
In limited instances, transitional securities may be held in an account and may not be overseen by a sub-adviser. In those cases, it is Pear Tree Advisors’ policy to ensure that the Funds are aware of their right to vote proxies of securities they hold if they so choose. If the Funds choose not to exercise voting authority, those Funds will be deemed to have delegated authority to Pear Tree Advisors to vote such proxies in a manner that is consistent with the Funds’ best interests.
II.
RESPONSIBILITY

In most cases, voting of proxies is delegated to the respective sub-adviser retained to oversee and direct the investments of the Funds. If the security is held in an account not directly overseen by a sub-adviser, the proxy voting committee of Pear Tree Advisors will be responsible for ensuring that proxies are either forwarded to the Funds or voted in a manner consistent with the best interests of the Funds. There may be times when refraining from voting a proxy is in a Fund’s best interest, such as when the Proxy Committee determines that the cost of voting the proxy exceeds the expected benefit to the Fund.
III.
PROCEDURES

In the limited instances of voting of proxies not delegated to sub-advisers or forwarded to the Funds as mentioned above, Pear Tree Advisors will (i) obtain and evaluate the proxy information provided by the companies whose shares are being voted; (ii) vote proxies in the best interest of the Funds; and (iii) submit, or arrange for the submission of, the votes to the shareholders meetings in a timely manner.
Prior to a proxy voting deadline, the Proxy Committee will make a determination as to how to vote each proxy proposal based on his or her analysis of the proposal. In evaluating a proxy proposal, the Proxy Committee may consider information from many sources, including management of the company, shareholder groups and independent proxy research services. When determining how to vote a proxy, the Proxy Committee shall consider only those factors that relate to a Fund’s investment, including how its vote will economically impact and affect the value of a Fund’s investment.
Proxy votes generally will be cast in favor of proposals that (i) maintain or strengthen the shared interests of shareholders and management; (ii) increase shareholder value; (iii) maintain or increase shareholder influence over the issuer’s board of directors and management; and (iv) maintain or increase the rights of shareholders. Proxy votes generally will be cast against proposals having the opposite effect.
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IV.
CONFLICTS OF INTEREST

Pear Tree Advisors may have a conflict of interest in voting a particular proxy. A conflict of interest could arise, for example, as a result of a business relationship with a company, or a direct or indirect business interest in the matter being voted upon, or as a result of a personal relationship with corporate directors or candidates for directorships. Whether a relationship creates a material conflict of interest will depend upon the facts and circumstances.
A.
Identifying Conflicts of Interest

The Proxy Committee will seek to identify Pear Tree Advisors conflicts by relying on publicly available information about a company and its affiliates and information about the company and its affiliates that is generally known by Pear Tree Advisors’ senior management. The Proxy Committee may determine that Pear Tree Advisors has a conflict of interest as a result of the following:
1.
Significant Business Relationships — The Proxy Committee will consider whether the matter involves an issuer or proponent with which Pear Tree Advisors, its members, officers or employees have a significant business relationship. Pear Tree Advisors, its members, officers or employees may have significant business relationships with certain entities, such as other investment advisory firms, vendors, clients and broker-dealers. For this purpose, a “significant business relationship” is one that might create an incentive for Pear Tree Advisors, its members, officers or employees to have a vote cast in favor of the entity soliciting proxies.
2.
Significant Personal or Family Relationships — The Proxy Committee will consider whether the matter involves an issuer, proponent or individual with which an employee of Pear Tree Advisors who is involved in the proxy voting process may have a significant personal or family relationship. For this purpose, a “significant personal or family relationship” is one that would be reasonably likely to influence how Pear Tree Advisors votes the proxy. Employees of Pear Tree Advisors, including the Proxy Committee, are required to disclose any significant personal or family relationship they may have with the issuer, proponent or individual involved in the matter. If the Proxy Committee has a significant personal or family relationship with an issuer, proponent or individual involved in the matter, he/she will immediately contact Pear Tree Advisors’ Compliance Officer who will determine (i) whether to treat the proxy in question as one involving a material conflict of interest; and (ii) if so, whether the Proxy Committee should recuse him/herself from all further matters regarding the proxy and another individual should be appointed to consider the proposal.
B.
Determining Whether a Conflict is Material
In the event that the Proxy Committee determines that Pear Tree Advisors has a conflict of interest with respect to a proxy proposal, the Proxy Committee shall determine whether the conflict is “material.”. The Proxy Committee may determine on a case-by-case basis that the relationship as it regards a particular proposal involves a material conflict of interest. To make a determination of nonmateriality, the Proxy Committee must conclude that the proposal is not directly related to Pear Tree Advisors’ conflict with the issuer. If the Proxy Committee determines that a conflict is not material, then he or she may vote the proxy in accordance with his or her recommendation.
C.
Voting Proxies Involving a Material Conflict
In the event that the Proxy Committee determines that Pear Tree Advisors has a material conflict of interest with respect to a proxy proposal, prior to voting on the proposal, the Proxy Committee must:
•
fully disclose the nature of the conflict to the Funds and obtain the Funds’ consent as to how Pear Tree Advisors shall vote on the proposal (or otherwise obtain instructions from the Funds as to how the proxy should be voted); OR

•
contact an independent third party to recommend how to vote on the proposal and vote in accordance with the recommendation of such third party (or have the third party vote such proxy); OR

•
vote on the proposal and, in consultation with the Compliance Officer, detail how Pear Tree Advisors’ material conflict did not influence the decision-making process.

The Proxy Committee may address a material conflict of interest by abstaining from voting, provided that he or she has determined that abstaining from voting on the proposal is in the best interests of the Funds.
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D.
Documenting Conflicts of Interest
The Proxy Committee shall document the manner in which proxies involving a material conflict of interest have been voted as well as the basis for any determination that Pear Tree Advisors does not have a material conflict of interest in respect of a particular matter. Such documentation shall be maintained with the records of Pear Tree Advisors.
V.
RECORDKEEPING AND DISCLOSURE

Pear Tree Advisors maintains the following books and records required by Rule 204-2(c)(2) under the Advisers Act for a period of not less than five years:
•
a copy of these proxy voting policies and procedures, including all amendments hereto;
•
a copy of each proxy statement received regarding Fund securities, provided, however, that Pear Tree Advisors may rely on the proxy statement filed on EDGAR as its record;
•
a record of each vote Pear Tree Advisors casts on behalf of the Funds;
•
a copy of any document created by Pear Tree Advisors that was material its making a decision on how to vote proxies on behalf of the Funds or that memorializes the basis for that decision;
•
a copy of any written response by Pear Tree Advisors to any Fund request for information on how Pear Tree Advisors voted proxies on behalf of the requesting Fund.
Pear Tree Advisors will describe in Part II of its Form ADV (or other brochure fulfilling the requirement of Advisers Act Rule 204-3) its proxy voting policies and procedures and advise the Funds how they may obtain information about how Pear Tree Advisors voted their securities. Information about how the Funds securities were voted or a copy of Pear Tree Advisors’ proxy voting policies and procedures free of charge by written request addressed to Pear Tree Advisors.
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3.
Proxy Voting Policies of Chartwell Investment Partners (Quality Fund)

PROXY VOTING POLICIES AND PROCEDURES
Adopted April 11, 1997
As Amended April 1, 2021
Purpose. Chartwell Investment Partners (“Chartwell”) has adopted these Proxy Voting Policies and Procedures (“Policies”) to seek to ensure that it exercises voting authority on behalf of Chartwell clients in a manner consistent with the best interests of each client and its agreement with the client.
Scope. These Policies apply where clients have delegated the authority and responsibility to Chartwell to decide how to vote proxies. Chartwell does not accept or retain authority to vote proxies in accordance with individual client guidelines with the exception of those clients who wish their proxies voted in accordance with Taft-Hartley Proxy Voting Guidelines and who have instructed Chartwell to do so. In addition, Clients who wish to instruct Chartwell not to vote in accordance with AFL-CIO Key Vote Survey recommendations, as described below, retain that authority. Clients who wish to arrange to vote proxies in accordance with their own guidelines may elect to do so at any time by notifying Chartwell. Chartwell generally will follow these Policies if asked to make recommendations about proxy voting to clients who request that advice but have not delegated proxy voting responsibility to Chartwell.
Guiding Principles. Chartwell believes that voting proxies in the best interests of each client means making a judgment as to what voting decision is most likely to contribute to positive long-term performance of the companies the client is an investor and casting votes accordingly. Chartwell recognizes the growing view among investors that not only is the concern for economic returns to shareholders and good corporate governance, but also with ensuring corporate activities and practices are aligned with the broader objectives of society. With this in mind, Chartwell subscribes to Sustainability Proxy Voting Guidelines. Sustainability or environmental, social, and corporate governance (ESG) factors enhance investment making decisions in order to have a more comprehensive understanding of the overall risk profile of the companies in which we invest while simultaneously contributing to positive environmental or social impact. For these reasons, the following guidelines will govern Chartwell’s proxy voting decisions.
Use of Independent Proxy Voting Service. Chartwell has retained ISS, an independent proxy voting service, to assist it in analyzing specific proxy votes with respect to securities held by Chartwell clients and to handle the mechanical aspects of casting votes. Historically, Chartwell has placed substantial reliance on ISS’ analyses and recommendations and generally gives instructions to ISS to vote proxies in accordance with ISS’ recommendations, unless Chartwell reaches a different conclusion than ISS about how a particular matter should be voted. ISS’ proxy voting recommendations typically are made available to Chartwell about a week before the proxy must be voted, and are reviewed and monitored by members of the Proxy Voting Committee (and, in certain cases, by Chartwell portfolio managers), with a view to determining whether it is in the best interests of Chartwell’s clients to vote proxies as recommended by ISS, or whether client proxies should be voted on a particular proposal in another manner. In addition, Chartwell generally votes in accordance with AFL-CIO Key Votes Survey, a list of proposals and meetings based on recommendations by the AFL-CIO Office of Investment. To the extent that any of the proxy voting positions stated in these Policies are inconsistent with a Key Vote Survey recommendation, Chartwell will generally vote in accordance with the Key Vote Survey recommendation on all impacted securities unless any client has chosen to instruct Chartwell to refrain from doing so. In that case, Chartwell will vote the client’s securities position in accordance with these Policies (which may or may not cause the vote to be the same as the Key Vote Survey recommendation).
Administration of Policies. Chartwell has established a Proxy Voting Committee to oversee and administer the voting of proxies on behalf of clients, comprised of approximately four representatives of the firm’s compliance, client services and operations departments. The Committee’s responsibilities include reviewing and updating these Policies as may be appropriate from time to time; identifying and resolving any material conflicts of interest on the part of Chartwell or its personnel that may affect particular proxy votes; evaluating and monitoring, on an ongoing basis, the analyses, recommendations and other services provided by ISS or another third party retained to assist Chartwell in carrying out its proxy voting responsibilities; when deemed appropriate by the Committee, consulting with Chartwell portfolio managers and investment professionals on particular proposals or categories of proposals presented for vote; and determining when and how client proxies should be voted other than in accordance with the general rules and criteria set forth in Chartwell’s Proxy Voting Guidelines or with the recommendations of ISS or another independent proxy voting service retained by Chartwell.
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Conflicts of Interest. It is Chartwell’s policy not to exercise its authority to decide how to vote a proxy if there is a material conflict of interest between Chartwell’s interests and the interests of the client that owns the shares to be voted that could affect the vote on that matter. To seek to identify any such material conflicts, a representative of the Proxy Voting Committee screens all proxies and presents any potential conflicts identified to the Committee for determination of whether the conflict exists and if so, whether it is material.
Conflicts of interest could result from a variety of circumstances, including, but not limited to, significant personal relationships between executive officers of an issuer and Chartwell personnel, a current or prospective investment adviser-client relationship between an issuer or a pension plan sponsored by an issuer and Chartwell, a significant ownership interest by Chartwell or its personnel in the issuer and various other business, personal or investment relationships. Generally, a current or prospective adviser-client relationship will not be considered material for these purposes if the net advisory revenues to Chartwell have not in the most recent fiscal year and are not expected in the current fiscal year to exceed ½ of 1 percent of Chartwell’s annual advisory revenue.
Currently, the Proxy Voting Committee has determined that voting in accordance with AFL-CIO Key Votes Survey recommendations is not a material conflict of interest. In reaching this decision, the Committee recognized that Chartwell has many union clients and many clients that are not union-oriented. By voting all impacted securities positions in accordance with AFL-CIO recommendations, it could be said that Chartwell is attempting to retain or attract existing and prospective union clients. However, the overall number of proxy issues in the AFL-CIO Key Votes Survey on which Chartwell has historically voted is approximately 14 – 30 out of a total of approximately 500 company meetings and thousands of proxy votes cast by Chartwell each year. Chartwell does not use its AFL-CIO Key Votes Survey rankings for marketing purposes, so to the extent any client or prospect becomes aware of how Chartwell votes in the Surveys, it does so on its own. In addition, Union Clients have the ability to instruct Chartwell to vote their proxies entirely in accordance with the Taft-Hartley policy. Recognizing that deciding this is not a material conflict of interest is fundamentally subjective, Chartwell nonetheless discloses its practices to clients and invites clients to instruct Chartwell not to change any vote in these Policies to be consistent with an AFL-CIO Key Votes Survey recommendation (even though voting consistently with these Policies may result in voting the same way).
In the event the Committee determines that there is a material conflict of interest that may affect a particular proxy vote, Chartwell will not make the decision how to vote the proxy in accordance with these Policies unless the Policies specify how votes shall be cast on that particular type of matter, i.e., “for” or “against” the proposal. Where the Policies provide that the voting decision will be made on a “case-by-case” basis, Chartwell will either request the client to make the voting decision, or the vote will be cast in accordance with the recommendations of ISS or another independent proxy voting service retained by Chartwell for that purpose. Chartwell also will not provide advice to clients on proxy votes without first disclosing any material conflicts to the client requesting such advice.
When Chartwell Does Not Vote Proxies. Chartwell may not vote proxies respecting client securities in certain circumstances, including, but not limited to, situations where (a) the securities are no longer held in a client’s account; (b) the proxy and other relevant materials are not received in sufficient time to allow analysis or an informed vote by the voting deadline; (c) Chartwell concludes that the cost of voting the proxy will exceed the expected potential benefit to the client; or (d) the securities have been loaned out pursuant to a client’s securities lending program and are unavailable to vote.
Proxy Voting Guidelines
Generally, Chartwell votes all proxies in accordance with the following guidelines provided by Institutional Shareholder Services’ (ISS) Sustainability Proxy Voting Policy. These guidelines may be changed or supplemented from time to time. Votes on matters not covered by these guidelines will be determined in accordance with the principles set forth above. Client guidelines may be inconsistent with these guidelines and may cause Chartwell to vote differently for different clients on the same matter.
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3.
Proxy Voting Policies of Essex Investment Management LLC (Environmental Opportunities Fund)

PROXY VOTING POLICIES AND PROCEDURES
Voting Client Securities. Where clients have delegated proxy voting authority to Essex, as an investment adviser and fiduciary of client assets, Essex will follow its proxy voting policies and procedures intended to protect the value of shareholder investments and designed to reasonably ensure that Essex votes proxies in the best interest of clients. In voting proxies, we seek to both maximize the long-term value of our clients’ assets and to cast votes that we believe to be fair and in the best interest of the affected client(s).
Voting Agent. Essex has contracted with an independent third-party provider of proxy voting and corporate governance services (“proxy agent”) which specializes in providing a variety of services related to proxy voting. Specifically, this proxy agent has been retained to conduct proxy research, execute proxy votes, and keep various records necessary for tracking proxy voting materials and proxy voting actions taken for the appropriate client account.
The proxy agent makes available proxy voting policy guidelines (“Policies”) based on varying criteria. Essex has adopted a number of these Policies in determining how clients’ proxies will be voted. Essex generally votes in favor of ESG principals, with emphasis on climate change, environmental actions, diversity, and positive social change.
Conflicts of Interest. As noted, Essex has an agreement with the proxy agent and has adopted the proxy agent’s Policies. By adopting the Policies, Essex has essentially removed discretion that Essex would have otherwise had to determine how to vote proxies in cases where Essex has a material conflict of interest.
Notwithstanding the appointment of the proxy agent, there may be some instances where Essex votes proxies. Specifically, there may be a situation where the proxy agent itself may have a material conflict of interest with respect to a proxy vote that it is voting on Essex’s clients’ behalf. In those situations, the proxy agent is obligated to fully or partially abstain from voting the proxy, and Essex’s Proxy Committee will provide the voting recommendation after a review of the vote(s) involved. Essex’s Chief Compliance Officer must approve any decision made on such vote prior to the vote being cast. Essex’s Chief Compliance Officer will also become involved in any other situation, though expected to be rare, where Essex determines to remove voting discretion from the proxy agent. In both of the preceding circumstances, Essex’s Proxy Committee will work to ensure that prior to a vote being made, conflicts of interest are identified and material conflicts are properly addressed such that the proxy may be voted in the best interest of clients. .
Proxy/Share Blocking. In general, unless otherwise directed by the client, Essex will make reasonable efforts to vote client proxies for accounts in which it has been delegated voting authority. Essex may decline to vote proxies if to do so would cause a restriction to be placed on Essex’s ability to trade securities held in client accounts in “share blocking” countries. Accordingly, Essex may abstain from votes in a share blocking country in favor of preserving its ability to trade any particular security at any time.
If you would like a copy of Essex’s Proxy Policy, if you would like to review how Essex voted on a particular security in your account, or if you would like further information on the proxy agent’s proxy voting policy guidelines, please contact us at the contact information on the cover page.
Class Action Suits and Other Legal Actions. Essex is not obligated to, and typically does not take any legal action with regard to class action suits relating to securities purchased by Essex for its clients. Essex provides instructions to custodians and brokers regarding tender offers and rights offerings for securities in client accounts. However, Essex does not provide legal advice to clients and, accordingly, does not determine whether a client should join, opt out of or otherwise submit a claim with respect to any legal proceedings, including bankruptcies or class actions, involving securities held or previously held by the client. Essex generally does not have authority to submit claims or elections on behalf of clients in legal proceedings. Should a client, however, wish to retain legal counsel and/or take action regarding any class action suit proceeding, Essex will attempt to provide the client or the client’s legal counsel with information that may be needed upon the client’s reasonable request.
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4.
Proxy Voting Procedures of Axiom International Investors LLC. (Emerging Markets Fund)

PROXY VOTING POLICY DISCLOSURE
Axiom Investors LLC
Adopted: August, 2016
I. General Policies and Potential Conflicts of Interest
A. General Policies
Axiom International Investors, LLC (“Axiom”) has adopted these proxy voting policies and guidelines (the “Policies”) with respect to securities owned by clients for which Axiom serves as investment adviser and has the power to vote proxies. Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Advisers Act”) requires investment advisers that have voting authority with respect to securities held in their clients’ accounts to exercise a duty of care by monitoring corporate actions and voting proxies. To satisfy its duty of loyalty, an adviser must cast proxy votes in the best interests of its clients and not in a way that advances the adviser’s interests above those of its clients. In addition to these SEC requirements governing registered investment advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts set out in Department of Labor Bulletin 94-2, 29 C.F.R. 2509.94-2 (July 29, 1994).
The Policies are designed to reasonably ensure that Axiom votes proxies in the best interest of clients for which it has voting authority, and describe how Axiom addresses material conflicts between its interests and those of its clients with respect to proxy voting. Under the Policies, Axiom will generally vote proxies by considering those factors that would affect the value of the securities held in clients’ accounts.
As a general matter, Axiom considers, but is not required to adhere to, the proxy voting guidelines established by Institutional Shareholder Services Inc. (ISS) when casting proxy votes on behalf of clients.
ISS is an independent third party that specializes in providing a variety of fiduciary-level proxy related services to institutional investment managers. ISS provides us with in-depth research, voting recommendations, vote execution and recordkeeping. However, Axiom recognizes that there are certain types of proposals that may result in different voting positions being taken with respect to the different issuers. Some items that otherwise would be acceptable will be voted against the proponent when it is seeking extremely broad flexibility without offering adequate justification. In addition, Axiom generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts. Axiom reviews proxy issues on a case-by-case basis, and there are instances when our judgment of the anticipated effect on the best interests of our clients may warrant exceptions to the policies on specific issues set forth in Section II.
B. Conflicts of Interest
Axiom is responsible for identifying potential conflicts of interest in the process of voting proxies on behalf of its clients. Examples of potential conflicts of interest include situations where Axiom or personnel of Axiom: (1) provide services to a company whose management is soliciting proxies; (2) have a material business relationship with a proponent of a proxy proposal and this business relationship may influence how the proxy vote is cast; or (3) have a business or personal relationship with participants in a proxy contest, corporate directors or candidates for directorships.
Axiom may address material conflicts between its interests and those of its advisory clients by using any of the following methods: (1) adopting a policy of disclosing the conflict to clients and obtaining their consent before voting; (2) basing the proxy vote on pre-determined voting guidelines if the application of the guidelines to the matter presented to clients involves minimal discretion on the part of Axiom; or (3) using the recommendations of an independent third party.
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II. Axiom’s Policies on Specific Issues
A. Management Proposals
Axiom will typically support ISS’s recommendation on management proposals. However, in the event that we decide to vote a proxy (or a particular proposal within a proxy) in a manner different from the ISS recommendation, we will document the reasons supporting the decision.
B. Shareholder Proposals
Axiom will typically support ISS’s recommendation on shareholder proposals. However, in the event that we decide to vote a proxy (or a particular proposal within a proxy) in a manner different from the ISS recommendation, we will document the reasons supporting the decision.
C. Deviation from ISS Guidelines
If ISS is (i) unable to complete or provide its research and analysis regarding a security on a timely basis, or (ii) Axiom determines that voting in accordance with ISS guidelines is not in the best interest of the client, Axiom will not vote in accordance with ISS guidelines. In such cases, Axiom will make an independent decision on how to vote, which may or may not be consistent with ISS guidelines. ISS will then execute the vote as directed by Axiom.
D. Foreign Issuers - Share Blocking
In accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g., in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). Due to these restrictions, Axiom must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. In many cases, the disadvantage of being unable to sell the stock regardless of changing conditions outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, Axiom generally will not vote those proxies in the absence of an unusual, highly material vote.
E. Foreign Issuers - Beneficial Owner Meeting Attendance Requirement
Some foreign markets require the Beneficial Owner to attend a meeting in order to cast a vote. Accordingly, Axiom will generally not vote those proxies.
F. Share Lending
At times, Axiom and/or ISS may not be able to vote proxies on behalf of clients when our clients lend securities to third parties beyond our control.
III. Procedures for Reviewing and Voting Proxies
A. Procedures
Whenever possible proxy solicitations from securities held for client accounts who have delegated proxy voting responsibility to Axiom are sent directly by the client’s custodian to Axiom’s proxy voting vendor, ISS. Axiom will use its’ best judgment to vote proxies in the best interests of our clients and will typically follow the recommendations of ISS. In the event that we decide to vote a proxy (or a particular proposal within a proxy) in a manner different from the ISS recommendation, we will document the reasons supporting the decision.
Any proposal where Axiom has decided to vote differently than the ISS recommendation and it is determined a material conflict of interest exists between Axiom and its clients as a result of voting differently on such proposal, that proposal will be directed to the Chief Compliance Officer for consideration. The Chief Compliance Officer will recommend to the Chief Investment Officer and Portfolio Manager the appropriate voting response for such proposal by
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applying one of the methods identified in Section I.B. of the Policies. For each proposal for which a material conflict of interest exists and Axiom votes contrary to ISS, the Chief Compliance Officer shall prepare a memorandum (a “Material Conflict Memorandum”), to be kept with the record of the proxy vote, that identifies the material conflict of interest and the method used for determining how to vote on the proposal.
B. Amending Axiom’s Policies on Specific Issues
Axiom will periodically review Axiom’s Policies on Specific Issues to ensure that they contain appropriate guidance for determining how votes will be cast on a variety of matters and the underlying rationale for such determination.
C. Supplemental Information of Issuers
In the event that Axiom becomes aware that an issuer intends to file or has filed with the SEC supplemental information in response to ISS’ voting recommendation, whether or not Axiom received or intends to follow such recommendation, the Chief Compliance Officer will review such supplemental information. If Axiom has not yet executed the related proxy vote(s) or provided instructions to ISS, the Chief Compliance Officer will provide the supplemental information to the relevant Portfolio Manager(s). If Axiom has already executed the related proxy vote(s) or provided instructions to ISS, the Chief Compliance Officer will review the supplemental information and, if determined to be material to the related proxy vote(s), will provide the supplemental information to the relevant Portfolio Manager(s) in order to permit reconsideration of the related proxy vote(s). The Portfolio Manager shall communicate to the Chief Compliance Officer whether or not the previously provided voting instructions should be changed.
IV. Proxy Voting Audit Procedures and Oversight of Third-Party Proxy Voting
When Axiom is voting in accordance with ISS guidelines, Axiom will review a sampling of the “pre-populated” votes on the ISS’ electronic voting platform before ISS executes the vote. In instances of voting not in accordance with ISS guidelines, Axiom will itself “pre-populate” votes on the ISS’ electronic voting platform before ISS executes the vote.
Periodically, a random sample of the proxies voted by ISS will be audited by Axiom to ensure ISS is voting in accordance with applicable ISS guidelines or consistent with Axiom’s direction, as applicable, and in order to further evaluate whether Axiom’s voting determinations were consistent with the Policies and in its clients’ best interest.
Axiom will review, no less frequently than annually, ISS, (or any other third-party proxy voting service, as applicable) its policies and methodologies. This review will include, among others, the following topics and determinations:
• whether ISS has the capacity and competence to adequately analyze proxy issues, including the adequacy and quality of its staffing, personnel and/or technology and any material changes in the ISS staffing and technology since the last review;
• whether ISS has an effective process for seeking timely input from issuers and its clients with respect to its proxy voting policies, methodologies and peer group constructions;
• whether ISS engages with issuers, including its process for ensuring that it has complete and accurate information about the issuer and each particular matter, and ISS’ process, if any, for investment advisers to access the issuers’ views about ISS’ voting recommendations;
• whether Axiom has sufficient information on and understanding of ISS’ methodologies and the factors underlying ISS’ voting recommendations, including an understanding of how ISS obtains information relevant to its voting recommendations and how it engages with issuers and third parties;
• whether ISS is independent and can make recommendations in an impartial manner in the best interest of Axiom’s clients. This analysis will include a review of (i) any ISS actual or potential conflicts known to Axiom, (ii) ISS’ policies and procedures on identifying, disclosing and addressing conflicts of interest, and (iii) whether ISS is disclosing its actual or potential conflicts to Axiom in a timely, transparent and accessible manner;
• ISS’ internal controls, including but not limited to a review of ISS’ business continuity plan, methodologies with respect to implementing Axiom’s voting instructions, proxy record keeping and internal and independent third-party audit certifications;
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• the extent to which ISS has access to non-public information regarding how Axiom intends to vote a Client’s securities and would be permitted to utilize this information in a manner that would not be in the best interest of Axiom’s Clients (e.g., Axiom may consider the extent to which ISS would be permitted to share such information (including information on aggregated voting intentions of ISS’ clients) with third parties);
• any factual errors, potential incompleteness, or potential methodological weaknesses in the ISS’ analysis known to Axiom and whether such errors, incompleteness or weaknesses materially affected ISS’ voting recommendations. Axiom will also access ISS’ process for disclosure to Axiom and efforts to correct any such identified errors, incompleteness or weaknesses.
In connection with this oversight function, Axiom will ensue that ISS (or any other third-party proxy voting service, as applicable), is prepared to provide additional information to Axiom to assist it with gaining a better understanding of the services that the proxy advisory firm provides, as well as confirming that these services align with Axiom’s own fiduciary duties. Further in connection with this oversight function, Axiom will obtain information about and possibly consider alternative service providers.
V. Annual Review of Policies
Axiom will review, no less frequently than annually, the adequacy of the Policies and the effectiveness of the implementation and determination whether the Policies are reasonably designed to ensure that Axiom casts proxy votes on behalf of its clients in the best interest of such clients.
VI. Disclosure
Axiom will disclose in its Form ADV Part 2A that clients may contact Axiom in order to obtain information on how Axiom voted such client’s proxies, and to request a copy of the Policies. If a client requests this information, the Axiom will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired: (i) the name of the issuer, (ii) the proposal voted upon and (iii) how Axiom voted the client’s proxy. A summary of the Policies will be included in Axiom’s Form ADV Part 2, which is delivered to all clients. The summary will be updated whenever the Policies are updated.
VII. Recordkeeping and Client Reporting
In accordance with Rule 204-2 under the Advisers Act, Axiom shall retain the following documents for not less than five years from the end of the year in which the proxies were voted, the first two years in Axiom’s office:
1. The Policies and any additional procedures created pursuant to the Policies;
2. a copy of each proxy statement Axiom receives regarding securities held on behalf of its clients, including any supplemental information an issuer files with the SEC that Axiom becomes aware of;
3. a record of each vote cast by Axiom on behalf of its clients;
4. a copy of any document created by Axiom that was material to making its voting decision or that memorializes the basis for such decision; and
5. a copy of each written request from a client, and response to the client, for information on how Axiom voted the client’s proxies.
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5.
Proxy Voting Policies of Polaris Capital Management, Inc. (Small Cap Fund, Foreign Value Fund, Foreign Value Small Cap Fund and International Opportunities Fund)

POLARIS PROXY POLICY
Polaris Capital Management, LLC (the “Adviser”)’s policy regarding the voting of proxies consists of (1) the statement of the law and policy, (2) identification of the person(s) responsible for implementing this policy, and (3) the procedures adopted by the Adviser to implement the policy.
I. Statement of Law and Policy
A. Law
Because a registered investment company (“fund”) is the beneficial owner of its portfolio securities, it has the right to vote proxies relative to its portfolio securities. The Securities and Exchange Commission has stated that a fund’s board has the obligation to vote proxies. As a practical matter, fund boards typically delegate this function to the fund’s adviser/sub- adviser.
Rule 206(4)-6 under the Investment Advisers Act of 1940 requires that a registered investment adviser with proxy voting authority generally must satisfy the following four requirements: (i) adopt and implement written proxy voting policies and procedures reasonably designed to ensure the adviser votes client and fund securities in the best interests of clients and fund investors and addressing how conflicts of interest are handled; (ii) disclose its proxy voting policies and procedures to clients and fund investors and furnish clients and fund investors with a copy if they request it; (iii) inform clients and fund investors as to how they can obtain information from the adviser on how their securities were voted; and (iv) retain certain records.
II. Policy
The Adviser will vote proxies delivered to it by the fund’s custodian in accordance with this proxy policy. The vote will be cast in such a manner, which, in the Adviser’s judgment, will be in the best interests of shareholders. The Adviser contracts with Boston Investor Services, Inc. for the processing of proxies.
The Adviser, through its investment personnel, will generally comply with the following guidelines:
Routine Corporate Governance Issues
The Adviser will vote in favor of management.
Routine issues may include, but not be limited to, election of directors, appointment of auditors, changes in state of incorporation or capital structure. In certain cases the Adviser will vote in accordance with the guidelines of specific clients.
Non-routine Corporate Governance Issues
The Adviser will vote in favor of management unless voting with management would limit shareholder rights or have a negative impact on shareholder value. Non-routine issues may include, but not be limited to, corporate restructuring/mergers and acquisitions, proposals affecting shareholder rights, anti-takeover issues, executive compensation, and social and political issues. In cases where the number of shares in all stock option plans exceeds 10% of basic shares outstanding, the Adviser generally votes against proposals that will increase shareholder dilution.
In general the Adviser will vote against management regarding any proposal that allows management to issue shares during a hostile takeover.
Non Voting of Proxies
The Adviser may not vote proxies if voting may be burdensome or expensive, or otherwise not in the best interest of clients.
Conflicts of Interest
Should the Adviser have a conflict of interest with regard to voting a proxy. The Adviser will disclose such conflict to the client and obtain client direction as to how to vote the proxy.
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Record Keeping
The following records will be kept for each client:
•
Copies of the Adviser’s proxy voting policies and procedures.
•
Copies of all proxy statements received.
•
A record of each vote the Adviser casts on behalf of the client along with any votes or documents that were material to making a decision on how to vote a proxy including an abstention on behalf of a client, including the resolution of any conflict.
•
A copy of each written client request for information on how the Adviser voted proxies on behalf of the client and a copy of any written response by the advisor.
This proxy policy will be distributed to all clients of the Adviser and added to Part II of Form ADV.. A hard copy of the policy will be included in the Compliance Program and is available on request.
2.
Who is Responsible for Implementing this Policy?

The Compliance Officer is responsible for implementing, monitoring and updating this policy, including reviewing decisions made on non-routine issues and potential conflicts of interest. The Compliance Officer is also responsible for maintaining copies of all records and backup documentation in accordance with applicable record keeping requirements. The Compliance Officer can delegate in writing any of his or her responsibilities under this policy to another person.
3.
Procedures to Implement this Policy

Conflicts of Interest
From time to time, proxy voting proposals may raise conflicts between the interests of the Advisers’ clients and the interests of the Adviser, its employees, or its affiliates. The Adviser must take certain steps designed to ensure, and must be able to demonstrate that those steps resulted in a decision to vote the proxies that was based on the clients’ best interest and was not the product of the conflict. For example, conflicts of interest may arise when:
•
A proponent of a proxy proposal has a business relationship with the adviser or its affiliates;
•
The Adviser or its affiliates have business relationships with participants in proxy contests, corporate directors, or director candidates;
•
An Adviser employee has a personal interest in the outcome of a particular matter before shareholders; or
•
An adviser employee has a business or personal relationship with participants in Proxy contests, corporate directors or director candidates.
The Investment Personnel of the Adviser are responsible for identifying proxy voting proposals that present a conflict of interest. If the Adviser receives a proxy relating to an issuer that raises a conflict of interest, the Compliance Officer along with the Adviser shall determine whether the conflict is “material” to any specific proposal included within the proxy. The Compliance Officer will determine whether a proposal is material as follows:
•
Routine Proxy Proposals — Proxy proposals that are “routine” shall be presumed not to involve a material conflict of interest for the Adviser, unless the Compliance Officer has actual knowledge that a routine proposal should be treated differently. For this purpose, “routine’ proposals would typically include matters such as uncontested election of directors, meeting formalities, and approval of an annual report/financial statements.
•
Non-Routine Proxy Proposals — Proxy proposals that are “non-routine” will be presumed to involve a material conflict of interest, unless the Compliance Officer determines that the Adviser does not have such a conflict of interest. For this purpose, “non-routine” proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock option plans, retirement plans, profit sharing, or other special remuneration plans). The Adviser and the Compliance Officer will determine on a case-by-case basis that particular non-routine proposals do not involve a material conflict of interest, the Compliance Officer will consider whether the Adviser or any of its officers, directors, employees, or affiliates may have a business or personal relationship with a participant in a proxy contest, the issuer itself or the issuer’s pension plan, corporate directors, or candidates for directorships.
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•
Any decision to override a vote due to a conflict of interest will be made by the Investment Personnel and reported to the CCO.
•
The Compliance Officer will record in writing the basis for any such determination.
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PART C: OTHER INFORMATION

ITEM 15.	Indemnification

Indemnification provisions for officers, directors and employees of the Trust are set forth in Article VIII, Sections one through three of the Second Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”), and they are hereby incorporated by reference. See Item 16(1) below. Under the Declaration of Trust, trustees and officers will be indemnified to the fullest extent permitted to directors by the Massachusetts General Corporation Law, subject only to such limitations as may be required by the Investment Company Act of 1940, as amended, and the rules thereunder (collectively, the “1940 Act”). Under the 1940 Act, trustees and officers of an investment company such as the Trust may not be protected against liability to the investment company or its shareholders to which they would be subject because of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of their office. The Trust also maintains liability insurance policies covering its Trustees and officers.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Registrant’s organizational instruments or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and, therefore, is unenforceable.

ITEM 16.	Exhibits

(1)	Second Amended and Restated Declaration of Trust of Registrant dated May 26, 2011 (incorporated by reference to Post-Effective Amendment No. 45 to the Registration Statement on Form N-1A filed on June 1, 2011).

(2)	Amended and Restated By-Laws of the Trust dated October 22, 2008 (incorporated by reference to Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A filed on August 1, 2009).

(3)	Not applicable.

(4)	Agreement and Plan of Reorganization included in Part A as Appendix A.

(5)	Instruments Defining Rights of Security Holders are incorporated by reference to Exhibits 1 and 2, above.

(6)	Copies of Investment Advisory Contracts:

(a)	Amended and Restated Management Contract between the Trust and Quantitative Investment Advisors, Inc. (currently known as Pear Tree Advisors, Inc., the “Manager”) dated May 1, 2008 (incorporated by reference to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A filed on April 30, 2008).

(b)	Schedule I to Amended and Restated Management Contract dated as of May 1, 2008 amended March 25, 2019 (incorporated by reference to Post-Effective Amendment No. 68 to the Registration Statement on Form N-1A filed on May 31, 2019).

(c)	Management Fee/Sub-Advisory Fee Waiver Agreement dated July 31, 2023 (relating to Pear Tree Polaris Foreign Value Fund, Pear Tree Polaris Foreign Value Small Cap Fund, and Pear Tree Polaris International Opportunities Fund)(incorporated by reference to Post-Effective Amendment No. 80 to the Registration Statement on Form N-1A filed on August 1, 2023).

(d)	Expense Limitation Agreement dated July 31, 2023 (relating to Pear Tree Polaris Foreign Value Fund, Pear Tree Axiom Emerging Markets World Equity Fund, Pear Tree Quality Fund, and Pear Tree Polaris International Opportunities Fund) (incorporated by reference to Post-Effective Amendment No. 80 to the Registration Statement on Form N-1A filed on August 1, 2023).

(e)	Expense Limitation Agreement dated July 31, 2023 (relating to the Pear Tree International Opportunities Fund)(incorporated by reference to Post-Effective Amendment No. 80 to the Registration Statement on Form N-1A filed on August 1, 2023).

(f)	Sub-Advisory Contract between the Manager and Polaris Capital Management, LLC relating to Pear Tree Polaris International Opportunities Fund (formerly Pear Tree PNC International Small Cap Fund) dated November 15, 2019 (incorporated by reference to Post-Effective Amendment No. 71 to the Registration Statement on Form N-1A on November 15, 2019).

(7)	Copies of Underwriting and Distribution Agreements, Dealer Agreements:

(a)	Amended and Restated Distribution Agreement between Registrant and U.S. Boston Capital Corporation dated May 1, 2008 (including 12b-1 Plan) (incorporated by reference to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A filed on April 30, 2008).

(b)	Amendment dated November 30, 2017 to the Restated Distribution Agreement dated May 1, 2008 (incorporated by reference to Post-Effective Amendment No. 61 to the Registration Statement on Form N-1A filed on February 6, 2017).

(c)	Form of Selling Group Agreement (incorporated by reference to Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A filed on July 27, 2007).

(d)	Form of Selling Group Agreement (incorporated by reference to Post-Effective Amendment No. 54 to the Registration Statement on Form N-1A filed on July 31, 2014).

8.	Not applicable

9.	Custody Agreements:

(a)	Custody Agreement between UMB Bank, N.A. and the Trust, dated March 19, 2020 (incorporated by reference to Post-Effective Amendment No. 73 to the Registration Statement August 3, 2020).

(b)	Rule 17f-5 Delegation Agreement between UMB Bank, N.A. and the Trust dated May 19, 2020 (incorporated by reference to Post-Effective Amendment No. 73 to the Registration Statement August 3, 2020).

10.	Copies of Rule 12b-1 Plans, Rule 18f-3 Plans, and related agreements:

(a)	Incorporated by reference to Exhibits 7(a) and 7(b).

(b)	Multiple Class Plan Pursuant to Rule 18f-3 (incorporated by reference to Post-Effective Amendment No. 61 to the Registration Statement February 6, 2017).

11.	Opinion and Consent of Sullivan & Worcester, LLP dated August 11, 2023 Regarding Legality of Shares to be Issued[1]

12.	Draft Opinion (and Consent) of Counsel on Tax Matters – [to be filed by amendment]

13.	Other Material Contracts

(a)	Administration and Fund Accounting Agreement between UMB Fund Services, LLC and the Trust dated March 19, 2020 (incorporated by reference to Post-Effective Amendment No. 73 to the Registration Statement August 3, 2020).

(b)	Amended and Restated Transfer Agent and Service Agreement between Registrant and Pear Tree Institutional Services, a division of the Manager, dated May 1, 2008 (incorporated by reference to Post-Effective Amendment No. 38 to the Registration Statement on Form N-1A filed on April 30, 2008).

(c)	Transfer Agent Fee Waiver Agreement as of August 1, 2023 (incorporated by reference to Post-Effective Amendment No. 80 to the Registration Statement on Form N-1A filed on August 1, 2023.

14.

(a)	Consent of Tait Weller & Baker LLP dated August 14, 2023[1]

(b)	Consent of Tait Weller & Baker LLP dated September 13, 2023*

15.	Not applicable

16.	Powers of Attorney of the Trustees of the Registrant (incorporated by reference to Post-Effective Amendment No. 80 to the Registration Statement on Form N-1A filed on August 1, 2023).

17.	Form of Proxy Card[1]

17.1	Form of Proxy Card (Amended)*

[1]	Previously filed with Registration Statement August 15, 2023 and incorporated herein by reference.

*	Filed herewith.

ITEM 17.	Undertakings

1.	The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended (the “Securities Act”), the reoffering prospectus will contain the information called for by the applicable registration form for the re-offerings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

2.	The undersigned Registrant agrees that every prospectus that is filed under paragraph 1 above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

3.	The undersigned registrant agrees to file, by post-effective amendment, an opinion of counsel supporting the tax consequences of the reorganization within a reasonably prompt time after receipt of such opinion.

File No. 333-273992

SIGNATURES

As required by the Securities Act of 1933, as amended, this Registrant Statement on Form N-14 has been duly signed by the Registrant in the Town of Lincoln and the Commonwealth of Massachusetts, on the 15th day of September 2023.

PEAR TREE FUNDS

By:	/s/ Willard L. Umphrey
Willard L. Umphrey, President

As required by the Securities Act of 1933, as amended, this Registration Statement on Form N-14 has been signed by the following persons in the capacities and on the dates indicated.

Signatures		Title	Date

/s/ Willard L. Umphrey		President and Trustee	September 15, 2023
Willard L. Umphrey		(Principal Executive Officer)

/s/ Leon Okurowski		Treasurer	September 15, 2023
Leon Okurowski		(Principal Financial Officer)

/s/ John M. Bulbrook	*	Trustee	September 15, 2023
John M. Bulbrook

/s/ William H. Dunlap	*	Trustee	September 15, 2023
William H. Dunlap

/s/ Clinton S. Marshall	*	Trustee	September 15, 2023
Clinton S. Marshall

*By:	/s/ Willard L. Umphrey
Willard L. Umphrey

*Pursuant to Power of Attorney

File No. 333-273992

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
14(b)	Consent of Tait Weller & Baker LLP dated September 13, 2023.

17.1	Form of Proxy Card (Amended)